                                  Legacy III

As filed with the Securities and Exchange Commission on Apri1 11, 2002

                                            1933 Act Registration No.: 333-38007
                                            1940 Act Registration No.: 811-08441

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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM N-4

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [ ]

                       POST-EFFECTIVE AMENDMENT NO. 3                       [X]

                                      AND

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [_]

                                AMENDMENT NO. 7                             [X]

              LINCOLN LIFE & ANNUITY VARIABLE ANNUITY ACCOUNT H
                          (Exact Name of Registrant)

                  LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
                              (Name of Depositor)

                        120 Madison Street, Suite 1700
                              Syracuse, NY 13202

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             (Address of Depositor's Principal Executive Offices)

      Depositor's Telephone Number, including Area Code:  (315) 428-8400

                              ROBERT O. SHEPPARD
                         100 Madison Street, Suite 1860
                           Syracuse, New York 13202

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                   (Name and Address of Agent for Service)

                                   Copy to:
                                 Susan Krawczyk
                       Sutherland Asbill & Brennan LLP
                        1275 Pennsylvania Avenue, N.W.
                            Washington, D.C.  20004
                                      and
                                  Brian Burke
                             1300 S. Clinton Street
                                 P.O. Box 1110
                              Fort Wayne, IN 46802

                   Title of securities being registered:
 Interests in a separate account under individual flexible premium deferred variable annuity contracts.

It is proposed that this filing will become effective:

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485

[X] on May 1, 2002, pursuant to paragraph (b)

[ ] 60 days after filing pursuant to paragraph (a)(i) of Rule 485

[ ] on _____________________ pursuant to paragraph (a)(i) of Rule 485

American Legacy III
Lincoln Life & Annuity Variable Annuity Account H Individual Variable Annuity Contracts


      Home Office:                               Servicing Office:
      Lincoln Life & Annuity Company of New York P.O.Box 2348
      100 Madison Street, Suite 1860             1300 South Clinton Street
      Syracuse, NY 13202                         Fort Wayne, IN 46801
      www.LincolnRetirement.com



This Prospectus describes the individual flexible premium deferred variable annuity contract that is issued by Lincoln Life & Annuity Company of New York ("LNY"). It is primarily for use with nonqualified plans and qualified retirement plans under Sections 408 (IRAs) and 408A (Roth IRAs) of the tax code. Generally, you do not pay federal income tax on the contract's growth until it is paid out. The contract is designed to accumulate contract value and to provide retirement income that you cannot outlive or for an agreed upon time. These benefits may be a variable or fixed amount or a combination of both. If you die before the annuity commencement date, we will pay your beneficiary a death benefit. In the alternative, you may choose to receive a death benefit on the death of the annuitant.


The minimum initial purchase payment for the contract is $5,000.


Additional purchase payments may be made to the contract and must be at least $100 per payment ($25 if transmitted electronically), and at least $300 annually.

You choose whether your contract value accumulates on a variable or a fixed (guaranteed) basis or both. If you put all your purchase payments into the fixed account, we guarantee your principal and a minimum interest rate. We limit withdrawals and transfers from the fixed side of the contract.

All purchase payments for benefits on a variable basis will be placed in Lincoln Life & Annuity Variable Annuity Account H (variable annuity account [VAA]). The VAA is a segregated investment account of LNY. If you put all or some of your purchase payments into one or more of the contract's variable options you take all the investment risk on the contract value and the retirement income. If the subaccounts you select make money, your contract value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the subaccounts you select. We do not guarantee how any of the variable options or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees your investment in the contract.


The available funds, listed below, are each part of American Funds Insurance Series (series) Class 2 Shares:



  Global Discovery

  Global Growth
  Global Small Capitalization
  Growth
  International
  New World

  Blue Chip Income and Growth


  Growth-Income

  Asset Allocation
  Bond

  High-Income Bond (formerly High-Yield Bond)

  U.S. Government/AAA-Rated Securities
  Cash Management



This Prospectus gives you information about the contracts that you should know before you decide to buy a contract and make purchase payments. You should also review the prospectus for the funds that is attached, and keep both prospectuses for reference.

Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.


You can obtain a current Statement of Additional Information (SAI), dated the same date as this prospectus, about the contracts which has more information. Its terms are made part of this Prospectus. If you have any questions or for a free copy of the SAI, write: Lincoln Life & Annuity Company of New York, P.O. Box 2348, Fort Wayne, Indiana 46801, or call 1-800-942-5500. The SAI and other information about LNY and Account H are also available on the SEC's web site (http://www.sec.gov). There is a table of contents for the SAI on the last page of this Prospectus.



May 1, 2002

Table of contents


                                                            Page
                ------------------------------------------------
                Special terms                                 2
                ------------------------------------------------
                Expense tables                                3
                ------------------------------------------------
                Summary                                       5
                ------------------------------------------------
                Condensed financial information               6
                ------------------------------------------------
                Investment results                            7
                ------------------------------------------------
                Financial statements                          7
                ------------------------------------------------
                Lincoln Life & Annuity Company of
                  New York                                    7
                ------------------------------------------------
                Fixed side of the contract                    7
                ------------------------------------------------
                Variable annuity account (VAA)                7
                ------------------------------------------------
                Investments of the variable annuity account   8
                ------------------------------------------------
                Charges and other deductions                 10
                ------------------------------------------------



                                                            Page
               -------------------------------------------------
               The contract                                  12
               -------------------------------------------------
               Annuity payouts                               19
               -------------------------------------------------
               Federal tax matters                           22
               -------------------------------------------------
               Voting rights                                 26
               -------------------------------------------------
               Distribution of the contracts                 26
               -------------------------------------------------
               Return privilege                              27
               -------------------------------------------------
               State regulation                              27
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               Records and reports                           27
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               Other information                             27
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               Statement of additional information table of
               contents for Variable Annuity Account H
               American Legacy III                           28
               -------------------------------------------------

Special terms

(We have italicized the terms that have special meaning throughout the Prospectus)

Account or variable annuity account (VAA)--The segregated investment account, Lincoln Life & Annuity Variable Annuity, Account H, into which LNY sets aside and invests the assets for the variable side of the con-tract offered in this Prospectus.

Accumulation unit--A measure used to calculate contract value for the variable side of the contract before the annuity commencement date.

Annuitant--The person on whose life the annuity pay-outs are based and upon whose death a death benefit may be paid.

Annuity commencement date--The valuation date when funds are withdrawn or converted into annuity units or fixed dollar payout for payment of retirement income benefits under the annuity payout option you select.

Annuity payout--An amount paid at regular intervals after the annuity commencement date under one of several options available to the annuitant and/or any other payee. This amount may be paid on a variable or fixed basis, or a combination of both.

Annuity unit--A measure used to calculate the amount of annuity payouts for the variable side of the contract after the annuity commencement date.

Beneficiary--The person you choose to receive the death benefit that is paid if you die before the annuity commencement date.

Contractowner (you, your, owner) -- The person who has the ability to exercise the rights within the contract (decides on investment allocations, transfers, payout option, designates the beneficiary, etc.). Usually, but not always, the owner is the annuitant.

Contract value -- At a given time before the annuity commencement date, the total value of all accumulation units for a contract plus the value of the fixed side of the contract.

Contract year--Each one-year period starting with the effective date of the contract and starting with each con-tract anniversary after that.

Death benefit--The amount payable to your designated beneficiary if the owner dies before the annuity commence-ment date or, if selected, to the owner if the annuitant dies. An Enhanced Guaranteed Minimum Death Benefit may be available.


Free Amount--The amount that may be withdrawn each contract year without incurring a surrender charge.



I-4Life/SM/ Advantage--An income program which combines periodic variable lifetime income payments with the ability to make withdrawals during a defined period, earlier version called Income4Life(R) Solution.


Lincoln Life--The Lincoln National Life Insurance Company.

LNY (we, us, our)--Lincoln Life & Annuity Company of New York.

Purchase payments--Amounts paid into the contract.

Series--American Funds Insurance Series (series), the funds to which purchase payments allocated to the Variable Account are directed.

American Legacy III subaccount--The portion of the VAA that reflects investments in accumulation and annuity units of a class of a particular fund available under the contracts. There is a separate subaccount which corresponds to each class of a fund.

Valuation date--Each day the New York Stock Ex-change (NYSE) is open for trading.

Valuation period--The period starting at the close of trading (currently 4:00 p.m. New York time) on each day that the NYSE is open for trading (valuation date) and ending at the close of such trading on the next valuation date.

Expense tables

Summary of Contractowner expenses:

   The maximum surrender charge (contingent deferred sales charge) (as a percentage of purchase payments surrendered/withdrawn): 6%

The surrender charge percentage is reduced over time. The later the redemption occurs, the lower the surrender charge with respect to that surrender or withdrawal. We may waive this charge in certain situations. See Surrender charges.

Transfer charge: $25

The transfer charge will not be imposed on the first 12 transfers during a contract year. We reserve the right to charge a $25 fee for the 13th and each additional transfer during any contract year. Automatic dollar cost averaging and automatic rebalancing transfers are not included in these first twelve transfers.

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Account H annual expenses for American Legacy III subaccounts:*
(as a percentage of average account value):

                                                            With Enhanced
                                                            Guaranteed
                                                            Minimum
                                                            Death Benefit Without
                                                            (EGMDB)       EGMDB
                                                            ------------- -------
Mortality and expense risk charge                               1.30%      1.15%
Administrative charge                                            .10%       .10%

                                                                -----      -----
Total annual charge for each American Legacy III subaccount     1.40%      1.25%


Estimated annual expenses for the funds as of December 31, 2001.

(as a percentage of each fund's average net assets):


                                 Management     12b-1     Other        Total
                                 fees       +   fees  +   expenses =   expenses
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 Global Discovery**                 .58%         .25%       .03%          .86%
 ------------------------------------------------------------------------------
 Global Growth                      .66          .25        .04           .95
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 Global Small Capitalization        .80          .25        .03          1.08
 ------------------------------------------------------------------------------
 Growth                             .37          .25        .01           .63
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 International                      .55          .25        .06           .86
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 New World Fund                     .85          .25        .06          1.16
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 Blue Chip Income and Growth**      .50          .25        .01           .76
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 Growth-Income                      .33          .25        .02           .60
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 Asset Allocation                   .43          .25        .02           .70
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 Bond                               .48          .25        .01           .74
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 High-Income Bond                   .50          .25        .01           .76
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 U.S. Govt./AAA-Rated Securities    .46          .25        .01           .72
 ------------------------------------------------------------------------------
 Cash Management                    .45          .25        .01           .71
 ------------------------------------------------------------------------------


*The VAA is divided into separately-named subaccounts. Each subaccount, in turn, invests purchase payments in shares of a class of its respective fund.




**Commenced operations on July 5, 2001, therefore the expenses provided in the table are annualized estimates.

Examples
(expenses of the subaccounts and of the funds):

If you surrender your contract at the end of the time period shown, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return:


                                                          1 year        3 years       5 years      10 years
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Global Discovery                                        $83           $121          $151           $260
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Global Growth                                            84            123           156            269
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Global Small Capitalization                              85            127           162            282
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Growth                                                   81            114           139            236
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International                                            83            121           151            260
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New World                                                86            130           166            290
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Blue Chip Income Growth                                  82            118           146            249
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Growth-Income                                            80            113           138            233
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Asset Allocation                                         81            116           143            243
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Bond                                                     82            117           145            247
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High-Income Bond                                         82            118           146            249
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U.S. Govt./AAA-Rated Securities                          82            116           144            245
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Cash Management                                          81            116           143            244
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If you do not surrender your contract, you would pay the following expenses on a $1,000 investment, assuming a
5% annual return:

                                                          1 year        3 years       5 years      10 years
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Global Discovery                                        $23           $ 71          $121           $260
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Global Growth                                            24             73           126            269
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Global Small Capitalization                              25             77           132            282
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Growth                                                   21             64           109            236
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International                                            23             71           121            260
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New World                                                26             80           136            290
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Blue Chip Income and Growth                              22             68           116            249
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Growth-Income                                            20             63           108            233
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Asset Allocation                                         21             66           113            243
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Bond                                                     22             67           115            247
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High-Income Bond                                         22             68           116            249
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U.S. Govt./AAA-Rated Securities                          22             66           114            245
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Cash Management                                          21             66           113            244
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The Expense Tables reflect expenses of the VAA as well as expenses of the funds. We provide these examples to help you understand the direct and indirect costs and expenses of the contract. The examples assume that the EGMDB is in effect. Without this benefit, expenses would be lower.



For more information, see Charges and other deductions in this Prospectus, and Management and Organization in the Prospectus for the series. Premium taxes may also apply, although they do not appear in the examples. Different fees and examples not reflected in the examples may be imposed during a period in which regular income or annuity payouts are made. See The contracts--I-4Life/SM/ Advantage for IRA contracts and Annuity payouts including I-4Life/SM/ Advantage (non-qualified annuity contracts only). We also reserve the right to impose a charge on transfers between subaccounts and to and from the fixed account--currently, there is no charge. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.

Summary

What kind of contract am I buying? It is an individual annuity contract between you and LNY. It may provide for a fixed annuity and/or a variable annuity. This Prospectus describes the variable side of the contract. See The contracts.

What is the variable annuity account (VAA)? It is a separate account we established under New York insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which LNY may conduct. See Variable annuity account.


What are my investment choices? Based upon your instruction, the VAA applies your purchase payments to buy series shares in one or more of the investment funds of the series: Global Discovery, Global Growth, Global Small Capitalization, Growth, International, New World, Growth-Income, Blue Chip Income and Growth, Asset Allocation, Bond, High-Income Bond U.S. Government/AAA-Rated Securities and Cash Management. In turn, each fund holds a portfolio of securities consistent with its investment policy. See Investments of the variable annuity account and Description of the series.


Who invests my money? The investment adviser for the series is Capital Research and Management Company (CRMC), Los Angeles, California. CRMC is registered as an investment adviser with the SEC. See Investments of the variable annuity account and Investment adviser.

How does the contract work? If we approve your application, we will send you a contract. When you make purchase payments during the accumulation phase, you buy accumulation units. If you decide to receive an annuity payout, your accumulation units are converted to annuity units. Your annuity payouts will be based on the number of annuity units you received and the value of each annuity unit on payout days. See The contracts.

What charges do I pay under the contract? If you withdraw contract value, you pay a surrender charge from 0% to 6%, depending upon how many contract years those payments have been in the contract. We may waive surrender charges in certain situations. See Surrender charges.

We will deduct any applicable premium tax from purchase payments or contract value at the time the tax is incurred or at another time we choose.

We apply an annual charge totaling 1.40% to the daily net asset value of the VAA. This charge includes 0.10% as an administrative charge and 1.30% as a mortality and expense risk charge. If the enhanced death benefit is not in effect, the mortality and expense risk charge is 1.15%, for an annual charge totaling 1.25%. See Charges and other deductions.

Currently, there is no charge for a transfer. However, we reserve the right to impose a charge in the future of up to $25 per transfer, for transfers after the first 12 within a contract year.

The series pays a management fee to CRMC based on the average daily net asset value of each fund. See Investments of the variable annuity account--Investment ad viser. Each fund also has a 12b-1 fee and additional operating expenses. These are described in the Prospectus for the series.


Charges may also be imposed during the regular income or annuity payout period, including if you elect I-4Life/SM/ Advantage. See The contracts and Annuity payouts.


For information about the compensation we pay for sales of the contracts, see The contracts--Commissions.

What purchase payments do I make, and how often? Subject to the minimum and maximum payment amounts, your payments are completely flexible. See The contracts--Purchase payments.

How will my annuity payouts be calculated? If you decide to annuitize, you may select an annuity option and start receiving annuity payouts from your contract as a fixed option or variable option or a combination of both. See Annuity Options. Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios.


What is I-4Life/SM/ Advantage? I-4Life/SM/ Advantage is an income program that provides periodic variable lifetime income payments, a death benefit, and the ability to make purchase payments (IRA contracts only) and withdrawals during a defined period of time. We assess a charge, imposed only during the I-4Life/SM/ Advantage payout phase, based on the I-4Life/SM/ Advantage death benefit you choose.



What happens if I die before I annuitize? Your beneficiary will receive the death benefit proceeds based upon the death benefit option you select. Your beneficiary has options as to how the death benefit is paid. In the alternative, you may choose to receive a death benefit upon the death of the annuitant. See The contract--Death benefit before the annuity commencement date. See I-4Life/SM/ Advantage (IRA).



May I transfer contract value between variable options and between the fixed side of the contract? Yes, with certain limits. See The contracts--Transfers between subaccounts on or before the annuity commencement date and Transfers following the annuity commencement date. Transfers to and from the General Account on or before the annuity commencement date.




May I surrender the contract or make a withdraw-al? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. See Surrenders and withdrawals. If you surrender the contract or make a withdrawal, certain charges may apply. See Charges and other deductions. A portion of surrender/withdrawal proceeds may be taxable. In addition, if you decide to take a distribution before age 59 1/2, a 10% Internal Revenue Service (IRS) tax penalty may apply. A sur-render or a withdrawal also may be subject to 20% withholding. See Federal tax matters.

Do I get a free look at this contract? Yes. You can cancel the contract within ten days of the date you first receive the contract. You need to return the contract, postage prepaid, to our Servicing Office. You assume the risk of any market drop on purchase payments you allocate to the variable side of the contract. See Return privilege.

Condensed financial information

Accumulation unit values


The following information relating to accumulation unit values and number of accumulation units for the American Legacy III subaccounts for the following periods ended December 31, 2001, comes from the VAA's financial statements. It should be read along with the VAA's financial statements and notes which are all included in the SAI.



                                                     2000*           2001
 -                                               -------------- --------------
                                                 with   without with   without
                                                 EGMDB  EGMDB   EGMDB  EGMDB
 -----------------------------------------------------------------------------
 Global Discovery Subaccount**
 . Beginning of period unit value...............                $1.000  1.000
 . End of period unit value.....................                $0.926  0.927
 . End of period number of units (000's omitted)                    45      1
 -----------------------------------------------------------------------------
 Global Growth Subaccount
 . Beginning of period unit value............... $1.000  1.000  $0.734  0.735
 . End of period unit value..................... $0.734  0.735  $0.621  0.622
 . End of period number of units (000's omitted)    194      8   1,506    169
 -----------------------------------------------------------------------------
 Global Smallcap Subaccount
 . Beginning of period unit value............... $1.000  1.000  $0.699  0.700
 . End of period unit value..................... $0.699  0.700  $0.601  0.602
 . End of period number of units (000's omitted)     23      5     599     52
 -----------------------------------------------------------------------------
 Growth Subaccount
 . Beginning of period unit value............... $1.000  1.000  $0.967  0.968
 . End of period unit value..................... $0.967  0.968  $0.780  0.782
 . End of period number of units (000's omitted)    717     35   4,494    376
 -----------------------------------------------------------------------------
 International Subaccount
 . Beginning of period unit value............... $1.000  1.000  $0.695  0.695
 . End of period unit value..................... $0.695  0.695  $0.549  0.550
 . End of period number of units (000's omitted)    130     24   1,228    334
 -----------------------------------------------------------------------------
 New World Subaccount
 . Beginning of period unit value............... $1.000  1.000  $0.825  0.826
 . End of period unit value..................... $0.825  0.826  $0.779  0.782
 . End of period number of units (000's omitted)      6      1     151     16
 -----------------------------------------------------------------------------
 Blue Chip Income and Growth Subaccount**
 . Beginning of period unit value...............                $1.000  1.000
 . End of period unit value.....................                $0.940  0.941
 . End of period number of units (000's omitted)                   937    120
 -----------------------------------------------------------------------------
 Growth-Income Subaccount
 . Beginning of period unit value............... $1.000  1.000  $1.122  1.124
 . End of period unit value..................... $1.122  1.124  $1.135  1.138
 . End of period number of units (000's omitted)    287     68   3,877    398
 -----------------------------------------------------------------------------
 Asset Allocation Subaccount
 . Beginning of period unit value............... $1.000  1.000  $1.086  1.087
 . End of period unit value..................... $1.086  1.087  $1.077  1.079
 . End of period number of units (000's omitted)    171      1   1,540    238
 -----------------------------------------------------------------------------
 Bond Subaccount
 . Beginning of period unit value............... $1.000  1.000  $1.024  1.026
 . End of period unit value..................... $1.024  1.026  $1.092  1.095
 . End of period number of units (000's omitted)     44      1     577    162
 -----------------------------------------------------------------------------
 High-Income Bond Subaccount
 . Beginning of period unit value............... $1.000  1.000  $0.949  0.951
 . End of period unit value..................... $0.949  0.951  $1.009  1.012
 . End of period number of units (000's omitted)     14      1     243     38
 -----------------------------------------------------------------------------
 U.S. Government/AAA-Rated Subaccount
 . Beginning of period unit value............... $1.000  1.000  $1.091  1.092
 . End of period unit value..................... $1.091  1.092  $1.151  1.154
 . End of period number of units (000's omitted)     13      1     316    229
 -----------------------------------------------------------------------------
 Cash Management Subaccount
 . Beginning of period unit value............... $1.000  1.000  $1.037  1.039
 . End of period unit value..................... $1.037  1.039  $1.058  1.060
 . End of period number of units (000's omitted)      8     61     158      1
 -----------------------------------------------------------------------------



*The VAA began operations on July 24,1996. However, the subaccounts did not begin operations until July 24, 2000, so the figures for 2000 represent experience of less than one year.



**The Global Discovery and Blue Chip Income and Growth subaccounts began operations on July 5, 2001 so the figures for 2001 represent experience of less than one year.229

Investment results

At times, the VAA may compare its investment results to various unmanaged indices or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods, with or without contingent deferred sales charges. Results calculated without contingent deferred sales charges will be higher. Total returns include the reinvestment of all distributions, which are reflected in changes in unit value.


During extended periods of low interest rates, the yields of any subaccount investing in a money market fund may also become extremely low and possibly negative.


The annual performance of the subaccounts is based on past performance and does not indicate or represent future performance. See the SAI for further information.

Financial statements

The financial statements of the VAA and the statutory-basis financial statements of LNY are located in the Statement of Additional Information (SAI). If you would like a free copy of the SAI, complete and mail the enclosed card, or call 1-800-942-5500.

Lincoln Life & Annuity Company of New York


LNY is a life insurance company founded in New York on June 6, 1996. LNY is a subsidiary of Lincoln Life. Lincoln Life is one of the largest stock life insurance companies in the United States. Lincoln Life, an Indiana corporation, is owned by Lincoln National Corp. (LNC) which is also organized under Indiana law. LNC's primary businesses are insurance and financial services.


Fixed side of the contract

Purchase payments allocated to the fixed side of the contract become part of LNY's general account, and do not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the New York Insurance Department. In reliance on certain exemptions, exclusions and rules, LNY has not registered interests in the general account as a security under the Securities Act of 1933 and has not registered the general account as an investment company under the Investment Company Act of 1940. Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. LNY has been advised that the staff of the SEC has not made a review of the disclosures which are included in this Prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in Prospectuses. This Prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected infor-mation regarding the fixed side of the contract. Com-plete details regarding the fixed side of the contract are in the contract.

Purchase payments allocated to the fixed side of the contract are guaranteed to be credited with a minimum interest rate, specified in the contract, of at least 3.0%. A purchase payment allocated to the fixed side of the contract is credited with interest beginning on the next calendar day following the date of receipt if all data is complete. LNY may vary the way in which it credits interest to the fixed side of the contract from time to time.

ANY INTEREST IN EXCESS OF 3.0% WILL BE DECLARED IN ADVANCE IN LNY'S SOLE DISCRETION. CONTRACTOWNERS BEAR THE RISK THAT NO INTEREST IN EXCESS OF 3.0% WILL BE DECLARED.

Variable annuity account (VAA)

On July 24, 1996, the VAA was established as an insurance company separate account under New York law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The SEC does not supervise LNY. The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of LNY.


LNY is the issuer of the contracts, and the obligations set forth in the contract, other than those of the contractowner, are LNY's.


The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts placed in the VAA.


The VAA is used to support other annuity contracts offered by LNY in addition to the contracts described in this prospectus. The other annuity contracts supported by the VAA invest in the same portfolios of the series as the contracts described in this Prospectus. These other annuity contracts may have different charges that could affect the performance of their subaccounts and they offer different benefits.

Investments of the variable annuity account

You decide the subaccount(s) to which you allocate purchase payments. There is a separate subaccount which corresponds to each class of each fund of the series. You may change your allocation without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The series is required to redeem fund shares at net asset value upon our request. We reserve the right to add, delete or substitute funds.

Investment adviser

The investment adviser for the series is Capital Research and Management Company (CRMC), 333 South Hope Street, Los Angeles, California 90071. CRMC is one of the nation's largest and oldest investment management organizations. As compensation for its services to the series, the investment adviser receives a fee from the series which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined under Purchases and Redemptions of Shares, in the Prospectus for the series.


With respect to the series, the adviser and/or distributor, or an affiliate thereof, may compensate LNY (or an affiliate) for administrative, distribution, or other services. It is anticipated that such compensation will be based on assets of the particular Series attributable to the contracts along with certain other variable contracts issued or administered by LNY (or an affiliate).

Description of the series
The series was organized as a Massachusetts business trust in 1983 and is registered as a diversified, open-end management investment company under the 1940 Act. Diversified means not owning too great a percentage of the securities of any one company. An open-end company is one which, in this case, permits LNY to sell its shares back to the series when you make a withdrawal, surrender the contract or transfer from one fund to another. Management investment company is the legal term for a mutual fund. These definitions are very general. The precise legal definitions for these terms are contained in the 1940 Act.

The series has thirteen separate portfolios of funds. Fund assets are segregated and a shareholder's interest is limited to those funds in which the shareholder owns shares. The series has adopted a plan pursuant to Rule 18f-3 under the 1940 Act to permit the series to establish a multiple class distribution system for all of its portfolios. The series' Board of Trustees may at any time establish additional funds or classes, which may or may not be available to the VAA.

Under the multi-class system adopted by the series, shares of each multi-class fund represent an equal pro rata interest in that fund and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (1) each class has a different designation; (2) each class of shares bears its class expenses; (3) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangement; and (4) each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. Expenses currently designated as class expenses by the series' Board of Trustees under the plan pursuant to Rule 18f-3 include, for example, service fees paid under a 12b-1 plan to cover servicing fees paid to dealers selling the contracts as well as related expenses incurred by LNY.

Each fund has two classes of shares, designated as Class 1 shares and Class 2 shares. Class 1 and 2 differ primarily in that Class 2 (but not Class 1) shares are subject to a 12b-1 plan. Only Class 2 shares are available under the contracts.

Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser.


Following are brief summaries of the investment objectives and policies of the funds. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund. More detailed information may be obtained from the current Prospectus for the series which is included in this booklet. You should read the series' prospectus carefully before investing. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.



 1.Global Discovery Fund: The fund seeks to make your investment grow over time by investing primarily in stocks of companies in the services and information area of the global economy. Companies in the services and information area include, for example, those involved in the fields of telecom-munications, computer systems and software, the Internet, broadcasting and publishing, health care, advertising, leisure, tourism, financial services, distribution and transportation. Providing you with current income is a secondary consideration.



 2.Global Growth Fund: The fund seeks to make your investment grow over time by investing primarily in common stocks of companies located around the world. The fund is designed for investors seeking capital appreciation through stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.

 3.Global Small Capitalization Fund: The fund seeks to make your investment grow over time by investing primarily in stocks of smaller companies located around the world that typically have market capitalizations of $50 million to $1.5 billion. The fund is designed for investors seeking capital appreciation through stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.



 4.Growth Fund: The fund seeks to make your investment grow over time by investing primarily in common stocks of companies that appear to offer superior opportunities for growth of capital. The fund is designed for investors seeking capital appreciation through stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.



 5.International Fund: The fund seeks to make your investment grow over time by investing primarily in common stocks of companies located outside the United States. The fund is designed for investors seeking capital appreciation through stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.



 6.New World Fund: The fund seeks to make your investment grow over time by investing primarily in stocks of companies with significant exposure to countries with developing economies and/or markets. The fund may also invest in debt securities of issuers, including issuers of lower rated bonds and government securities, in these countries. Investors in the fund should have long-term perspective and be able to tolerate potentially wide price fluctuations.



 7.Blue Chip Income and Growth Fund: The fund seeks to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing. The fund invests primarily in common stocks of larger, more established companies based in the U.S.



 8.Growth-Income Fund: The fund seeks to make your investment grow and provide you with income over time by investing primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends. The fund is designed for investors seeking both capital appreciation and income.





 9.Asset Allocation Fund: The fund seeks to provide you with high total return
   (including income and capital gains) consistent with preservation of capital over the long-term by investing in a diversified portfolio of common stocks and other equity securities; bonds and other intermediate and long-term debt securities, and money market instruments (debt securities maturing in one year or less).



10.Bond (formerly High-Yield Bond) Fund: The fund seeks to maximize your level of current income and preserve your capital by investing primarily in bonds. The fund is designed for investors seeking income and more price stability than stocks, and capital preservation over the long-term.



11.High-Income Bond (formerly High-Yield Bond) Fund: The fund seeks to provide you with a high level of current income and secondarily capital appreciation by investing primarily in lower quality debt securities (rated Ba or BB or below by Moody's Investors Services, Inc. or Standard & Poor's Corporation), including those of non-U.S. issuers. The fund may also invest in equity securities, and securities that have both equity and debt characteristics, that provide an opportunity for capital appreciation.



12.U.S. Government/AAA-Rated Securities Fund: The fund seeks to provide you with a high level of current income, as well as preserve your investment. The fund invests primarily in securities that are guaranteed by the "full faith and credit" pledge of the U.S. Government and securities that are rated AAA or Aaa by Moody's Investor's Services, Inc. or Standard & Poor's Corporation or unrated but determined to be of equivalent quality.



13.Cash Management Fund: The fund seeks to provide you an opportunity to earn income on your cash reserves while preserving the value of your investment and maintaining liquidity by investing in a diversified selection of high quality money market instruments.


Fund shares

We will purchase shares of the funds at net asset value and direct them to the appropriate subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay annuity payouts, death benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one subaccount to another, we may redeem shares held in the first and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.


Shares of the funds are not sold directly to the general public. They are sold to LNY, and may be sold to other insurance companies, for investment of the assets of the subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.

When the series sells shares in any of its funds both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When the series sells shares in any of its funds to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.

The series currently engages in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interests of various contractowners participating in a fund could conflict. The series' Board of Trustees will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. See the Prospectus for the series.

Reinvestment of dividends and capital gain distributions
All dividend and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to contractowners as additional units, but are reflected as changes in unit values.

Addition, deletion or substitution of investments
We reserve the right, within the law, to make additions, deletions and substitutions for the series and/or any funds within the series in which the VAA participates. We may also add, delete, or substitute series or funds only for certain classes of contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of contractowners.

Substitutions may be made with respect to existing investments or the investments of future purchase payments, or both. We may close subaccounts to allocations of purchase payments or contract value, or both, at any time in our sole discretion. The funds, which sell their shares to the subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the subaccounts.

Substitutions might also occur if shares of a fund should no longer be available, or if investment in any fund's shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion. We will not substitute shares of one fund for another without any necessary approval by the SEC. We will also provide you advance written notice.

Charges and other
deductions


We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder. More particularly, our administrative services include: processing applications for and issuing the contracts, processing purchases and redemptions of fund shares as required (including dollar cost averaging, cross-reinvestment, portfolio rebalancing and automatic withdrawal services--See Additional Services and the SAI for more information about these programs), maintaining records, administering annuity payouts, furnishing accounting and valuation services (including the calculation and monitoring of daily subaccount values), reconciling and depositing cash receipts, providing contract confirmations, providing toll-free inquiry services and furnishing telephone and electronic fund transfer services. The risks we assume include: the risk that annuitants receiving annuity payouts under contract live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed); the risk that death benefits paid under the EGMDB, will exceed the actual contract value; the risk that more owners than expected will qualify for waivers of the contingent deferred sales charge; and the risk that our costs in providing the ser-vices will exceed our revenues from contract charges (which we cannot change). The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. For example, the contingent deferred sales load collected may not fully cover all of the sales and distribution expenses actually incurred by us. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.


Deductions from the VAA
We deduct from the VAA an amount, computed daily, which is equal to an annual rate of 1.40% (1.25% for contracts without the EGMDB) of the daily net asset value. The charge consists of a 0.10% administrative charge and a 1.30% (1.15% for contracts without the EGMDB) mortality and expense risk charge.

Surrender charge
A surrender charge applies (except as described below) to surrenders and withdrawals of other purchase payments that have been invested for the periods indicated as follows:

                                            Number of complete
                                            contract years that a
                                            purchase payment has
                                            been invested
                                  Less than
                                  2 years                At least
                                            2   3   4   5   6   7+
            Surrender charge as a        6% 5   4   3   2   1   0
            percentage of the
            surrendered or
            withdrawn purchase
            payments

A surrender charge does not apply to:

 1.A surrender or withdrawal of purchase payments that have been invested at least seven full contract years.

 2.The first four withdrawals of contract value during a contract year to the extent that the total contract value withdrawn during the current contract year does not exceed the free amount, which is equal to the greater of 10% of the current contract value or 10% of the total purchase payments;

 3.Automatic withdrawals in total not in excess of the greater of 10% of of the contract value or 10% of the purchase payments during a contract year, made by non-trustee contractowners who are at least 59 1/2;

 4.A surrender of a contract or withdrawal of contract value as a result of the permanent and total disability of the owner as described in the contract, and before the 65th birthday of the owner.

 5.When the surviving spouse assumes ownership of the contract as a result of the death of the original owner;

 6.A surrender of the contract as a result of the death of the contractowner, joint owner, if applicable or annuitant. However, if an annuitant is changed for any reason other than death of a prior annuitant, the surrender charge is not waived. See The Contracts -- Death benefit before annuity commencement date.

 7.A surrender of a contract or withdrawal of contract value of a contract issued to employees of LNY (based upon the contractowner's status at the time the contract was purchased).

 8.Contract value applied to calculate the benefit amount under any annuity payout option made available by LNY.

 9.Periodic payments made under any annuity payout option made available by LNY.

10.Regular income payments made under any I-4Life/SM/ Advantage option.

For purposes of calculating the surrender charge on withdrawals on contracts where the contractowner is not a Charitable Remainder Trust, LNY assumes that:

a.the free amount will be withdrawn from purchase payments on a "first in-first out (FIFO)" basis.

b.Prior to the seventh anniversary of the contract, any amount withdrawn above the free amount during a contract year will be withdrawn in the following order:

  1.from purchase payments (on a FIFO basis) until exhausted; then 2.from earnings.

c.On or after the seventh anniversary of the contract, any amount withdrawn above the free amount during a contract year will be withdrawn in the following order:

  1.from purchase payments (on a FIFO basis) to which a surrender charge no longer applies until exhausted; then
  2.from earnings until exhausted; then
  3.from purchase payments (on a FIFO basis) to which a surrender charge still applies.

For purposes of calculating the surrender charge on withdrawals on contracts where the contractowner is a Charitable Remainder Trust, LNY assumes that:

a.the free amount will be withdrawn from purchase payments on a "first in-first out (FIFO)" basis.

b.Any amount withdrawn above the free amount during a contract year will be withdrawn in the following order:

  1.from purchase payments (on a FIFO basis) to which a surrender charge no longer applies until exhausted; then
  2.from earnings until exhausted; then
  3.from purchase payments (on a FIFO basis) to which a surrender charge still applies.


We apply the surrender charge as a percentage of purchase payments, which means that you would pay the same surrender charge at the time of surrender regardless of whether your contract value has increased or decreased. The surrender charge is calculated separately for each contract year's purchase payments to which a charge applies. The surrender charges associated with surrender or withdrawal are paid to us to compensate us for the loss we experience on contract distribution costs when contractowners surrender or withdraw before distribution costs have been recovered.


If the contractowner is a corporation or other non-individual (non-natural person), the annuitant or joint annuitant will be considered the contractowner or joint owner for purposes of determining when a surrender charge does not apply.

Transfer charge
We reserve the right to impose a $25 charge for the 13th and each additional transfer during any contract year. Automatic dollar cost averaging and automatic rebalancing transfers are not included in the limit of twelve transfers.


Rider charges


A fee or expense may also be deducted in connection with any benefits added to the contract by rider or endorsement. See the rider for any applicable fee or expense.


Deductions for premium taxes
Any premium tax or other tax levied by any govern-mental entity as a result of the existence of the contracts or the VAA will be deducted from the contract value when incurred, or at another time of our choosing.

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium taxes generally depend upon the law of your state of residence. The tax ranges from zero to 3.5%. Currently there is no premium tax levied for New York residents.

Other charges and deductions
Charges may also be imposed during the regular income and annuity payout period. See I-4Life/SM/ Advantage (IRA) and (Non-qualified) and Annuity payouts.

There are additional deductions from and expenses paid out of the assets of the underlying series that are more fully described in the Prospectus for the series. Among these deductions and expenses are 12b-1 fees which reimburse LNY for certain expenses incurred in connection with certain administrative and distribution support services provided to the series.

Additional information
The administrative and surrender charges described previously may be reduced or eliminated for any particular contract. However, these charges will be reduced only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges. Lower distribution and administrative expenses may be the result of economies associated with (1) the use of mass enrollment procedures, (2) the performance of administrative or sales functions by the employer, (3) the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees or (4) any other circumstances which reduce distribution or administrative expenses. The exact amount of administrative and surrender charges applicable to a particular contract will be stated in that contract.

The contract

Purchase of contract
The contract is available in New York. If you wish to purchase a contract, you must apply for it through a sales representative authorized by us. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to you through your sales representative. See Distribution of the contracts.


When a completed application and all other information necessary for processing a purchase order is received at our servicing office, an initial purchase payment will be priced no later than two business days after we receive the order. If you submit your application and/or initial purchase payment to your agent, we will not begin processing your purchase order until we receive the application and initial purchase payment from your agent's broker-dealer. While attempting to finish an incomplete application, we may hold the initial purchase payment for no more than five business days. If the incomplete application cannot be completed within those five days, you will be informed of the reasons, and the purchase payment will be returned immediately. Once the application is complete, the initial purchase payment must be priced within two business days.


Who can invest
To apply for a contract, you must be of legal age in New York where the contracts may be lawfully sold and also be eligible to participate in any of the qualified or nonqualified plans for which the contracts are designed. The contractowner, joint owner, and annuitant cannot be older than age 89.

If you are purchasing the contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should consider carefully the costs and benefits of that contract (including annuity income benefits) before purchasing the contract, since the tax-favored arrangements itself provides tax-sheltered growth.

Replacement of existing insurance

Careful consideration should be given prior to surrendering or withdrawing money from an existing contract to purchase the contract described in this prospectus. Surrender charges may be imposed on your existing contract and/or a new surrender charge period may be imposed with the purchase of or transfer into a new contract. An investment representative or tax adviser should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.


Purchase payments

Purchase payments are payable to us at a frequency and in an amount selected by you in the application. You may change the amount and/or frequency of purchase payments at any time. The minimum initial purchase payment is $5,000. The minimum annual amount for additional purchase payments is $300 for nonqualified and qualified contracts. The minimum payment to the contract at any one time must be at least $100 ($25 if transmitted electronically). Purchase payments in total may not exceed $2 million without LNY approval. If you stop making purchase payments, the contract will remain in force as a paid-up contract. However, we may terminate the contract as allowed by the New York's non-forfeiture law for individual deferred annuities. Purchase payments may be made or, if stopped, resumed at any time until the annuity commencement date, the surrender of the contract, maturity date or the payment of any death benefit, whichever comes first. LNY reserves the right to limit purchase payments made to the contract.


Valuation date
Accumulation and annuity units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (valuation date). On any date other than a valuation date, the accumulation unit value and the annuity unit value will not change.

Allocation of purchase payments
Purchase payments are placed into the VAA's subaccounts, each of which invests in shares of the class of its corresponding fund of the series, according to your instructions.

The minimum amount of any purchase payment which can be put into any one subaccount is $20. Upon allocation to a subaccount, purchase payments are converted into accumulation units. The number of accumulation units credited is determined by dividing the amount allocated to each subaccount by the value of an accumulation unit for that subaccount on the valuation date on which the purchase payment is received at our home office if received before 4:00 p.m., New York time. If the purchase payment is received at or after 4:00 p.m., New York time, we will use the accumulation unit value computed on the next valuation date. Please note: If you submit your purchase payment to your agent, we will not begin processing the purchase payment until we receive it from your agent's broker-dealer. The number of accumulation units determined in this way is not changed by any subsequent change in the value of an accumulation unit. However, the dollar value of an accumulation unit will vary depending not only upon how well the underlying fund's investments perform, but also upon the expenses of the VAA and the underlying funds.


Valuation of accumulation units

Purchase payments allocated to the VAA are converted into accumulation units. This is done by dividing each purchase payment by the value of an accumulation unit for the valuation period during which the purchase payment is allocated to the VAA. The accumulation unit value for each subaccount was or will be established at the inception of the subaccount. It may increase or decrease from valuation period to valuation period. Accumulation unit values are affected by investment performance of the funds, expenses, and deduction of certain charges. The accumulation unit value for a subaccount for a later valuation period is determined as follows:


(1) The total value of the fund shares held in the subaccount is calculated by multiplying the number of fund shares owned by the subaccount at the beginning of the valuation period by the net asset value per share of the fund at the end of the valuation period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the valuation period; minus

(2) The liabilities of the subaccount at the end of the valuation period; these liabilities include daily charges imposed on the subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and

(3) The result of (2) is divided by the number of subaccount units outstanding at the beginning of the valuation period.

The daily charges imposed on a subaccount for any valuation period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the valuation period. Because a different daily charge is imposed for contracts with the EGMDB than for those without, each of the two types of contracts will have different corresponding accumulation unit values on any given day.

Transfers between subaccounts on or before the annuity commencement date
You may transfer all or a portion of your investment from one subaccount to another. A transfer involves the surrender of accumulation units in one subaccount and the purchase of accumulation units in the other subaccount. A transfer will be done using the respective accumulation unit values determined at the end of the valuation date on which the transfer request is received.

Transfers without a charge are limited to 12 per contract year. Currently, there is no charge for a transfer. However, we reserve the right to impose a charge in the future of up to $25 per transfer, for transfers after the first 12 within a contract year. This limit does not apply to transfers made under the automatic transfer programs of dollar cost averaging, portfolio rebalancing, or cross-reinvestment elected on forms available from us. (See Additional services and the SAI for more information about these programs.) The minimum amount which may be transferred between subaccounts is $300 (or the entire amount in the subaccount, if less than $300). If the transfer from a subaccount would leave you with less than $300 in the subaccount, we may transfer the total balance of the subaccount.

A transfer request may be made to our servicing office using written, telephone or electronic instructions, if the appropriate authorization is on file with us. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the contractowner a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone requests will be recorded and written confirmation of all transfer requests will be mailed to the contractowner on the next valuation date.

Please note that the telephone and/or electronic devices may not always be available. Any telephone or electronic device, whether it is yours, your service provider's, or your agent's, can experience outages or slow-downs for a variety of reasons. These outages or slow-downs may delay or prevent our processing of your request. Although we have taken precautions to limit these problems at Lincoln, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our servicing office.

Requests for transfers will be processed on the valuation date that they are received when they are received in our customer service center before the end of the valuation date (normally, 4 p.m. New York time).

When thinking about a transfer of contract value, you should consider the inherent risk involved. Frequent transfers based on short-term expectations may increase the risk that a transfer will be made at an inopportune time. This contract is not designed for professional market timing organizations or other entities using pro-grammed and frequent transfers. Repeated patterns of frequent transfers are disruptive to the operation of the subaccounts; and should LNY become aware of such disruptive practices, LNY may refuse to permit such transfers.

Transfers may be delayed as permitted by the 1940 Act. See Delay of Payments.

Transfers to and from the General Account on or before the annuity commencement date
You may transfer all or any part of the contract value from the subaccount(s) to the fixed side of the contract. The minimum amount which can be transferred to the fixed side is $300 or the total amount in the subaccount, if less than $300. However, if a transfer from a subaccount would leave you with less than $300 in the subaccount, we may transfer the total amount to the fixed side.

You may also transfer all or any part of the contract value from the fixed side of your contract to the various sub-account(s) subject to the following restrictions: (1) the sum of the percentages of fixed value transferred is limited to 25% of the value of the fixed side in any 12 month period and (2) the minimum amount which can be transferred is $300 or the amount in the fixed account.

Currently, there is no charge to you for a transfer. However, we reserve the right to impose a charge in the future for any transfers to and from the General Account.

For a discussion on telephone and electronic transfers, see Transfers between subaccounts on or before the annuity commencement date.

Transfers after the annuity commencement date

If you select I-4Life/SM/ Advantage, your transfer rights and restrictions for the variable subaccounts are the same as they were on or before the annuity commencement date, except that no money may be transferred to the fixed side of the contract. If you do not select an I-4Life/SM/ Advantage option, you may transfer all or a portion of your investment in one subaccount to another subaccount or to the fixed side of the contract. Those transfers will be limited to three times per contract year. Currently, there is no charge for these transfers. However, we reserve the right to impose a charge of up to $25 per transfer. No transfers are allowed from the fixed side of the contract to the subaccounts.

Additional services
There are four additional services available to you at no extra charge under your contract: dollar-cost averaging (DCA), automatic withdrawal service (AWS), cross-reinvestment service and portfolio rebalancing. In order to take advantage of one of these services, you will need to complete the election form for the service that is available from us. For further detailed information on these services, please see Additional services in the SAI.

Dollar-cost averaging allows you to transfer amounts from the fixed account or certain variable subaccounts into the variable subaccounts on a monthly basis.

Upon receipt of an additional purchase payment allocated to the DCA program, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as the additional purchase payments will be credited with interest at the standard DCA rate at the time.

The automatic withdrawal service (AWS) provides for an automatic periodic withdrawal of your contract value.

The cross-reinvestment service allows you to automatically transfer the account value in a designated variable subaccount that exceeds a baseline amount to another specific variable subaccount at specific intervals.

Portfolio rebalancing is an option that restores to a pre-determined level the percentage of contract value allocated to each variable account subaccount. The rebalancing may take place monthly, quarterly, semi-annually or annually.

Death benefit before the annuity commencement date
You may designate a beneficiary during your lifetime and change the beneficiary by filing a written request with our servicing office. Each change of beneficiary revokes any previous designation. We reserve the right to request that you send us the contract for endorsement of a change of beneficiary. You may pre-select an annuity payout option as a method of paying the death benefit to a beneficiary. If you do, the beneficiary cannot change this payout option.

Upon the death of the contractowner, a death benefit will be paid to the beneficiary. Upon the death of a joint owner, the death benefit will be paid to the surviving joint owner. Upon the death of an annuitant who is not the contractowner or joint owner, a death benefit may be paid to the contractowner (and joint owner, if applicable, in equal shares). If the contractowner is a corporation or other non-individual (non-natural person), the death of the annuitant will be treated as death of the contractowner. Only the contract value as of the day LNY approves the payment of the claim is available on the death of the contractowner or joint owner, if the contractowner or joint owner was changed subsequent to the effective date of this contract unless the change occurred because of the death of the prior contractowner or joint owner. Death benefits are taxable. See Federal tax matters.

If an annuitant who is not the contractowner or joint owner dies, then the contingent annuitant, if named, becomes the annuitant and no death benefit is payable on the death of the annuitant. If no contingent annuitant is named, the contractowner (or younger of joint owners) becomes the annuitant. Alternatively, a death benefit may be paid to the contractowner (and joint owner, if applicable, in equal shares) provided the annuitant named on the contract has not been changed (except within the first 30 days after the contract is issued or upon the death of a prior annuitant).



Notification of the election of this death benefit must be received by LNY within 75 days of the death of the annuitant. If no contractowner is living on the date of death of the annuitant, the death benefit will be available to the beneficiary. The contract terminates when any death benefit is paid due to the death of the annuitant. A death benefit payable on the death of the annuitant will not be paid if the annuitant has been changed subsequent to the effective date of this contract unless the change occurred during the first 30 days subsequent to the effective date of the contract, or because of the death of a prior annuitant.



The death benefit, if the EGMDB is in effect, will be equal to the greatest of:
(1) the contract value as of the day on which LNY approves the payment of the claim; (2) the sum of all purchase payments less the sum of all withdrawals, partial annuitizations and the premium taxes incurred, if any; or (3) the highest contract value which the contract attains on any policy anniversary date (including the inception date) (determined before the allocation of any purchase payments on that contract anniversary) on ages up to, and including, the deceased's age 80. The highest contract value is increased by purchase payments and is decreased by partial withdrawals, partial annuitizations, and any premium taxes made, effected or incurred subsequent to the anniversary date on which the highest contract value is obtained. If the EGMDB is not in effect, the death benefit will be equal to the guarantee of principal death benefit, which is equal to the greater of contract value as of the day LNY approves the payment of the claim or the sum of all purchase payments minus any withdrawals, partial annuitizations or premium taxes incurred. The guarantee of principal death benefit and EGMDB will terminate once you elect the I-4Life/SM/ Advantage.



When applying for a contract, an applicant can request a contract without the EGMDB. The EGMDB is not available under contracts issued to a contractowner, joint owner or annuitant, who is age 80 or older at the time of issuance.



After a contract is issued, the contractowner may discontinue the EGMDB at any time by completing the Enhanced Guaranteed Minimum Death Benefit Discontinuance form and sending it to our servicing office. The benefit will be discontinued as of the valuation date we receive the request, and we will stop deducting the charge for the benefit as of that date. See Charges and other deductions.


If there are joint owners, upon the death of the first contractowner, LNY will pay a death benefit to the surviving joint owner. The surviving joint owner will be treated as the primary, designated beneficiary. Any other beneficiary designation on record at the time of death will be treated as a contingent beneficiary. If the surviving joint owner is the spouse of the deceased joint owner he/she may continue the contract as sole contractowner. Upon the death of the spouse who continues the contract, LNY will pay a death benefit to the designated beneficiary(s).

Upon the death of a contractowner, joint owner or annuitant, if the surviving spouse continues the contract, any portion of the death benefit that would have been payable (if the contract had not been continued) that exceeds the current contract value will be credited to the contract. This provision applies only one time for each contract.

The value of the death benefit will be determined as of the date on which the death claim is approved for payment. Approval of payment will occur upon receipt of: (1) proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us, of the death of the owner; (2) written authorization for payment; and (3) our receipt of all required claim forms, fully completed (including selection of a settlement option). If the beneficiary is a minor, court documents appointing the guardian/custodian must be submitted.

Unless otherwise provided in the beneficiary designation, one of the following procedures will take place on the death of a beneficiary:

1.If any beneficiary dies before the contractowner, that beneficiary's interest will go to any other beneficiaries named, according to their respective interests (There are no restrictions on the beneficiary's use of the proceeds.); and/or

2.If no beneficiary survives the contractowner, the proceeds will be paid to the contractowner's estate.

Unless the contractowner has already selected a settlement option, the beneficiary must choose the method of payment of the death benefit. The death benefit payable to the beneficiary or joint owner must be distributed within five years of the contractowner's date of death unless the beneficiary begins receiving within one year of the contractowner's death the distribution in the form of a life annuity or an annuity for a designated period not extending beyond the beneficiary's life expectancy.

If the death benefit becomes payable, the recipient may elect to receive payment either in the form of a lump sum settlement or an annuity payout. Upon the death of the annuitant Federal law requires that an annuity payout be made no later than 60 days after LNY has approved the death claim.

If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of death benefits. This payment may be postponed as permitted by the 1940 Act.


Notwithstanding any provision of the contract to the contrary, the payment of death benefits provided under the contract must be made in compliance with Code

Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death benefits may be taxable. See Federal tax matters.


Annuitant

The following rules apply prior to the annuity commencement date. You may name only one annuitant [unless you are an exempt organization under Internal Revenue Code section 501(c), then you can name two joint annuitants]. You (if the contractowner is a natural person) have the right to change the annuitant at any time by notifying the servicing office of the change. The new annuitant must be under age 90 as of the effective date of the change. This change may cause a reduction of the death benefit on the death of the annuitant. See The con- tracts--Death benefit before the annuity commencement date. A contingent annuitant may be named or changed by notifying the servicing office in writing.


On or after the annuity commencement date, the annuitant or joint annuitants may not be changed. Contingent annuitant designations are no longer applicable.

Surrenders and withdrawals
Before the annuity commencement date, we will allow the surrender of the contract or a withdrawal of the contract value upon your written request, subject to the rules discussed below. Surrender or withdrawal rights after the annuity commencement date depend upon the annuity option you select. See Annuity payouts--Annuity options.


The amount available upon surrender/withdrawal is the cash surrender value (contract value less any applicable charges, fees, and taxes) at the end of the valuation period during which the written request for surrender/withdrawal is received at the servicing office. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all subaccounts within the VAA and from the General Account in the same proportion that the amount of withdrawal bears to the total contract value. The minimum amount which can be withdrawn is $300. Unless prohibited, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the servicing office. The payment may be postponed as permitted by the 1940 Act. The tax consequences of a surrender/withdrawal are discussed later in this prospectus. See Federal tax matters.



There are charges associated with surrender of a contract or withdrawal of contract value. You may specify whether these charges are deducted from the amount you request to be withdrawn or from the remaining contract value. See Charges and other deductions.





Small contract surrenders


Lincoln Life may surrender your IRA or nonqualified contract, in accordance with the laws of your state if: 1) your contract value drops below certain state specified minimum amounts ($1000 or less) for any reason; including if your contract value decreases due to the performance of the subaccounts you selected; and 2) no Purchase Payments have been received for three (3) full, consecutive contract years, or 3) the paid up annuity benefit at maturity would be less than $20.00 per month.



At least 60 days before we surrender your contract, we will send you a letter at your last address we have on file, to inform you that your contract will be surrendered. You will have the opportunity to make additional purchase payments to bring your contract value above the minimum level to avoid surrender. If we surrender your contract, we will not assess any charge.





I-4Life/SM/ Advantage (IRA Annuity Contracts ONLY)




The I-4Life/SM/ Advantage for IRA contracts provides you variable, periodic regular income payments. This option, when available in your state, is subject to a charge, (imposed only during the I-4life/SM/ Advantage payout phase) computed daily, equal to an annual rate of 1.75% for the I-4Life/SM/ Guarantee of Principal death benefit, and 1.90% for the I-4Life/SM/ EGMDB death benefit, of the net asset value of the Account Value in the VAA. This charge consists of an administrative charge of 0.10% and the balance is a mortality and expense risk charge. If I-4Life/SM/ Advantage is elected at issue of the contract, I-4Life/SM/ Advantage and the charge will begin on the contract's effective date. Otherwise, I-4Life/SM/ Advantage and the charge will begin no more than fourteen days prior to the date the initial regular income payment is due. At the time you elect I-4Life/SM/ Advantage, you also choose monthly, quarterly, or annual regular income payments, as well as the month that the initial regular income payment is due. Regular income payments must begin within one year of the date you elect I-4Life/SM/ Advantage.



I-4Life/SM/ Advantage for IRA contracts is only available for IRA and Roth IRA contracts (excluding SEP and SARSEP markets) with an contract value of at least $50,000 and only if the annuitant is age 59 1/2 or older at the time the option is elected. You may elect the I-4Life/SM/ Advantage at the time of application or at any time before the annuity commencement date by sending a written request to our home office. Additional purchase payments may be made during the Access Period.



There is no guarantee that I-4Life/SM/ Advantage will be available to elect in the future as we reserve the right to discontinue this option at any time.



At the time you elect I-4Life/SM/ Advantage, you also select a new death benefit option. Once I-4Life/SM/ Advantage begins, any prior death benefit election will terminate and this new death benefit will be provided, as discussed below. The amount paid under this new death benefit may be less than the amount that would have been paid under the death benefit provided before I-4Life/SM/ Advantage began.

Please refer to Federal tax matters for a discussion of the tax consequences or distributions from qualified retirement plans.





If I-4Life/SM/ Advantage is selected the applicable transfer provisions among subaccounts will continue to be those specified in your annuity contract for transfers on or before the annuity commencement date. However, once the I-4Life/SM/ Advantage begins, any automatic withdrawal service will terminate. See The contracts.



Assumed interest rates of 3%, 4%, 5% and 6% may be available. See Annuity payouts--Variable annuity payouts above for a more detailed explanation.



Regular Income. I-4Life/SM/ Advantage provides for variable, periodic regular income payments during a defined period of time (the Access Period, as defined below), and after the Access Period for as long as an annuitant is living. We determine the initial regular income payment based in part on the assumed interest rate you choose. Subsequent regular income payments will be adjusted each calendar year with the performance of the subaccounts selected. For example, if net investment performance for the year is 3% higher (annualized) than the assumed rate, the regular income payment for the next year will increase by approximately 3%. Conversely, if actual net investment performance is 3% lower than the assumed rate, the regular income payment will decrease by approximately 3%.



Access Period. At the time you elect I-4Life/SM/ Advantage, you also select the Access Period, which begins no more than 14 days prior to the date the initial income payment is due. The Access Period is a defined period of time during which we pay variable, periodic regular income payments and provide a death benefit, and during which you may make purchase payments, surrender the contract, and access your Account Value (defined below) through withdrawals. We will establish the minimum (currently 5 years) and maximum Access Periods at the time you elect I-4Life/SM/ Advantage. Generally, shorter Access Periods will produce a higher initial regular income payment than longer Access Periods. At any time during the Access Period, and subject to the rules in effect at that time, you may extend or shorten the Access Period by sending us notice. If you do, subsequent regular income payments will be adjusted accordingly, and the Account Value remaining at the end of the new access period will be applied to continue regular income payments for your life.



Account Value. The initial Account Value is the contract value on the valuation date I-4Life/SM/ Advantage is effective, less any applicable premium taxes. During the access period, the Account Value will be increased/decreased by any investment gains/losses, and will be reduced by regular income payments made and any withdrawals taken.



After the Access Period ends, the remaining Account Value will be applied to continue regular income payments for your life and the Account Value will be reduced to zero. Regular income payments will continue for as long as any annuitant is living, and will continue to be adjusted for investment performance of the subaccounts your annuity units are invested in.



Withdrawals. You may request a withdrawal at any time during the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent regular income payments will be reduced proportionately. Withdrawals may have tax consequences. See Federal tax matters--Tax treatment of qualified contracts. Withdrawals are subject to any applicable surrender charges, except when amounts may be withdrawn free of surrender charges. See Charges and other deductions.



Surrender. At any time during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further regular income payments will be made.



Death Benefit. During the Access Period, I-4Life/SM/ Advantage provides two death benefit options:



(1)I-4Life/SM/Advantage Guarantee of Principal death benefit; and



(2)I-4Life/SM/ Advantage EGMDB death benefit.



Under any I-4Life/SM/ Advantage death benefit, if you die during the Access Period, the I-4Life/SM/ Advantage will terminate. Your beneficiary may start a new I-4Life/SM/ Advantage program. If your spouse's life was also used to determine the regular income payment and the spouse dies, the regular income payment may be recalculated.



The I-4Life/SM/ Advantage Guarantee of Principal death benefit is the greater of:



1.the Account Value as of the day on which LNY approves the payment of the claim; or



2.the sum of all purchase payments less the sum of all regular income payments, withdrawals (including any applicable charges), and premium taxes incurred, if any.



The charge under this death benefit is equal to an annual rate of 1.75% of the net asset value of the Account Value in the VAA. This death benefit may not be available in all states. You may not change this death benefit once it is elected.



The I-4Life/SM/ Advantage EGMDB death benefit is the greatest of:



1.the Account Value as of the day on which LNY approves the payment of the claim;



2.the sum of all purchase payments less the sum of all regular income payments, withdrawals (including any applicable charges), and premium taxes incurred, if any; or

3.the highest Account Value or contract value which the contract attains on any contract anniversary date (including the inception date) (determined before the allocation of any purchase payments on that contract anniversary) prior to the 81st birthday of the deceased. The highest Account Value or contract value is increased by purchase payments and is decreased by regular income payments, withdrawals (including any applicable charges), and any premium taxes incurred subsequent to the anniversary date on which the highest Account Value or contract value is obtained. Only the highest Account Value achieved on an anniversary following the election of I-4Life/SM/ Advantage will be considered if you did not elect (or you discontinued) the EGMDB death benefit as the death benefit before I-4Life/SM/ Advantage. If you elected this death benefit after the effective date of the contract, only the highest Account Value or contract value after that death benefit election will be used.





The charge under this death benefit is equal to an annual rate of 1.90% of the net asset value of the Account Value in the VAA. This death benefit may not be available in all states.



During the Access Period, contracts with the I-4Life/SM/ Advantage EGMDB death benefit may elect to change to the I-4Life/SM/ Advantage Guarantee of Principal death benefit. We will effect the change in death benefit on the valuation date we receive a completed election form at our home office, and we will begin deducting the lower mortality and expense risk and administrative charge at that time. Once the change is effective, you may not elect to return to the I-4Life/SM/ Advantage EGMDB death benefit.



For both death benefit options, following the Access Period, the death benefit will be the remaining guaranteed regular income payments, if any; otherwise, there is no death benefit.



Availability. The introduction of I-4Life/SM/ Advantage will vary depending on your state. In states where I-4Life/SM/ Advantage is not yet available, an earlier version (called the Income4Life(R) Solution) is available. Under the Income4Life(R) Solution, the death benefit is equal to the Account Value as of the day on which LNY approves the payment of the claim (as opposed to the Guarantee of Principal or EGMDB death benefits offered under I-4Life/SM/ Advantage). The charge under the Income4Life(R) Solution is equal to an annual rate of 1.65% of the net asset value of the Account Value in the VAA (as opposed to an annual rate of 1.75% or 1.90% under I-4Life/SM/ Advantage). The Income4Life(R) Solution provides higher regular income payments and lower Account Value than are realized under I-4Life/SM/ Advantage. For a limited time, contracts in force prior to the availability of I-4Life/SM/ Advantage in a particular state may elect the Income4Life(R) Solution. Contracts issued after I-4Life/SM/ Advantage is available in your state may only elect I-4Life/SM/ Advantage.



Termination. You may terminate I-4Life/SM/ Advantage prior to the end of the Access Period by notifying us in writing. The termination will be effective on the next valuation date after we receive the notice. Your death benefit will be the death benefit in effect before I-4Life/SM/ Advantage began (if available), unless you choose a death benefit with a lower charge than the death benefit previously in effect (see the Expense Table for a list of the available death benefits and corresponding charges). You may not choose a death benefit with a higher charge than the death benefit previously in effect. Upon termination, we will stop assessing the charge for the I-4Life/SM/ Advantage and begin assessing the mortality and expense risk charge and administrative charge associated with this death benefit. Your contract value upon termination will be the Account Value on the valuation date we terminate I-4Life/SM/ Advantage.







Fixed Side of the Contract. If your contract value includes amounts held in the fixed side of the contract at the time I-4Life/SM/ Advantage is effective, or if, during the Access Period, you make transfers to or allocate purchase payments to the fixed side of the contract, your Account Value will include the value in the VAA and the value in the fixed side of the contract. We will credit amounts held in the fixed side of the contract at an interest rate guaranteed to be at least 3.0% per year. At the end of the Access Period, we will transfer any amount remaining in the fixed side of the contract to the subaccounts in accordance with current allocation instructions. All fixed account rights and restrictions apply to amounts held in the fixed side of the contract during the Access Period. See Fixed side of the contract.




Delay of Payments
Contract proceeds from the VAA will be paid within seven days, except (i) when the NYSE is closed (other than weekends and holidays); (ii) times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or (iii) when the SEC so orders to protect contractowners.

If mandated under applicable law, we may be required to reject a purchase payment. We may also be required to block a contractowner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, or death benefits, until instructions are received from the appropriate regulator.

Transfers may also be delayed as permitted by the 1940 Act.

Reinvestment privilege
You may elect to make a reinvestment purchase with any part of the proceeds of a surrender/withdrawal, and we will recredit that portion of the surrender/withdrawal charges attributable to the amount returned. This election must be made within 30 days of the date of the surrender/withdrawal, and the repurchase must be of a contract covered by this Prospectus. A representation must be made that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this Prospectus are designed. The number of accumulation units which will be credited when the proceeds are reinvested will be based on the value of the accumulation unit(s) on the next valuation date. This computation will occur following receipt of the proceeds and request for reinvestment at the servicing office. You may utilize the reinvestment privilege only once. For tax reporting purposes, we will treat a surrender/withdrawal and a subsequent reinvestment purchase as separate transactions. You should consult a tax adviser before you request a surrender/withdrawal or subsequent reinvestment purchase.

Amendment of contract
We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers.

Commissions

Commissions are paid to dealers under different commission options. The maximum commission paid as a percentage of each purchase payment is 6.25%. Alternate commission schedules are available with lower initial commission amounts based on purchase payments, plus ongoing annual compensation of up to 1.00%. At times, additional sales incentives (up to an annual continuing 0.10% of contract value) may be provided to dealers maintaining certain sales volume levels. Upon annuiti-zation, the commissions paid to dealers are a maximum of 6.25% of account annuitized and/or an annual continuing commission of up to 1.00% (or up to 1.10% for dealers maintaining certain sales volume levels) of statutory reserves. These commissions are not deducted from purchase payments or contract value; they are paid by us.



LNY may offer the contracts through its registered representatives or through registered representatives of broker dealers it maintains selling agreements with. Registered representatives offering the contracts are registered with the National Association of Securities Dealer, Inc. (NASD) and their broker dealers are members of the National Association of Securities Dealers, Inc. (NASD). Commissions may be paid to such broker dealers on behalf of their registered representatives and these broker dealers may retain a portion of the commissions paid. LNY may pay additional compensation to these broker dealers and/or reimburse them for portions of contract sales expenses. These broker dealers may pay their registered representatives a portion of the reimbursement allowance. LNY may pay additional cash benefits and/or offer non-cash compensation programs, such as conferences or trips, to its registered representatives and/or these broker dealers.


Ownership
As contractowner, you have all rights under the contract. According to New York law, the assets of the VAA are held for the exclusive benefit of all contractowners and their designated beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. Qualified contracts may not be assigned or transferred except as permitted by the Employee Retirement Income Security Act (ERISA) of 1974 and upon written notification to us. We assume no responsibility for the validity or effect of any assignment. Consult your tax advisor about the tax consequences of an assignment.

Joint ownership
The joint owners shall be treated as having equal undivided interests in the contract. Either owner, independently of the other, may exercise any ownership rights in this contract. Not more than two owners (an owner and joint owner) may be named and contingent owners are not permitted.

Contractowner questions

The obligations to purchasers under the contracts are those of LNY. This prospectus provides a general description of the contract. Questions about your contract should be directed to us at 1-800-942-5500.


Annuity payouts

When you apply for a contract, you may select any annuity commencement date permitted by law, currently not to exceed the annuitant's age 90.

The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both as you specify. The contract provides that all or part of the contract value may be used to purchase an annuity.

You may elect annuity payouts in monthly, quarterly, semiannual or annual installments. If the payouts from any subaccount would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the annuity options available.

Annuity options
Life Annuity. This option offers a periodic payout during the lifetime of the annuitant and ends with the last payout before the death of the annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a death benefit for beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if the annuitant dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.

Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the annuitant. The designated period is selected by the contractowner.

Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor.

Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the contractowner.

Joint Life and Two-Thirds Survivor Annuity. This option provides a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. When one of the joint annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.

Joint Life and Two-Thirds Survivor Annuity with Guaranteed Period. This option provides a periodic payout during the joint lifetime of the annuitant and a joint annuitant. When one of the joint annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive. This option further provides that should one or both of the annuitants dies during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.

Unit Refund Life Annuity. This option offers a periodic payout during the lifetime of the annuitant with the guarantee that upon death a payout will be made of the value of the number of annuity units (see Variable annuity payouts) equal to the excess, if any, of: (a) the total amount applied under this option divided by the annuity unit value for the date payouts begin, minus (b) the annuity units represented by each payout to the annuitant multiplied by the number of payouts paid before death. The value of the number of annuity units is computed on the date the death claim is approved for payment by the Servicing Office.


Under the annuity options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. Options are only available to the extent they are consistent with the requirements of the contract as well as Sec tions 72(s) and 401(a)(9) of the tax code, if applicable. A mortality and expense risk charge of 1.15% and the charge for administrative services of 0.10% will be assessed on all variable annuity payouts (except for the I-4Life/SM/ Advantage which has a different charge), including options that may be offered that do not have a life contingency and therefore no mortality risk.


Variable annuity payouts
Variable annuity payouts will be determined using:

1.The contract value on the annuity commencement date less any applicable premium taxes;

2.The annuity tables contained in the contract;

3.The annuity option selected; and

4.The investment performance of the fund(s) selected.


To determine the amount of payouts, we make this calculation:

1.Determine the dollar amount of the first periodic payout; then

2.Credit the contract with a fixed number of annuity units equal to the first periodic payout divided by the annuity unit value; and

3.Calculate the value of the annuity units each period thereafter.

Annuity payouts assume an investment return of 3%, 4%, or 5% per year, as applied to the applicable mortality table. You must choose your assumed interest rate at the time you elect a variable annuity payout on the administrative form provided by LNY. The higher the assumed interest rate you choose, the higher your initial annuity payment will be. The amount of each payout after the initial payout will depend upon how the underlying fund(s) perform, relative to the assumed rate. If the actual net investment rate (annualized) exceeds the assumed rate, the payment will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than the assumed rate, annuity payments will decrease. The higher the assumed interest rate, the less likely future annuity payments are to increase, or the payments will increase more slowly than if a lower assumed rate was used. There is a more complete explanation of this calculation in the SAI.


I-4Life/SM/ Advantage (Non-Qualified Annuity Contracts ONLY)




We offer a variable annuity payout option for non-qualified contracts. This option, when available in your state, is subject to a charge, (imposed only during the I-4Life/SM/ Advantage payout phase) computed daily, equal to an annual rate of 1.75% for the I-4Life/SM/ Advantage Guarantee of Principal death benefit, and 1.90% for the I-4Life/SM/ Advantage EGMDB death benefit, of the net asset value of the Account Value in the VAA. This charge consists of an administrative charge of 0.10% and the balance is a mortality and expense risk charge. If I-4Life/SM/ Advantage is elected at issue, I-4Life/SM/ Advantage and the charge will begin on the contract's effective date. Otherwise, I-4Life/SM/ Advantage and the charge will begin no more than fourteen days prior to the date the initial regular income payment is due. At the time you elect I-4Life/SM/ Advantage, you also choose monthly, quarterly, or annual regular income payments, as well as the month that the initial regular income payment is due. Regular income payments must begin within one year of the date you elect I-4Life/SM/ Advantage.



If your contract value is at least $50,000, you may elect the I-4Life/SM/ Advantage at the time of application or at any time before the annuity commencement date by sending a written request to our home office. The fixed account is not available with I-4Life/SM/ Advantage. Additional purchase payments will not be accepted after I-4Life/SM/ Advantage is elected.

There is no guarantee that I-4Life/SM/ Advantage will be available to elect in the future as we reserve the right to discontinue this option at any time.



At the time you elect I-4Life/SM/ Advantage, you also select a new death benefit option. Once I-4Life/SM/ Advantage begins, any prior death benefit election will terminate and this new death benefit will be provided, as discussed below. The amount paid under this new death benefit may be less than the amount that would have been paid under the death benefit provided before I-4Life/SM/ Advantage began.



Assumed interest rates of 3%, 4%, 5% and 6% may be available. See Annuity payouts--Variable annuity payouts above for a more detailed explanation.



Regular Income. I-4Life/SM/ Advantage provides for variable, periodic regular income payments during a defined period of time (the Access Period as defined below), and after the Access Period for as long as an annuitant is living. We determine the initial regular income payment based in part on the assumed interest rate you choose. Subsequent regular income payments will be adjusted periodically with the performance of the subaccounts selected. For example, if net investment performance for the year is 3% higher (annualized) than the assumed rate, the regular income payment will increase by approximately 3%. Conversely, if actual net investment performance is 3% lower than the assumed rate, the regular income payment will decrease by approximately 3%. See Federal tax matters--Taxation of annuity payouts. In most states, you may also elect to have regular income payments recalculated only once each year, resulting in level regular income payments between recalculation dates.



Access Period. At the time you elect I-4Life/SM/ Advantage, you also select the Access Period, which begins no more than 14 days prior to the date the initial income payment is due. The Access Period is a defined period of time during which we pay variable, periodic regular income payments and provide a death benefit, and during which you may surrender the contract and access your Account Value (defined below) through withdrawals. We will establish the minimum (currently 5 years) and maximum Access Periods at the time you elect I-4Life/SM/ Advantage. Generally, shorter Access Periods will produce a higher initial regular income payment than longer Access Periods.



Account Value. The initial Account Value is the contract value on the valuation date I-4Life/SM/ Advantage is effective, less any applicable premium taxes. During the Access Period, the Account Value will be increased/decreased by any investment gains/losses, and will be reduced by regular income payments made and any withdrawals taken.



After the Access Period ends, the remaining Account Value will be applied to continue regular income payments for your life and the Account Value will be reduced to zero. Regular income payments will continue for as long as any annuitant is living, and will continue to be adjusted for investment performance of the subaccounts your annuity units are invested in.



Withdrawals. You may request a withdrawal at any time during the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent regular income payments will be reduced proportionately. Withdrawals may have tax consequences. See Federal tax matters--Taxation of withdrawals and surrenders. Withdrawals are subject to any applicable surrender charges, except when amounts may be withdrawn free of surrender charges. See Charges and other deductions.



Surrender. At any time during the Access Period, you may surrender the contract by withdrawing the sur render value. If the contract is surrendered, the contract terminates and no further regular income payments will be made.



Death benefit. During the Access Period, I-4Life/SM/ Advantage provides two death benefit options:



(1)I-4Life/SM/ Advantage Guarantee of Principal death benefit; and



(2)I-4Life/SM/ Advantage EGMDB death benefit.



The I-4Life/SM/ Advantage Guarantee of Principal death benefit is the greater of:



1.the Account Value as of the day on which LNY approves the payment of the claim; or



2.the sum of all purchase payments less the sum of all regular income payments, withdrawals (including any applicable charges), and premium taxes incurred, if any.



The charge under this death benefit is equal to an annual rate of 1.75% of the net asset value of the Account Value in the VAA. This death benefit may not be available in all states. You may not change this death benefit once it is elected.



The I-4Life/SM/ Advantage EGMDB death benefit is the greatest of:



1.the Account Value as of the day on which LNY approves the payment of the claim;



2.the sum of all purchase payments less the sum of all regular income payments, withdrawals (including any applicable charges), and premium taxes incurred, if any; or



3.the highest Account Value or contract value which the contract attains on any contract anniversary date (including the inception date) (determined before the allocation of any purchase payments on that contract anniversary) prior to the 81st birthday of the deceased. The highest Account Value or contract value is increased by purchase payments and is decreased by regular income payments, withdrawals (including any applicable charges), and any premium taxes incurred subsequent to the anniversary date on which the highest Account Value or contract value is obtained. Only the highest Account Value achieved on an anniversary following the election of I-4Life/SM/ Advantage will be considered if you did not elect (or you discontinued) the EGMDB death benefit as the death benefit before I-4Life/SM/ Advantage. If you elected this death benefit after the effective date of the contract, only the highest Account Value or contract value after that death benefit election will be used.



The charge under this death benefit is equal to an annual rate of 1.90% of the net asset value of the Account Value in the VAA. This death benefit may not be available in all states.



During the Access Period, contracts with the I-4Life/SM/ Advantage EGMDB death benefit may elect to change to the I-4Life/SM/ Advantage Guarantee of Principal death benefit. We will effect the change in death benefit on the valuation date we receive a completed election form at our home office, and we will begin deducting the lower mortality and expense risk and administrative charge at that time. Once the change is effective, you may not elect to return to the I-4Life/SM/ Advantage EGMDB death benefit.



For both death benefit options, following the Access Period, the death benefit will be the remaining guaranteed regular income payments, if any; otherwise, there is no death benefit.



Availability. The introduction of I-4Life/SM/ Advantage will vary depending on your state. In states where I-4Life/SM/ Advantage is not yet available, an earlier version (called the Income4Life(R) Solution) is available. Under the Income4Life(R) Solution, the death benefit is equal to the Account Value as of the day on which LNY approves the payment of the claim (as opposed to the Guarantee of Principal or EGMDB death benefits offered under I-4Life/SM/ Advantage). The charge under the Income4Life(R) Solution is equal to an annual rate of 1.65% of the net asset value of the Account Value in the VAA (as opposed to an annual Rate of 1.75% or 1.90% under I-4Life/SM/ Advantage.). The Income4Life(R) Solution provides higher regular income payments and lower Account Value than are realized under I-4Life/SM/ Advantage. For a limited time, contracts in force prior to the availability of I-4Life/SM/ Advantage in a particular state may elect the Income4Life(R) Solution. Contracts issued after I-4Life/SM/ Advantage is available in your state may only elect I-4Life/SM/ Advantage.



Termination. You may not terminate I-4Life/SM/ Advantage once you have elected it.




General Information
The Guarantee of Principal death benefit and the EGMDB are not available after the annuity commencement date.

The annuity commencement date must be on or before the annuitant's 90th birthday. You may change the annuity commencement date, change the annuity option or change the allocation of the investment among subaccounts up to 30 days before the scheduled annuity commencement date, upon written notice to the Servicing Office. You must give us at least 30 days notice before the date on which you want payouts to begin. If proceeds become available to a beneficiary in a lump sum, the beneficiary may choose any annuity payout option.

Unless you select another option, the contract automatically provides for a life annuity with annuity payouts guaranteed for 10 years (on a fixed, variable or combination fixed and variable basis, in proportion to the account allocations at the time of annuitization) except when a joint life payout is required by law. Under any option providing for guaranteed period payouts, the number of payouts which remain unpaid at the date of the annuitant's death (or surviving annuitant's death in case of joint life annuity) will be paid to your beneficiary as payouts become due.

Federal tax matters


Introduction


The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules to your individual situation.



Nonqualified annuities


This part of the discussion describes some of the Federal income tax rules applicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan, such as an IRA or a section 403(b) plan, receiving special tax treatment under the tax code. We may not offer nonqualified annuities for all of our annuity products.



Tax deferral on earnings


The Federal income tax law generally does not tax any increase in your contract value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:



.. An individual must own the contract (or the tax law must treat the contract as owned by an individual).



.. The investments of the VAA must be "adequately diversified" in accordance with IRS regulations.



.. Your right to choose particular investments for a contract must be limited.



.. The annuity commencement date must not occur near the end of the annuitant's life expectancy.



Contracts not owned by an individual


If a contract is owned by an entity (rather than an individual) the tax code generally does not treat it as an annuity contract for Federal income tax purposes. This means that the entity owning the contract pays tax currently on the excess of the contract value over the purchase payments for the contract. Examples of contracts where the owner pays current tax on the contract's earnings, bonus credits and persistency credits are contracts issued to a corporation or a trust. Exceptions to this rule exist. For example, the tax code treats a contract as owned by an individual if the named owner is a trust or other entity that holds the contract as an agent for an individual. However, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees.



Investments in the VAA must be diversified


For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." IRS regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract purchase payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the IRS regulations so that the VAA will be considered "adequately diversified."



Restrictions


Federal income tax law limits your right to choose particular investments for the contract. Because the I.R.S. has not issued guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, bonus credits, persistency credits and gains from those assets. We do not know what limits may be set by the I.R.S. in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent to try to prevent the tax law from considering you as the owner of the assets of the VAA.



Loss of interest deduction


After June 8, 1997, if a contract is issued to a taxpayer that is not an individual, or if a contract is held for the benefit of an entity, the entity will lose a portion of its deduction for otherwise deductible interest expenses.



Age at which annuity payouts begin


Federal income tax rules do not expressly identify a particular age by which annuity payouts must begin. However, those rules do require that an annuity contract provide for amortization, through annuity payouts, of the contract's purchase payments, bonus credits, persistency credits and earnings. If annuity payouts under the contract begin or are scheduled to begin on a date past the annuitant's 85th birthday, it is possible that the tax law will not treat the contract as an annuity for Federal income tax purposes. In that event, you would be currently taxed on the excess of the contract value over the purchase payments of the contract.



Tax treatment of payments


We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that your contract will be treated as an annuity for Federal income tax purposes and that the tax law will not tax any increase in your contract value until there is a distribution from your contract.


Taxation of withdrawals and surrenders

You will pay tax on withdrawals to the extent your contract value exceeds your purchase payments in the contract. This income (and all other income from your contract) is considered ordinary income (and does not receive capital gains treatment). A higher rate of tax is paid on ordinary income than on capital gains. You will pay tax on a surrender to the extent the amount you receive exceeds your purchase payments. In certain circumstances, your purchase payments are reduced by amounts received from your contract that were not included in income.



Taxation of annuity payouts


The tax code imposes tax on a portion of each annuity payout (at ordinary income tax rates) and treats a portion as a nontaxable return of your purchase payments in the contract. We will notify you annually of the taxable amount of your annuity payout. Once you have recovered the total amount of the purchase payment in the contract, you will pay tax on the full amount of your annuity payouts. If annuity payouts end because of the annuitant's death and before the total amount in the contract have been distributed, the amount not received will generally be deductible. If you choose the levelized payout option under the I-4Life/SM/ Advantage, the tax law may treat you as being in receipt of additional amounts of income and tax the additional amounts.



Taxation of death benefits


We may distribute amounts from your contract because of the death of a contractowner or an annuitant. The tax treatment of these amounts depends on whether you or the annuitant dies before or after the annuity commencement date.



.. Death prior to the annuity commencement date--



   . If the beneficiary receives death benefits under an annuity payout option, they are taxed in the same manner as annuity payouts.



   . If the beneficiary does not receive death benefits under an annuity payout option, they are taxed in the same manner as a withdrawal.

.. Death after the annuity commencement date--



   . If death benefits are received in accordance with the existing annuity payout option, they are excludible from income if they do not exceed the purchase payments not yet distributed from the contract. All annuity payouts in excess of the purchase payments not previously received are includible in income.



   . If death benefits are received in a lump sum, the tax law imposes tax on the amount of death benefits which exceeds the amount of purchase payments not previously received.



Penalty taxes payable on withdrawals, surrenders, or annuity payouts


The tax code may impose a 10% penalty tax on any distribution from your contract which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals, surrenders, or annuity payouts that:



.. you receive on or after you reach age 591/2,



.. you receive because you became disabled (as defined in the tax law),



.. a beneficiary receives on or after your death, or



.. you receive as a series of substantially equal periodic payments for your life (or life expectancy).



Special rules if you own more than one annuity contract


In certain circumstances, you must combine some or all of the nonqualified annuity contracts you own in order to determine the amount of an annuity payout, a surrender, or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the tax code treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, a withdrawal or an annuity payout that you must include in income and the amount that might be subject to the penalty tax described previously.



Loans and assignments


Except for certain qualified contracts, the tax code treats any amount received as a loan under your contract, and any assignment or pledge (or agreement to assign or pledge) any portion of your contract value, as a withdrawal of such amount or portion.



Gifting a contract


If you transfer ownership of your contract to a person other than your spouse (or to your former spouse incident to divorce), and receive a payment less than your contract's value, you will pay tax on your contract value to the extent it exceeds your purchase payments not previously received. The new owner's purchase payments in the contract would then be increased to reflect the amount included in income.



Charges for a contract's death benefit


Your contract automatically includes a basic death benefit. Certain enhancements to the basic death benefit may also be available to you. The cost of the basic death benefit and any enhancements to such death benefit are deducted from your contract. It is possible that the tax law may treat all or a portion of the death benefit charge as a contract withdrawal.



Qualified retirement plans


We also designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the tax code. Contracts issued to or in connection with a qualified retirement plan are called "qualified contracts." We issue contracts for use with various types of qualified plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this Prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified plans. Persons planning to use the contract in connection with a qualified plan should obtain advice from a competent tax adviser.



Types of qualified contracts and terms of contracts



Currently, we issue contracts in connection with the following types of qualified plans:



.. Individual Retirement Accounts and Annuities ("Traditional IRAs")





.. Roth IRAs



.. Traditional IRA that is part of a Simplified Employee Pension Plan("SEP")



.. SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)





.. 403(b) plans (public school system and tax-exempt organization annuity plans)



.. 401(a) plans (qualified corporate employee pension and profit-sharing plans)



.. 403(a) plans (qualified annuity plans)



.. H.R. 10 or Keogh Plans (self-employed individual plans)



.. 457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)





We may issue a contract for use with other types of qualified plans in the future. We may not offer certain types of qualified plans for all of our annuity products.



We will amend contracts to be used with a qualified plan as generally necessary to conform to the tax law requirements for the type of plan. However, the rights of a person to any qualified plan benefits may be subject to the plan's terms and conditions, regardless of the contract's terms and conditions. In addition, we are not bound by the terms and conditions of qualified plans to the extent such terms and conditions contradict the contract, unless we consent.





Economic Growth and Tax Relief Reconciliation Act of 2001


The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") made a number of changes to the rules pertaining to qualified plans. These changes be came effective January 1, 2002. Some changes that EGTRRA has introduced are the ability to move money from traditional IRAs to other qualified plans (and from qualified plans to traditional IRAs), increased contribution amounts to qualified plans and catch-up contributions to IRAs. It is important to note that while the contribution limits for federal tax purposes have increased, applicable state law may not permit increased contributions to your IRAs or other qualified plans. Applicable state law may also limit your ability to move your funds among your various qualified plans.



Tax treatment of qualified contracts


The Federal income tax rules applicable to qualified plans and qualified contracts vary with the type of plan and contract. For example,



.. Federal tax rules limit the amount of purchase payments that can be made, and the tax deduction or exclusion that may be allowed for the purchase payments. These limits vary depending on the type of qualified plan and the plan participant's specific circumstances, e.g., the participant's compensation.



.. Under most qualified plans, such as a traditional IRA, the owner must begin receiving payments from the contract minimum amounts by a certain age, typically age 70 1/2. Other qualified plans may allow the participant to take required distributions upon the later of reaching age 70 1/2 or retirement.



.. Loans are allowed under certain types of qualified plans, but Federal income tax rules prohibit loans under other types of qualified plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan's duration, the rate of interest, and the manner of repayment. Your contract or plan may not permit loans.



Tax treatment of payments


The Federal income tax rules generally include distributions from a qualified contract in the recipient's income as ordinary income. These taxable distributions will include purchase payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for purchase payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.



Required minimum distributions


Under most qualified plans, you must begin receiving payments from the contract minimum amounts by the later of age 70 1/2 or retirement. You are required to take distributions from your traditional IRAs beginning in the year you reach age 70 1/2. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.



Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.



The IRS has issued new proposed regulations concerning required minimum distributions. The proposed regulations may impact the distribution method you have chosen and the amount of your distributions. These rules may also change once finalized by the IRS. Please contact your tax adviser regarding any tax ramifications.



Federal penalty taxes payable on distributions


The tax code may impose a 10% penalty tax on a distribution from a qualified contract that must be included in income. The tax code does not impose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a withdrawal, surrender, or annuity payout:



.. received on or after the annuitant reaches age 59 1/2,



.. received on or after the annuitant's death or because of the annuitant's disability (as defined in the tax law),



.. received as a series of substantially equal periodic payments for the annuitant's life (or life expectancy), or



.. received as reimbursement for certain amounts paid for medical care.



These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified plans. However, the specific requirements of the exception may vary.



Transfers and direct rollovers


As a result of EGTRRA, you may be able to move funds between different types of qualified plans, such as

403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) nongovernmental tax-exempt plans. There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers of after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds.



Death benefit and IRAs


Pursuant to IRS regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the death benefit from being provided under the contract when we issue the contract as a Traditional or Roth IRA. However, the law is unclear and it is possible that the presence of the death benefit under a contract issued as a Traditional or Roth IRA could result in increased taxes to you. Certain death benefit options may not be available for all of our products.



Federal income tax withholding


We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or annuity payout is requested, we will give you an explanation of the withholding requirements.



Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or
(b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.



Tax status of Lincoln Life & Annuity Company of New York


Under existing Federal income tax laws, LNY does not pay tax on investment income and realized capital gains of the VAA. LNY does not expect that it will incur any Federal income tax liability on the income and gains earned by the VAA. Therefore, we do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.



Changes in the law


The above discussion is based on the tax code, IRS regulations, and interpretations existing on the date of this Prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.




Voting rights

As required by law, we will vote the series shares held in the VAA at meetings of the shareholders of the series. The voting will be done according to the instructions of contractowners who have interests in any subaccounts which invest in classes of funds of the series. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the series shares in our own right, we may elect to do so.

The number of votes which you have the right to cast will be determined by applying your percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the number of votes, fractional shares will be recognized.

Series shares of a class held in a subaccount for which no timely instructions are received will be voted by us in proportion to the voting instructions which are received for all contracts participating in that subaccount. Voting instructions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast.

Whenever a shareholders meeting is called, each person having a voting interest in a subaccount will receive proxy voting material, reports and other materials relating to the series. Since the series engages in shared funding, other persons or entities besides LNY may vote series shares. See Sale of fund shares by the series.

Distribution of the contracts

American Funds Distributors, Inc. (AFD), 333 South Hope Street, Los Angeles, CA 90071, is the distributor and principal underwriter of the contracts. They will be sold by properly licensed registered representatives of independent broker-dealers which in turn have selling agreements with AFD and have been licensed by the New York Insurance Department to represent us. AFD is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Association of Securities Dealers (NASD). LNY will offer contracts in New York State only.

Return privilege

Within the 10 day free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid, to the Servicing Office at P.O. Box 2348, 1300 South Clinton Street, Fort Wayne, Indiana, 46801. A contract canceled under this provision will be void. With respect to the fixed portion of a contract and the VAA, we will return the contract value as of the date of receipt of the cancellation, plus any premium taxes which had been deducted. No contingent deferred sales charge will be assessed. A purchaser who participates in the VAA is subject to the risk of a market loss during the free-look period.

State regulation

As a life insurance company organized and operated under New York law, we are subject to provisions governing life insurers and to regulation by the New York Superintendent of Insurance.

Our books and accounts are subject to review and examination by the New York Insurance Department at all times. A full examination of our operations is conducted by that Department at least every five years.

Records and reports

As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with the Delaware Management Company, 2005 Market Street, Philadelphia, PA 19203, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the servicing office, at least semiannually after the first contract year, reports containing information required by that Act or any other applicable law or regulation. Administration services necessary for the operation of the VAA and the contracts are currently provided by Lincoln Life. However, neither the assets of Lincoln Life nor the assets of LNC support the obligations of LNY under the contracts.


You may elect to receive your prospectus, prospectus supplements, quarterly statements, and annual and semiannual reports electronically over the Internet, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center or contacting us.



To learn more about this service, please log on to www.LincolnRetirement.com, select service centers and continue on through the Internet Service Center.


Other information

A Registration Statement has been filed with the SEC, under the Securities Act of 1933 as amended, for the contracts being offered here. This Prospectus does not contain all the information in the Registration Statement, its amendments and exhibits. Please refer to the Registration Statement for further information about the VAA, LNY and the contracts offered. Statements in this Prospectus about the content of contracts and other legal instruments are summaries. For the complete text of those contracts and instruments, please refer to those documents as filed with the SEC.

We are a member of the Insurance Marketplace Standards Association ("IMSA") and may include the IMSA logo and information about IMSA membership in our advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and services for individually sold life insurance and annuities.


Legal proceedings. LNY may be involved in various pending or threatened legal proceedings arising from the conduct of its business. These proceedings are routine and in the ordinary course of business.

Statement of additional information table of contents for Separate Account H


Item                                   Page
-------------------------------------------
General information and history of LNY B-2
-------------------------------------------
Special terms                          B-2
-------------------------------------------
Services                               B-2
-------------------------------------------
Principal underwriter                  B-2
-------------------------------------------
Purchase of securities being offered   B-2
-------------------------------------------



Item                              Page
--------------------------------------
Calculation of investment results  B-2
--------------------------------------
Annuity payouts                    B-7
--------------------------------------
Advertising and sales literature   B-8
--------------------------------------
Additional services                B-9
--------------------------------------
Other information                 B-10
--------------------------------------
Financial statements              B-10
--------------------------------------


For a free copy of the SAI please see page one of this booklet.

The American Legacy III

Lincoln Life & Annuity Variable Annuity Account H (Registrant)

Lincoln Life & Annuity Company of New York (Depositor)

Statement of Additional Information (SAI)


This Statement of Additional Information should be read in conjunction with the American Legacy III Prospectus of Lincoln Life & Annuity Variable Annuity Account H dated May 1, 2002.

You may obtain a copy of the American Legacy III Prospectus on request and without charge.
Please write Lincoln Life & Annuity Company of New York, P.O. Box 2348, Fort Wayne, Indiana 46801 or call 1-800-942-5500.

Table of Contents

                  Item                                   Page
                  -------------------------------------------
                  General information and history of LNY B-2
                  -------------------------------------------
                  Special terms                          B-2
                  -------------------------------------------
                  Services                               B-2
                  -------------------------------------------
                  Principal underwriter                  B-2
                  -------------------------------------------
                  Purchase of securities being offered   B-2
                  -------------------------------------------



                     Item                              Page
                     --------------------------------------
                     Calculation of investment results  B-2
                     --------------------------------------
                     Annuity payouts                    B-7
                     --------------------------------------
                     Advertising and sales literature   B-8
                     --------------------------------------
                     Additional services                B-9
                     --------------------------------------
                     Other information                 B-10
                     --------------------------------------
                     Financial statements              B-10
                     --------------------------------------

This SAI is not a Prospectus.


The date of this SAI is May 1, 2002.

General information and
history of Lincoln Life & Annuity Company of New York ("LNY")


LNY is a life insurance company founded in New York on June 6, 1996. LNY is a subsidiary of Lincoln Life. Lincoln Life is one of the largest stock life insurance companies in the United States. Lincoln Life, an Indiana corporation, is owned by Lincoln National Corp. (LNC) which is also organized under Indiana law. LNC's primary businesses are insurance and financial services.


Special terms

The special terms used in this SAI are the ones defined in the Prospectus. In connection with the term, valuation date, the New York Stock Exchange is currently closed on weekends and on these holidays: New Year's Day, Martin Luther King's Birthday, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday.

Services

Independent auditors

The financial statements of the variable annuity account (VAA) and the statutory-basis financial statements of LNY appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent auditors, 2300 National City Center, 110 West Berry Street, Fort Wayne, Indiana 46802, as set forth in their reports also appearing elsewhere in this document and in the Registration Statement. The financial statements audited by Ernst & Young LLP have been included in this document in reliance on their reports given on their authority as experts in accounting and auditing.


Keeper of records
All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by LNY or by third parties responsible to LNY. We have entered into an agreement with the Delaware Management Company, 2005 Market Street, Philadelphia, PA 19203, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by LNY for this service. Administrative services necessary for the operation of the VAA and the contracts are currently provided by Lincoln Life. However, neither the assets of Lincoln Life nor the assets of LNC support the obligations of Lincoln Life under the contracts.

Principal underwriter

LNY has contracted with American Funds Distributors, Inc. (AFD), 333 South Hope Street, Los Angeles, California 90071, a licensed broker-dealer, to distribute the contracts through certain legally authorized sales persons and organizations (brokers). AFD and its brokers are compensated under a standard compensation schedule.


For 1999, 2000 and 2001, AFD received underwriting commissions of $13,470,639, $17,970,257 and $16,539,760, respectively. AFD retained these amounts:
1999--$9,017,863; 2000--$10,817,428; 2001--$10,716,217.


Purchase of securities being offered

The contracts are offered to the public through certain securities broker/dealers who have entered into selling agreements with AFD and whose personnel are legally authorized to sell annuity products. Although there are no special purchase plans for any class of prospective buyers, the contingent deferred sales charge normally assessed upon surrender or withdrawal of contract value will be waived for officers, directors or bona fide full time employees of LNC, The Capital Group, Inc., their affiliated or managed companies, and certain other persons. See Charges and other deductions in the Prospectus.

Both before and after the annuity commencement date, there are exchange privileges between subaccounts, and from the VAA to the General Account subject to restrictions set out in the Prospectus. See The contracts, in the Prospectus. No exchanges are permitted between the VAA and other separate accounts.

The offering of the contracts is continuous.

Calculation of investment results

The paragraphs set forth below represent performance information for the VAA and the subaccounts calculated in several different ways.

The seven-day yield is determined by calculating the change in unit value for the base period (the 7-day period ended December 31.); then dividing this figure by the account value at the beginning of the period;
then annualizing this result by the factor of 365/7.
This yield includes all deductions charged to the contractowner's account, and excludes any realized gains and losses from the sale of securities.

Standard investment results:
Standard performance is based on a formula to calculate performance that is prescribed by the SEC. Under rules issued by the SEC, standard performance must be included in any marketing material that discusses the performance of the VAA and the subaccounts. This information represents past performance and does not indicate or represent future performance.

Average annual return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula:

                                P(1+T)/n /= ERV

           Where: P   =   a hypothetical initial purchase payment of
                          $1,000
                  T   =   average annual total return for the
                          period in question
                  N   =   number of years


                  ERV =   ending redeemable value (as of the end
                          of the period in question) of a
                          hypothetical $1,000 purchase payment
                          made at the beginning of the 1-year,
                          5-year, or 10-year period in question
                          (or fractional period thereof)

The formula assumes that: (1) all recurring fees have been charged to the contractowner accounts; (2) all applicable non-recurring charges (including any surrender charges) are deducted at the end of the period in question; and (3) there will be a complete redemption upon the anniversary of the 1-year, 5-year, or 10-year period in question.

In accordance with SEC guidelines, we will report standard performance back to the first date that a Fund became available in the VAA. Because standard performance reporting periods of less than one year could be misleading, we may report "N/A's" for standard performance until one year after a Fund became available in the VAA.



(A) Standard Performance Data:



    Period Ending December 31, 2001







                                                                       10 Years
                                                                       or Since  10 Years
                                       1-Year  1-Year  5-Years 5-Years Inception or Since
                                       With    with    With    with    With      Inception
                                       EGMDB   I4L     EGMDB   I4L     EGMDB     With I4L
------------------------------------------------------------------------------------------
Global Discovery Subaccount
(as if subaccount commenced 7/5/01)      N/A     N/A     N/A     N/A     (13.4)%   (13.5)%
Global Growth Subaccount
(as if subaccount commenced 2/22/00)   (21.4)% (21.6)%   N/A     N/A     (26.8)    (27.0)
Global Small Capitalization Subaccount
(as if subaccount commenced 2/22/00)   (20.1)  (20.3)    N/A     N/A     (28.2)    (28.4)
Growth Subaccount
(as if subaccount commenced 2/22/00)   (25.3)  (25.5)    N/A     N/A     (16.2)    (16.4)
International Subaccount
(as if subaccount commenced 2/22/00)   (27.0)  (27.2)    N/A     N/A     (32.0)    (32.2)
New World Subaccount
(as if subaccount commenced 2/22/00)   (11.5)  (11.8)    N/A     N/A     (16.2)    (16.5)
Blue Chip Income & Growth Subaccount
(as if subaccount commenced 7/5/01)      N/A     N/A     N/A     N/A     (12.0)     (2.1)
Growth-Income Subaccount
(as if subaccount commenced 2/22/00)    (4.9)   (5.1)    N/A     N/A       4.0       3.7
Asset Allocation Subaccount
(as if subaccount commenced 2/22/00)    (6.9)   (7.2)    N/A     N/A       0.9       0.6
Bond Subaccount
(as if subaccount commenced 2/22/00)     0.7     0.3     N/A     N/A       1.7       1.4
High-Income Bond Subaccount
(as if subaccount commenced 2/22/00)     0.3     0.0     N/A     N/A      (2.8)     (3.0)
U.S. Gov't/AAA Subaccount
(as if subaccount commenced 2/22/00)    (0.5)   (0.8)    N/A     N/A       4.8       4.5
Cash Management Subaccount
(as if subaccount commenced 2/22/00)    (4.0)   (4.3)    N/A     N/A      (0.1)     (0.4)



The performance figures shown reflect the cost of the EGMDB and the Income4Life(R) Solution option. If contractowners had chosen to eliminate the EGMDB, their returns would have been higher.

(B) Standard Performance Data (assuming the I-4Life/SM/ Advantage is in effect):



    Period Ending December 31, 2001







                                                               10 Years
                                                               or Since
                                               1-Year  5-Years Inception
        ----------------------------------------------------------------
        Global Discovery Subaccount
        (as if subaccount commenced 7/5/01)      N/A     N/A     (13.6)%
        Global Growth Subaccount
        (as if subaccount commenced 2/22/00)   (21.8)%   N/A     (27.2)
        Global Small Capitalization Subaccount
        (as if subaccount commenced 2/22/00)   (20.5)    N/A     (28.6)
        Growth Subaccount
        (as if subaccount commenced 2/22/00)   (25.7)    N/A     (16.7)
        International Subaccount
        (as if subaccount commenced 2/22/00)   (27.4)    N/A     (32.4)
        New World Subaccount
        (as if subaccount commenced 2/22/00)   (12.0)    N/A     (16.7)
        Blue Chip Income & Growth Subaccount
        (as if subaccount commenced 7/5/01)      N/A     N/A     (12.3)
        Growth-Income Subaccount
        (as if subaccount commenced 2/22/00)    (5.4)    N/A       3.4
        Asset Allocation Subaccount
        (as if subaccount commenced 2/22/00)    (7.4)    N/A       0.3
        Bond Subaccount
        (as if subaccount commenced 2/22/00)     0.1     N/A       1.2
        High-Income Bond Subaccount
        (as if subaccount commenced 2/22/00)    (0.3)    N/A      (3.3)
        U.S. Gov't/AAA Subaccount
        (as if subaccount commenced 2/22/00)    (1.0)    N/A       4.2
        Cash Management Subaccount
        (as if subaccount commenced 2/22/00)    (4.6)    N/A      (0.7)





The performance figures shown reflect the cost of the I-4Life/SM/ Advantage with the EGMDB death benefit.

Non-standard investment results:

The VAA may report its results over various periods--daily, monthly, three-month, six-month, year-to-date, yearly (fiscal year), three, five, ten years or more and lifetime--and compare its results to indices and other variable annuities in sales materials including advertisements, brochures and reports. Performance information for the periods prior to the date that a Fund became available in the VAA will be calculated based on (1) the performance of the Fund adjusted for Contract charges (ie: mortality and expense risk fees, any applicable administrative charges, and the management and other expenses of the fund) and (2) the assumption that the subaccounts were in existence for the same periods as indicated for the Fund. It may or may not reflect charges for any Riders (ie: EGMDB) that were in effect during the time periods shown. This performance is referred to as non-standardized performance data. Such results may be computed on a cumulative and/or annualized basis. We may provide illustrations of income payments and values during the annuity payout period, based on historical or hypothetical rates of re turn that are not guaranteed. We may also report non-standard performance assuming you deposited $10,000 into a subaccount at inception of the underlying fund or 10 years ago (whichever is less). This non-standard performance may be shown as a graph illustrating how that deposit would have increased or decreased in value over time based on the performance of the underlying fund adjusted for Contract charges. This information represents past performance and does not indicate or represent future performance. The investment return and value of a Contract will fluctuate so that contractowner's investment may be worth more or less than the original investment. Cumulative quotations are arrived at by calculating the change in Accumulation Unit Value between the first and last day of the base period being measured, and expressing the difference as a percentage of the unit value at the beginning of the base period. Annualized quotations are arrived at by applying a formula which reflects the level rate of return, which if earned over the entire base period, would produce the cumulative return.


The performance numbers in the following tables do not reflect surrender charges.





(A) Non-Standard Performance Data (assuming the Income4Life(R) Solution or the I-4Life/SM/ Advantage is not in effect):



    Period Ending December 31, 2001



                                                                             Since
                                       YTD     1-year  3-year 5-year 10-year Inception
                                       With    With    With   With   With    With
                                       EGMDB   EGMDB   EGMDB  EGMDB  EGMDB   EGMDB
--------------------------------------------------------------------------------------
Global Discovery Subaccount
(as if subaccount commenced 7/5/01)      N/A     N/A     N/A    N/A    N/A     (7.4)%
Global Growth Subaccount
(as if subaccount commenced 4/30/97)   (15.4)% (15.4)%   4.2%   N/A    N/A      9.7
Global Small Capitalization Subaccount
(as if subaccount commenced 4/30/98)   (14.1)  (14.1)   10.1    N/A    N/A      8.5
Growth Subaccount
(as if subaccount commenced 2/8/84)    (19.3)  (19.3)    8.9   17.1%  14.8%    14.6
International Subaccount
(as if subaccount commenced 5/1/90)    (21.0)  (21.0)    1.7    6.1    8.3      7.4
New World Subaccount
(as if subaccount commenced 6/17/99)    (5.5)   (5.5)    N/A    N/A    N/A     (1.8)
Blue Chip Income & Growth Subaccount
(as if subaccount commenced 7/5/01)      N/A     N/A     N/A    N/A    N/A     (6.0)
Growth-Income Subaccount
(as if subaccount commenced 2/8/84)      1.1     1.1     5.7   11.2   11.8     12.7
Asset Allocation Subaccount
(as if subaccount commenced 8/1/89)     (0.9)   (0.9)    2.5    7.3    8.9      8.6
Bond Subaccount
(as if subaccount commenced 1/2/96)      6.7     6.7     3.7    4.4    N/A      4.4
High-Income Bond Subaccount
(as if subaccount commenced 2/8/84)      6.3     6.3     1.8    2.9    6.0      8.7
U.S. Gov't/AAA Subaccount
(as if subaccount commenced 12/2/85)     5.5     5.5     4.3    5.2    4.9      6.0
Cash Management Subaccount
(as if subaccount commenced 2/8/84)      2.0     2.0     3.1    3.2    2.8      3.9



The performance figures shown above reflect the cost of the EGMDB option. If contractowners had chosen to eliminate the EGMDB, their returns would have been higher.

(B) Non-Standard Performance Data (assuming the Income4Life(R) Solution is in effect):



    Period Ending December 31, 2001



                                                                             Since
                                       YTD     1-year  3-year 5-year 10-year Inception
--------------------------------------------------------------------------------------
Global Discovery Subaccount
(as if subaccount commenced 7/5/01)      N/A     N/A    N/A     N/A    N/A     (7.5)%
Global Growth Subaccount
(as if subaccount commenced 4/30/97)   (15.6)% (15.6)%  4.0%    N/A    N/A      9.5
Global Small Capitalization Subaccount
(as if subaccount commenced 4/30/98)   (14.3)  (14.3)   9.8     N/A    N/A      8.3
Growth Subaccount
(as if subaccount commenced 2/8/84)    (19.5)  (19.5)   8.6    16.8%  14.5%    14.3
International Subaccount
(as if subaccount commenced 5/1/90)    (21.2)  (21.2)   1.5     5.9    8.1      7.2
New World Subaccount
(as if subaccount commenced 6/17/99)    (5.8)   (5.8)   N/A     N/A    N/A     (2.1)
Blue Chip Income & Growth Subaccount
(as if subaccount commenced 7/5/01)      N/A     N/A    N/A     N/A    N/A     (6.1)
Growth-Income Subaccount
(as if subaccount commenced 2/8/84)      0.9     0.9    5.4    10.9   11.5     12.4
Asset Allocation Subaccount
(as if subaccount commenced 8/1/89)     (1.2)   (1.2)   2.2     7.0    8.6      8.3
Bond Subaccount
(as if subaccount commenced 1/2/96)      6.3     6.3    3.5     4.2    N/A      4.1
High-Income Bond Subaccount
(as if subaccount commenced 2/8/84)      6.0     6.0    1.5     2.6    5.7      8.4
U.S. Gov't/AAA Subaccount
(as if subaccount commenced 12/2/85)     5.2     5.2    4.0     4.9    4.6      5.7
Cash Management Subaccount
(as if subaccount commenced 2/8/84)      1.7     1.7    2.8     3.0    2.5      3.7





(C) Non-Standard Performance Data (assuming the I-4Life/SM/ Advantage is in effect):



    Period Ending December 31, 2001



                                                                             Since
Subaccounts                            YTD     1-year  3-year 5-year 10-year Inception
--------------------------------------------------------------------------------------
Global Discovery Subaccount
(as if subaccount commenced 7/5/01)      N/A     N/A    N/A     N/A    N/A     (7.6)%
Global Growth Subaccount
(as if subaccount commenced 4/30/97)   (15.8)% (15.8)%  3.7%    N/A    N/A      9.2
Global Small Capitalization Subaccount
(as if subaccount commenced 4/30/98)   (14.5)  (14.5)   9.5     N/A    N/A      8.0
Growth Subaccount
(as if subaccount commenced 2/8/84)    (19.7)  (19.7)   8.3    16.5%  14.2%    14.0
International Subaccount
(as if subaccount commenced 5/1/90)    (21.4)  (21.4)   1.2     5.6    7.8      6.9
New World Subaccount
(as if subaccount commenced 6/17/99)    (6.0)   (6.0)   N/A     N/A    N/A     (2.3)
Blue Chip Income & Growth Subaccount
(as if subaccount commenced 7/5/01)      N/A     N/A    N/A     N/A    N/A     (6.3)
Growth-Income Subaccount
(as if subaccount commenced 2/8/84)      0.6     0.6    5.1    10.7   11.3     12.2
Asset Allocation Subaccount
(as if subaccount commenced 8/1/89)     (1.4)   (1.4)   1.9     6.7    8.3      8.0
Bond Subaccount
(as if subaccount commenced 1/2/96)      6.1     6.1    3.2     3.9    N/A      3.9
High-Income Bond Subaccount
(as if subaccount commenced 2/8/84)      5.7     5.7    1.3     2.4    5.4      8.2
U.S. Gov't/AAA Subaccount
(as if subaccount commenced 12/2/85)     5.0     5.0    3.8     4.7    4.4      5.5
Cash Management Subaccount
(as if subaccount commenced 2/8/84)      1.4     1.4    2.6     2.7    2.3      3.4





The performance figures shown reflect the cost of the I-4Life/SM/ Advantage with the EGMDB death benefit.

Annuity payouts

Variable annuity payouts
Variable annuity payouts will be determined on the basis of: (1) the dollar value of the contract on the annuity commencement date; (2) the annuity tables contained in the contract; (3) the type of annuity option selected; and (4) the investment results of the fund(s) selected. In order to determine the amount of variable annuity payouts, LNY makes the following calculation: first, it determines the dollar amount of the first payout; second, it credits the contract with a fixed number of annuity units based on the amount of the first payout; and third, it calculates the value of the annuity units each period thereafter. These steps are explained below.

The dollar amount of the first periodic variable annuity payout is determined by applying the total value of the accumulation units credited under the contract valued as of the annuity commencement date (less any premium taxes) to the annuity tables contained in the contract. The first variable annuity payout will be paid 14 days after the annuity commencement date. This day of the month will become the day on which all future annuity payouts will be paid. Amounts shown in the tables are based on the 1983 Table "a" Individual Annuity Mortality Tables, modified, with an assumed investment return at the rate of 4% per annum. The first annuity payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the annuitant at the annuity commencement date. The 4% interest rate stated above is the measuring point for subsequent annuity payouts. If the actual net investment rate (annualized) exceeds 4%, the payout will increase at a rate equal to the amount of such excess. Conversely, if the actual rate is less than 4%, annuity payouts will decrease. If the assumed rate of interest were to be increased, annuity payouts would start at a higher level but would decrease more rapidly or increase more slowly.

LNY will use sex distinct annuity tables in the contracts, except for those contracts associated with employer sponsored plans and where prohibited by law.

At an annuity commencement date, the contract is credited with annuity units for each subaccount on which variable annuity payouts are based. The number of annuity units to be credited is determined by dividing the amount of the first periodic payout by the value of an annuity unit in each subaccount selected. Although the number of annuity units is fixed by this process, the value of such units will vary with the value of the underlying fund. The amount of the second and subsequent periodic payouts is determined by multiplying the contractowner's fixed number of annuity units in each subaccount by the appropriate annuity unit value for the valuation date ending 14 days prior to the date that payout is due.

The value of each subaccount's annuity unit will be set initially at an arbitrary dollar amount. The annuity unit value for each subaccount at the end of any valuation date is determined by multiplying the subaccount annuity unit value for the immediately preceding valuation date by the product of:

(a)The net investment factor of the subaccount for the valuation period for which the annuity unit value is being determined, and

(b)A factor to neutralize the assumed investment return in the annuity table.

The value of the annuity units is determined as of a valuation date 14 days prior to the payment date in order to permit calculation of amounts of annuity payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.




I-4Life/SM/ Advantage for Non-qualified contracts


During the Access Period, regular income payments will be determined on the basis of: (1) the dollar value of the contract on the valuation date not more than fourteen days prior to the initial regular income date, less any applicable premium taxes, and each regular income payment date thereafter (or each subsequent anniversary of the initial regular income date if levelized payments are selected); (2) the annuity factor for the I-4Life/SM/ Advantage or Income4Life(R) Solution option selected; and (3) the investment results of the variable subaccounts selected. The initial regular income payment is determined by dividing the contract value as of the valuation date no more than fourteen days prior to the initial regular income payment date, less any premium taxes, by 1,000 and multiplying this result by the annuity factor. Subsequent regular income payments are determined by dividing the Account Value as of the valuation date not more than fourteen days prior to the regular income payment due date (or each subsequent anniversary of the initial regular income date if levelized payments are selected) by 1,000 and multiplying this result by the annuity factor adjusted for the remaining annuity period.





I-4Life/SM/ Advantage annuity factors are based on whether the I-4Life/SM/ Advantage or the Income4Life(R) Solution is selected, an assumed investment return of either 3%, 4%, 5% or 6% per annum, the length of the Access Period, the length of time any regular income payments are guaranteed after the Access Period, the frequency of the regular income payments, and the age(s) and sex of the annuitant(s) as of the date the initial regular income payment is calculated, and when applicable, the 1983 Table "a" Individual Annuity Mortality Table, modified.



At the end of the Access Period, the periodic regular income payment will purchase annuity units at the then current annuity unit value. Subsequent regular income payments made after the Access Period will be calcu-lated using annuity units as described in the Variable annuity payouts section above.



The assumed interest rate is the measuring point for subsequent regular income payments. Each subsequent regular income payment will fluctuate. If the actual net investment rate (annualized) for the contract exceeds the assumed rate, the regular income payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment rate for the contract is less than the assumed rate, the regular income payment will decrease. If a higher assumed rate of interest is selected, regular income payments will start at a higher level but will decrease more rapidly or increase more slowly.



LNY may use sex-distinct annuity factors for contracts that are not associated with employer sponsored plans and where not prohibited by law.





I-4Life/SM/ Advantage for IRA contracts


During the Access Period, regular income payments will be determined on the basis of: (1) the dollar value of the contract on December 31 of each year prior to the initial regular income payment and each subsequent regular income payment; (2) the annuity factor for the I-4Life/SM/ Advantage or Income4Life(R) Solution option selected; and (3) the investment results of the fixed and/or variable subaccounts selected. The initial regular income payment is determined by dividing the contract value as of December 31 of the year prior to the initial regular income payment date by 1,000 and multiplying this result by the annuity factor. Any regular income payments due in the same calendar year will be equal to the first regular income payment of the calendar year. This results in the regular income payment remaining level for a full calendar year and then adjusting at the beginning of the next calendar year. The first regular income payment of a subsequent calendar year will be determined by dividing the Account Value as of December 31 of the year prior by 1,000 and multiplying this result by the annuity factor adjusted for the remaining annuity period.



I-4Life/SM/ Advantage annuity factors are based on whether the I-4Life/SM/ Advantage or Income4Life(R) Solution is selected, an assumed investment return of either 3%, 4%, 5% or 6% per annum, the length of the Access Period, the length of time any regular income payments are guaranteed after the Access Period, the frequency of the regular income payments, and the age(s) and sex of the annuitant(s) as of the date the initial regular income payment is calculated, and when applicable the 1983 Table "a" Individual Annuity Mortality Table, modified.



At the end of the Access Period, the periodic regular income payment will purchase annuity units at the then current annuity unit value. Subsequent regular income payments made after the Access Period will be calculated using annuity units as described in the Variable annuity payouts section above.



The assumed interest rate is the measuring point for subsequent regular income payments. Regular income payments will be adjusted at the beginning of each calendar year during the Access Period, regardless of whether the Account Value is invested in fixed or variable subaccounts. After the Access Period each subsequent regular income payment will be adjusted. If the actual net investment rate (annualized) for the contract, whether based upon a fixed and/or variable subaccount, exceeds the assumed rate, the regular income payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment rate for the contract is less than the assumed rate, the regular income payment will decrease. If a higher assumed rate of interest is selected, regular income payments will start at a higher level but will decrease more rapidly or increase more slowly.



After the Access Period only the variable portion of each subsequent regular income payment will be adjusted as discussed above.



LNY may use sex-distinct annuity factors for contracts that are not associated with employer sponsored plans and where not prohibited by law.


Proof of age, sex and survival
LNY may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.

Advertising and sales
literature

As set forth in the Prospectus, LNY may refer to the following organizations (and others) in its marketing materials:

A.M. Best's Rating System is designed to evaluate the various factors affecting the overall performance of an insurance company in order to provide an opinion as to an insurance company's relative financial strength and ability to meet its contractual obligations. The pro cedure includes both a quantitative and qualitative review of each company. A.M. Best also provides certain rankings, to which LNY intends to refer.

FITCH provides ratings on over 800 insurance entities in close to 30 countries. The Insurance Group maintains three significant analytical staffing centers in Chicago, London and New York, and also coordinates local analytical resources in other parts of the world on behalf of Fitch's global office network.


EAFE Index is prepared by Morgan Stanley Capital International (MSCI). It measures performance of equity securities in Europe, Australasia and the Far East. The index reflects the movements of world stock markets by representing the evolution of an unmanaged portfolio. The EAFE Index offers international diversification representing over 1,000 companies across 20 different countries.


Lipper Variable Insurance Products Performance Analysis Service is a publisher of statistical data covering the investment company industry in the United States and overseas. Lipper is recognized as the leading source of data on open-end and closed-end funds. Lipper currently tracks the performance of over 5,000 investment companies and publishes numerous specialized reports, including reports on performance and portfolio analysis, fee and expense analysis.

Moody's insurance financial strength rating is an opinion of an insurance company's financial strength and ability to meet financial obligations. The purpose of Moody's ratings is to provide investors with a simple system of gradation by which the relative quality of insurance companies may be noted.

Morningstar is an independent financial publisher offering comprehensive statistical and analytical coverage of open-end and closed-end funds and variable annuities.

Standard & Poor's insurance claims-paying ability rating is an opinion of an operating insurance company's financial capacity to meet obligations under an insurance policy in accordance with the terms. The likelihood of a timely flow of funds from the insurer to the trustee for the bondholders is a key element in the rating determination for such debt issues.

Vards (Variable Annuity Research Data Service) provides a comprehensive guide to variable annuity contract features and historical fund performance. The service also provides a readily understandable analysis of the comparative characteristics and market performance of funds inclusive in variable contracts.

Standard & Poor's 500 Index -- A broad-based measurement of U.S. stock-market performance based on the weighted average performance of 500 common stocks of leading company's and leading industries; commonly known as the Standard & Poor's 500 (S&P 500). The selection of stocks, their relative weightings to reflect differences in the number of outstanding shares, and publication of the index itself are services of Standard & Poor's Corporation, a financial advisory, securities rating, and publishing firm.

NASDAQ-OTC Price Index -- this index is based on the National Association of Securities Dealers Automated Quotations (NASDAQ) and represents all domestic over-the-counter stocks except those traded on exchanges and those having only one market maker, a total of some 3,500 stocks. It is market value- weighted and was introduced with a base of 100.00 on February 5, 1971.

Dow Jones Industrial Average (DJIA) -- price-weighted average of 30 actively traded blue chip stocks, primarily industrials but currently including American Express Company and American Telephone and Telegraph Company. Prepared and published by Dow Jones & Company, it is the oldest and most widely quoted of all the market indicators. The average is quoted in points, not dollars.

In its advertisements and other sales literature for the VAA and the series funds, LNY intends to illustrate the advantages of the contracts in a number of ways:

Compound Interest Illustrations. These will emphasize several advantages of the variable annuity contract. For example, but not by way of illustration, the literature may emphasize the potential tax savings through tax deferral; the potential advantage of the variable annuity account over the fixed account; and the compounding effect when a client makes regular deposits to his or her contract.

Internet. An electronic communications network which may be used to provide information regarding LNY, performance of the subaccounts and advertisement literature.

Additional services


Dollar-Cost Averaging. (DCA) -- You may systematically transfer on a monthly basis, amounts from certain subaccounts, into the variable subaccounts. You may elect to participate in the DCA program at the time of application or at anytime before the annuity commencement date by completing an election form available from us. The minimum amount to be dollar-cost averaged is $10,000. DCA transfers can take place over any period between six and 60 months. Once elected, the program will remain in effect until the earlier of: (1) the annuity commencement date; (2) the value of the amount being DCA'd is depleted; or (3) you cancel the program by written request or by telephone if we have your telephone authorization on file. Currently, there is no charge for this service. However, we reserve the right to impose one. A transfer under this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges which may apply to transfers. We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss. If the DCA program is in effect, you may not participate in the Automatic Withdrawal Service, cross-reinvestment service, or portfolio rebalancing.


Automatic Withdrawal Service. (AWS) -- AWS provides an automatic, periodic withdrawal of contract value to you. AWS may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. You may elect to participate in AWS at the time of application or at any time before the annuity commencement date by sending a written request to our servicing office. The minimum contract value required to establish AWS is $10,000. You may cancel or make changes to your AWS program at any time by sending a written request to our servicing office. If telephone authorization has been elected, certain changes may be made by telephone. Notwithstanding the requirements of the program, any withdrawal must be permitted by Section 401(a)(9) of the code for qualified plans or permitted under Section 72 for non-qualified contracts. To the extent that withdrawals under AWS do not qualify for an exemption from the contingent deferred sales charge, we will assess any applicable surrender charges on those withdrawals. See Contingent deferred sales charges. Currently, there is no charge for this service. However, we reserve the right to impose one. We reserve the right to discontinue this service at any time. If the AWS program is in effect, you may not participate in the DCA program, cross-reinvestment service, or portfolio rebalancing.

Cross-reinvestment service--Under this option, account value in a designated variable subaccount or the fixed side of the contract that exceeds a certain baseline amount is automatically transferred to another specific variable subaccount(s) or the fixed side of the contract at specific intervals. You may elect to participate in cross-reinvestment at the time of application or at any time before the annuity commencement date by sending a written request to our servicing office or by telephone if we have your telephone authorization on file. You designate the holding account, the receiving account(s), and the baseline amount. Cross-reinvestment will continue until we receive authorization to terminate the program.

The minimum holding account value required to establish cross-reinvestment is $10,000 and the minimum amount transferred is $50.00. Currently, there is no charge for this service. However, we reserve the right to impose one. A transfer under this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges which may apply to transfers. We reserve the right to discontinue this service at any time. This program is not available if you are utilizing an automatic deposit feature. Also you may not use the DCA program, the AWS or portfolio rebalancing, if you are using this cross-reinvestment service.

Portfolio rebalancing--Portfolio Rebalancing is an option which, if elected by the contractowner, restores to a pre-determined level the percentage of contract value allocated to each variable account subaccount (e.g., 20% Money Market, 50% Growth, 30% International). This predetermined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio rebalancing allocation may be changed at any time by submitting a request to our servicing office.

If the portfolio rebalancing is elected, all purchase payments allocated to the variable accounts subaccounts must be subject to portfolio rebalancing.

Portfolio rebalancing may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. Once the portfolio rebalancing option is activated, any variable account subaccount transfers executed outside of the portfolio rebalancing option will terminate the portfolio rebalancing option. Any subsequent purchase payment or withdrawal that modifies the account balance within each variable subaccount may also cause termination of the portfolio rebalancing option. Any such termination will be confirmed to the contractowner. The contractowner may terminate the portfolio rebalancing option or re-enroll at any time by writing our servicing office. If telephone authorization has been elected, the contractowner may make these elections by phone.

The portfolio rebalancing program is not available following the annuity commencement date. Currently, there is no charge for this service. However, we reserve the right to impose one. This program is not available if you are utilizing the DCA program, AWS, or cross-reinvestment service.

Lincoln Financial Group

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. With headquarters in Philadelphia, Lincoln Financial Group has consolidated assets of nearly $98 billion and annual consolidated revenues of over $6.4 billion. Through its wealth accumulation and protection businesses, the company provides annuities, life insurance, 401(k) plans, mutual funds, managed accounts, institutional investment management and financial planning and advisory services.



LNY's customers. Sales literature for the VAA and the series' funds may refer to the number of employers and the number of individual annuity clients which LNY serves. As of the date of this SAI, LNY was serving over 399 employer contracts and more than 118,000 individuals.





LNY's assets, size. LNY may discuss its general financial condition (see, for example, the reference to A.M. Best Company, above); it may refer to its assets; it may also discuss its relative size and/or ranking among companies in the industry or among any sub-classification of those companies, based upon recognized evaluation criteria (see reference to A.M. Best Company above). For example, at year-end 2001 LNY had statutory admitted assets of over $2 billion.


Other Information

Due to differences in redemption rates, tax treatment or other considerations, the interests of contractowners under the variable life accounts could conflict with those of contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the Prospectus for each fund for more information about mixed funding.

Financial Statements

Financial statements of the VAA and the statutory-basis financial statements of LNY appear on the following pages.

Lincoln Life & Annuity Company Variable Annuity Account H

Statement of assets and liabilities

December 31, 2001

                                                                                            Mortality &
                                                                 Contract                   Expense      Contract
                                                                 Purchases Due              Charges      Redemptions
                                                                 From Lincoln               Payable To   Due To
                                                                 Life &                     Lincoln Life Lincoln Life
                                                                 Annuity                    & Annuity    & Annuity
                                                                 Company of                 Company of   Company of
                                                     Investments New York      Total Assets New York     New York     Net Assets
--------------------------------------------------------------------------------------------------------------------------------
AFIS Asset Allocation Class II Subaccount            $2,014,790  $   11,640     $2,026,430  $231         $     --     $2,026,199
AFIS Blue Chip Income and Growth Class II Subaccount  1,028,445       5,820      1,034,265   118               --      1,034,147
AFIS Bond Class II Subaccount                           920,125          --        920,125   105               --        920,020
AFIS Cash Management Class II Subaccount                137,851     145,328        283,179    16               --        283,163
AFIS Global Discovery Class II Subaccount                51,644          --         51,644     6               --         51,638
AFIS Global Growth Class II Subaccount                1,053,474          15      1,053,489   121               --      1,053,368
AFIS Global Small Capitalization Class II Subaccount  1,329,441          --      1,329,441   173          457,308        871,960
AFIS Growth Class II Subaccount                       3,889,567      34,956      3,924,523   452               --      3,924,071
AFIS Growth-Income Class II Subaccount                5,021,359       5,820      5,027,179   580               --      5,026,599
AFIS High-Yield Bond Class II Subaccount                372,349          --        372,349    44               --        372,305
AFIS International Class II Subaccount                  875,979          --        875,979    98               --        875,881
AFIS New World Class II Subaccount                    1,279,056          --      1,279,056   170          831,960        446,926
AFIS U.S. Government/AAA-Rated Securities Class II
 Subaccount                                             790,379   1,289,267      2,079,646    90               --      2,079,556

                                            Non-Affiliated
                                            --------------
                      Investments at Cost   $19,782,519
                      Investments at Market  18,764,459



See accompanying notes.

Lincoln Life & Annuity Company Variable Annuity Account H

Statement of operations

Year Ended December 31, 2001

                                                                                     AFIS
                                                                          AFIS       Blue Chip
                                                                          Asset      Income
                                                                          Allocation and Growth
                                                                          Class II   Class II
                                                                          Subaccount Subaccount
-----------------------------------------------------------------------------------------------
Net Investment Income (Loss):
  . Dividends from investment income                                      $  26,519  $   3,929
  . Dividends from net realized gains on investments                         44,043         --
  . Mortality and expense guarantees:
   Legacy III (1.25% Fee Rate)                                                 (922)      (199)
   Legacy III (1.40% Fee Rate)                                               (9,934)    (2,014)
   Legacy III (1.65% Fee Rate)                                                   (5)        (5)
   Legacy III C-Share (1.55% Fee Rate)                                          (32)        (7)
   Legacy III C-Share (1.65% Fee Rate)                                         (683)       (65)
   Legacy III C-Share (1.90% Fee Rate)                                           (6)        (6)
   Legacy III L-Share (1.60% Fee Rate)                                           (5)        (5)
   Legacy III L-Share (1.70% Fee Rate)                                           (5)        (5)
   Legacy III L-Share (1.95% Fee Rate)                                           (6)        (6)
                                                                          ---------  ---------
NET INVESTMENT INCOME (LOSS)                                                 58,964      1,617
Net Realized and Unrealized Gain (Loss) on Investments:
  . Net realized gain (loss) on investments                                  (2,120)   (13,889)
  . Net change in unrealized appreciation or depreciation on investments    (42,664)    31,078
                                                                          ---------  ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                      (44,784)    17,189
                                                                          ---------  ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS           $  14,180  $  18,806
                                                                          =========  =========

                                                                                     AFIS
                                                                          AFIS       Growth-
                                                                          Growth     Income
                                                                          Class II   Class II
                                                                          Subaccount Subaccount
-----------------------------------------------------------------------------------------------
Net Investment Income (Loss):
  . Dividends from investment income                                      $  10,052  $  38,506
  . Dividends from net realized gains on investments                        574,851    215,964
  . Mortality and expense guarantees: 3/4
   Legacy III (1.25% Fee Rate)                                               (2,090)    (2,573)
   Legacy III (1.40% Fee Rate)                                              (26,143)   (28,391)
   Legacy III (1.65% Fee Rate)                                                   (5)        (5)
   Legacy III C-Share (1.55% Fee Rate)                                          (24)      (120)
   Legacy III C-Share (1.65% Fee Rate)                                       (1,122)      (865)
   Legacy III C-Share (1.90% Fee Rate)                                           (6)        (6)
   Legacy III L-Share (1.60% Fee Rate)                                           (5)        (5)
   Legacy III L-Share (1.70% Fee Rate)                                           (6)        (5)
   Legacy III L-Share (1.95% Fee Rate)                                           (6)        (6)
                                                                          ---------  ---------
NET INVESTMENT INCOME (LOSS)                                                555,496    222,494
Net Realized and Unrealized Gain (Loss) on Investments:
  . Net realized gain (loss) on investments                                (112,881)   (47,812)
  . Net change in unrealized appreciation or depreciation on investments   (714,080)  (101,051)
                                                                          ---------  ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                     (826,961)  (148,863)
                                                                          ---------  ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS           $(271,465) $  73,631
                                                                          =========  =========

See accompanying notes.


                                 AFIS                     AFIS
                   AFIS Cash     Global                   Global Small
        AFIS Bond  Management    Discovery  AFIS Global   Capitalization
        Class II   Class II      Class II   Growth Class  Class II
        Subaccount Subaccount    Subaccount II Subaccount Subaccount
        ----------------------------------------------------------------
         $14,483     $   8,486    $   161     $   4,584      $  1,094
              --            --         --        56,211         8,682
            (932)          (78)        (6)         (747)         (160)
          (3,208)       (2,492)      (110)       (7,445)       (2,078)
              (5)           (5)        (5)           (5)           (5)
            (126)          (33)        (7)          (22)          (22)
            (773)         (316)        (9)         (137)         (654)
              (5)           (5)        (6)           (6)           (6)
              (4)           (4)        (5)           (5)           (5)
              (5)           (5)        (5)           (5)           (5)
              (5)           (5)        (6)           (6)           (6)
         -------     ---------    -------     ---------      --------
           9,420         5,543          2        52,417         6,835
             (46)       (2,495)       (56)      (43,506)      (11,583)
           4,151           210      2,670       (77,712)       27,749
         -------     ---------    -------     ---------      --------
           4,105        (2,285)     2,614      (121,218)       16,166
         -------     ---------    -------     ---------      --------
         $13,525     $   3,258    $ 2,616     $ (68,801)     $ 23,001
         =======     =========    =======     =========      ========

                                            AFIS U.S.
        AFIS                                Government/
        High-Yield AFIS          AFIS New   AAA-Rated
        Bond       International World      Securities
        Class II   Class II      Class II   Class II
        Subaccount Subaccount    Subaccount Subaccount
        ----------------------------------------------------------------
         $11,644     $   3,237    $   127     $  22,319
              --        97,663         --            --
            (222)         (940)      (122)       (2,091)
            (949)       (4,538)      (870)       (2,011)
              (5)           (5)        (5)           (5)
            (123)          (21)       (26)         (128)
            (646)          (95)    (1,041)       (1,818)
              (5)           (6)        (6)           (5)
              (5)           (5)        (5)           (4)
              (5)           (5)        (5)           (5)
              (6)           (6)        (6)           (5)
         -------     ---------    -------     ---------
           9,678        95,279     (1,959)       16,247
            (299)      (13,155)    11,612       (11,127)
          (3,237)     (143,327)    30,567         1,346
         -------     ---------    -------     ---------
          (3,536)     (156,482)    42,179        (9,781)
         -------     ---------    -------     ---------
         $ 6,142     $ (61,203)   $40,220     $   6,466
         =======     =========    =======     =========

Lincoln Life & Annuity Company Variable Annuity Account H

Statement of changes in net assets

Period from June 1, 2000 (inception) to December 31, 2000 and the Year Ended December 31, 2001

                                                                                     AFIS
                                                                         AFIS        Blue Chip
                                                                         Asset       Income
                                                                         Allocation  and Growth
                                                                         Class II    Class II
                                                                         Subaccount  Subaccount
------------------------------------------------------------------------------------------------
Changes From Operations:
  . Net investment income (loss)                                         $     (226) $       --
  . Net realized gain (loss) on investments                                       1          --
  . Net change in unrealized appreciation or depreciation on investments      5,190          --
                                                                         ----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               4,965          --
Change From Unit Transactions:
  Accumulation Units:
    . Contract purchases                                                    186,655          --
    . Terminated contracts and transfers to annuity reserves                     --          --
                                                                         ----------  ----------
                                                                            186,655          --
  Annuity Reserves:
    . Transfer from accumulation units and between subaccounts                2,000          --
    . Annuity payments                                                           --          --
    . Receipt (reimbursement) of mortality guarantee adjustment                  --          --
                                                                         ----------  ----------
                                                                              2,000          --
NET INCREASE IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS                 188,655          --
                                                                         ----------  ----------
TOTAL INCREASE IN NET ASSETS                                                193,620          --
                                                                         ----------  ----------
NET ASSETS AT DECEMBER 31, 2000                                             193,620          --
Changes From Operations:
  . Net investment income (loss)                                         $   58,964  $    1,617
  . Net realized gain (loss) on investments                                  (2,120)    (13,889)
  . Net change in unrealized appreciation or depreciation on investments    (42,664)     31,078
                                                                         ----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              14,180      18,806
Change From Unit Transactions:
  Accumulation Units:
    . Contract purchases                                                  1,852,739   1,142,783
    . Terminated contracts and transfers to annuity reserves                (32,211)   (127,455)
                                                                         ----------  ----------
                                                                          1,820,528   1,015,328
  Annuity Reserves:
    . Transfer from accumulation units and between subaccounts               (2,129)       (987)
    . Annuity payments                                                           --       1,000
    . Receipt (reimbursement) of mortality guarantee adjustment                  --          --
                                                                         ----------  ----------
                                                                             (2,129)         13
NET INCREASE IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS               1,818,399   1,015,341
                                                                         ----------  ----------
TOTAL INCREASE IN NET ASSETS                                              1,832,579   1,034,147
                                                                         ----------  ----------
NET ASSETS AT DECEMBER 31, 2001                                          $2,026,199  $1,034,147
                                                                         ==========  ==========

                                                                                     AFIS
                                                                         AFIS        Growth-
                                                                         Growth      Income
                                                                         Class II    Class II
                                                                         Subaccount  Subaccount
------------------------------------------------------------------------------------------------
Changes From Operations:
  . Net investment income (loss)                                         $   (1,388) $     (655)
  . Net realized gain (loss) on investments                                     (27)          2
  . Net change in unrealized appreciation or depreciation on investments    (33,389)     13,423
                                                                         ----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (34,804)     12,770
Change From Unit Transactions:
  Accumulation Units:
    . Contract purchases                                                    765,635     440,175
    . Terminated contracts and transfers to annuity reserves                     --     (50,314)
                                                                         ----------  ----------
                                                                            765,635     389,861
  Annuity Reserves:
    . Transfer from accumulation units and between subaccounts                2,000       2,000
    . Annuity payments                                                           --          --
    . Receipt (reimbursement) of mortality guarantee adjustment                  --          --
                                                                         ----------  ----------
                                                                              2,000       2,000
NET INCREASE IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS                 767,635     391,861
                                                                         ----------  ----------
TOTAL INCREASE IN NET ASSETS                                                732,831     404,631
                                                                         ----------  ----------
NET ASSETS AT DECEMBER 31, 2000                                             732,831     404,631
Changes From Operations:
  . Net investment income (loss)                                         $  555,496  $  222,494
  . Net realized gain (loss) on investments                                (112,881)    (47,812)
  . Net change in unrealized appreciation or depreciation on investments   (714,080)   (101,051)
                                                                         ----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS            (271,465)     73,631
Change From Unit Transactions:
  Accumulation Units:
    . Contract purchases                                                  4,026,134   4,826,334
    . Terminated contracts and transfers to annuity reserves               (561,952)   (275,859)
                                                                         ----------  ----------
                                                                          3,464,182   4,550,475
  Annuity Reserves:
    . Transfer from accumulation units and between subaccounts               (1,477)     (2,138)
    . Annuity payments                                                           --          --
    . Receipt (reimbursement) of mortality guarantee adjustment                  --          --
                                                                         ----------  ----------
                                                                             (1,477)     (2,138)
NET INCREASE IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS               3,462,705   4,548,337
                                                                         ----------  ----------
TOTAL INCREASE IN NET ASSETS                                              3,191,240   4,621,968
                                                                         ----------  ----------
NET ASSETS AT DECEMBER 31, 2001                                          $3,924,071  $5,026,599
                                                                         ==========  ==========

See accompanying notes.


                  AFIS          AFIS         AFIS         AFIS
       AFIS       Cash          Global       Global       Global Small
       Bond       Management    Discovery    Growth       Capitalization
       Class II   Class II      Class II     Class II     Class II
       Subaccount Subaccount    Subaccount   Subaccount   Subaccount
       -----------------------------------------------------------------
       $   (114)  $      (188)  $        --  $      (338) $       (55)
              7           527            --           (5)          --
            808           262            --      (10,280)      (2,985)
       --------   -----------   -----------  -----------  -----------
            701           601            --      (10,623)      (3,040)
         50,438       478,365            --      161,173       25,266
           (583)     (403,247)           --           (2)          --
       --------   -----------   -----------  -----------  -----------
         49,855        75,118            --      161,171       25,266
          2,000         2,000            --        2,000        2,000
             --            --            --           --           --
             --            --            --           --           --
       --------   -----------   -----------  -----------  -----------
          2,000         2,000            --        2,000        2,000
         51,855        77,118            --      163,171       27,266
       --------   -----------   -----------  -----------  -----------
         52,556        77,719            --      152,548       24,226
       --------   -----------   -----------  -----------  -----------
         52,556        77,719            --      152,548       24,226
       $  9,420   $     5,543   $         2  $    52,417  $     6,835
            (46)       (2,495)          (56)     (43,506)     (11,583)
          4,151           210         2,670      (77,712)      27,749
       --------   -----------   -----------  -----------  -----------
         13,525         3,258         2,616      (68,801)      23,001
        869,312     1,424,624        49,216    1,451,004    2,191,045
        (13,200)   (1,220,364)         (254)    (480,029)  (1,364,931)
       --------   -----------   -----------  -----------  -----------
        856,112       204,260        48,962      970,975      826,114
         (2,173)       (2,074)         (940)      (1,354)      (1,381)
             --            --         1,000           --           --
             --            --            --           --           --
       --------   -----------   -----------  -----------  -----------
         (2,173)       (2,074)           60       (1,354)      (1,381)
        853,939       202,186        49,022      969,621      824,733
       --------   -----------   -----------  -----------  -----------
        867,464       205,444        51,638      900,820      847,734
       --------   -----------   -----------  -----------  -----------
       $920,020   $   283,163   $    51,638  $ 1,053,368  $   871,960
       ========   ===========   ===========  ===========  ===========

                                             AFIS
                                             U.S.
       AFIS                                  Government/
       High-Yield AFIS          AFIS         AAA-Rated
       Bond       International New  World   Securities
       Class II   Class II      Class II     Class II
       Subaccount Subaccount    Subaccount   Subaccount
       -------------------------------------------------
       $    (61)  $      (146)  $       341  $       (60)
             --            --            --           --
           (371)       (5,542)       (1,463)         587
       --------   -----------   -----------  -----------
           (432)       (5,688)       (1,122)         527
         17,979       115,637        10,168       19,086
             --            --            --           --
       --------   -----------   -----------  -----------
         17,979       115,637        10,168       19,086
          2,000         2,000         2,000        2,000
             --            --            --           --
             --            --            --           --
       --------   -----------   -----------  -----------
          2,000         2,000         2,000        2,000
         19,979       117,637        12,168       21,086
       --------   -----------   -----------  -----------
         19,547       111,949        11,046       21,613
       --------   -----------   -----------  -----------
         19,547       111,949        11,046       21,613
       $  9,678   $    95,279   $    (1,959) $    16,247
           (299)      (13,155)       11,612      (11,127)
         (3,237)     (143,327)       30,567        1,346
       --------   -----------   -----------  -----------
          6,142       (61,203)       40,220        6,466
        352,434       890,050     4,669,596    8,963,538
         (3,820)      (63,617)   (4,272,268)  (6,909,838)
       --------   -----------   -----------  -----------
        348,614       826,433       397,328    2,053,700
         (1,998)       (1,298)       (1,668)      (2,223)
             --            --            --           --
             --            --            --           --
       --------   -----------   -----------  -----------
         (1,998)       (1,298)       (1,668)      (2,223)
        346,616       825,135       395,660    2,051,477
       --------   -----------   -----------  -----------
        352,758       763,932       435,880    2,057,943
       --------   -----------   -----------  -----------
       $372,305   $   875,881   $   446,926  $ 2,079,556
       ========   ===========   ===========  ===========

Lincoln Life & Annuity Company Variable Annuity Account H

Notes to financial statements

1. Accounting Policies and Variable Account Information

The Variable Account:
Lincoln Life & Annuity Company Variable Annuity Account H (the Variable Account) is a segregated investment account of Lincoln Life & Annuity Company of New York (the Company) and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust. The Variable Account consists of three products, each offering a guaranteed minimum death benefit (GMDB) rider option. The available contracts are as follows:

..  Legacy III
..  Legacy III C-Share
..  Legacy III L-Share

Legacy III and Legacy III C-Share contracts became available to clients of the Company on June 1, 2000. Legacy III L-Share contracts became available to clients of the Company on September 19, 2001.

The assets of the Variable Account are owned by the Company. The portion of the Variable Account's assets supporting the annuity contracts may not be used to satisfy liabilities arising from any other business of the Company.

Basis of Presentation:
The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States for unit investment trusts.

Investments:
The Variable Account invests in the American Funds Insurance Series (AFIS) which consists of the following thirteen mutual funds (Funds):

  AFIS Asset Allocation Class II Fund
  AFIS Blue Chip Income and Growth Class II Fund
  AFIS Bond Class II Fund
  AFIS Cash Management Class II Fund
  AFIS Global Discovery Class II Fund
  AFIS Global Growth Class II Fund
  AFIS Global Small Capitalization Class II Fund
  AFIS Growth Class II Fund
  AFIS Growth-Income Class II Fund
  AFIS High-Yield Bond Class II Fund
  AFIS International Class II Fund
  AFIS New World Class II Fund
  AFIS U.S. Government/AAA-Rated Securities   Class II Fund

AFIS is registered as an open-ended management investment company. Investment in the Funds are stated at the closing net asset value per share on December 31, 2001, which approximates fair value. The difference between cost and fair value is reflected as unrealized appreciation and depreciation of investments.

Investment transactions are accounted for on a trade date-basis. The cost of investments sold is determined by the average-cost method.

Dividends:
Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

Federal Income Taxes:
Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable with respect to the Variable Account's net investment income and the net realized gain on investments.

Annuity Reserves:
Reserves on contracts not involving life contingencies are calculated using an assumed investment rate of 4%. Reserves on contracts involving life contingencies are calculated using a modification of the 1971 Individual Annuitant Mortality Table and an assumed investment rate of 4%.

2. Mortality and Expense Guarantees and Other Transactions with Affiliates Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The rates are as follows for the three contract types and the corresponding rider options within the Variable Account:

.. Legacy III at a daily rate of .0034247% (1.25% on an annual basis) .. Legacy III at a daily rate of .0038356% (1.40% on an annual basis) .. Legacy III at a daily rate of .0045205% (1.65% on an annual basis)

.. Legacy III C-Share at a daily rate of .0038356% (1.40% on an annual basis) .. Legacy III C-Share at a daily rate of .0042466% (1.55% on an annual basis)

Lincoln Life & Annuity Company Variable Annuity Account H

.. Legacy III C-Share at a daily rate of .0045205% (1.65% on an annual basis) .. Legacy III C-Share at a daily rate of .0052055% (1.90% on an annual basis)

.. Legacy III L-Share at a daily rate of .0043836% (1.60% on an annual basis) .. Legacy III L-Share at a daily rate of .0046575% (1.70% on an annual basis) .. Legacy III L-Share at a daily rate of .0053425% (1.95% on an annual basis)

In addition, no amounts were retained by the Company from the proceeds of the sales of annuity contracts for contract charges or surrender charges during 2001 for the Legacy III, Legacy III C-Share and Legacy L-Share products.

The Company is responsible for all sales and general and administrative expenses applicable to the Variable Account.

3. Unit Values

A summary of the unit values, units outstanding, and net assets for variable annuity contracts at December 31 follows. Mortality and expense rates (fee rates) listed below are annualized rates.

                                                         Beginning  2000       2001
                                                         Unit Value Unit Value Unit Value
-----------------------------------------------------------------------------------------
AFIS Asset Allocation Class II Fund
  Legacy III (1.25% Fee Rate)                              $1.00      $1.09(1)   $1.08
  Legacy III (1.40% Fee Rate)                               1.00       1.09(1)    1.08
  Legacy III (1.65% Fee Rate)                               1.00         --       1.07(4)
  Legacy III C-Share--Annuity Reserves (1.40% Fee Rate)     1.00       1.05(2)      --
  Legacy III C-Share (1.55% Fee Rate)                       1.00       1.05(2)    1.04
  Legacy III C-Share (1.65% Fee Rate)                       1.00       1.05(2)    1.04
  Legacy III C-Share (1.90% Fee Rate)                       1.00         --       1.07(4)
  Legacy III L-Share (1.60% Fee Rate)                       1.00         --       1.07(4)
  Legacy III L-Share (1.70% Fee Rate)                       1.00         --       1.07(4)
  Legacy III L-Share (1.95% Fee Rate)                       1.00         --       1.07(4)
AFIS Blue Chip Income and Growth Class II Fund
  Legacy III (1.25% Fee Rate)                               1.00         --       0.94(3)
  Legacy III (1.40% Fee Rate)                               1.00         --       0.94(3)
  Legacy III (1.65% Fee Rate)                               1.00         --       1.09(4)
  Legacy III C-Share (1.55% Fee Rate)                       1.00         --       0.94(3)
  Legacy III C-Share (1.65% Fee Rate)                       1.00         --       0.94(3)
  Legacy III C-Share (1.90% Fee Rate)                       1.00         --       1.09(4)
  Legacy III L-Share (1.60% Fee Rate)                       1.00         --       1.09(4)
  Legacy III L-Share (1.70% Fee Rate)                       1.00         --       1.09(4)
  Legacy III L-Share (1.95% Fee Rate)                       1.00         --       1.09(4)
AFIS Bond Class II Fund
  Legacy III (1.25% Fee Rate)                               1.00       1.03(1)    1.10
  Legacy III (1.40% Fee Rate)                               1.00       1.02(1)    1.09
  Legacy III (1.65% Fee Rate)                               1.00         --       1.01(4)
  Legacy III C-Share--Annuity Reserves (1.40% Fee Rate)     1.00       1.02(2)      --
  Legacy III C-Share (1.55% Fee Rate)                       1.00       1.02(2)    1.08
  Legacy III C-Share (1.65% Fee Rate)                       1.00       1.02(2)    1.08
  Legacy III C-Share (1.90% Fee Rate)                       1.00         --       1.01(4)
  Legacy III L-Share (1.60% Fee Rate)                       1.00         --       1.01(4)
  Legacy III L-Share (1.70% Fee Rate)                       1.00         --       1.01(4)
  Legacy III L-Share (1.95% Fee Rate)                       1.00         --       1.01(4)
AFIS Cash Management Class II Fund
  Legacy III (1.25% Fee Rate)                               1.00       1.04(1)    1.06
  Legacy III (1.40% Fee Rate)                               1.00       1.04(1)    1.06
  Legacy III (1.65% Fee Rate)                               1.00         --       1.00(4)
  Legacy III C-Share--Annuity Reserves (1.40% Fee Rate)     1.00       1.02(2)     ---
  Legacy III C-Share (1.55% Fee Rate)                       1.00       1.02(2)    1.04
  Legacy III C-Share (1.65% Fee Rate)                       1.00       1.02(2)    1.04
  Legacy III C-Share (1.90% Fee Rate)                       1.00         --       1.00(4)
  Legacy III L-Share (1.60% Fee Rate)                       1.00         --       1.00(4)
  Legacy III L-Share (1.70% Fee Rate)                       1.00         --       1.00(4)
  Legacy III L-Share (1.95% Fee Rate)                       1.00         --       1.00(4)

Lincoln Life & Annuity Company Variable Annuity Account H

                                                         Beginning  2000       2001
                                                         Unit Value Unit Value Unit Value
-----------------------------------------------------------------------------------------
AFIS Global Discovery Class II Fund
  Legacy III (1.25% Fee Rate)                              $1.00      $  --      $0.93(3)
  Legacy III (1.40% Fee Rate)                               1.00         --       0.93(3)
  Legacy III (1.65% Fee Rate)                               1.00         --       1.13(4)
  Legacy III C-Share (1.55% Fee Rate)                       1.00         --       0.93(3)
  Legacy III C-Share (1.65% Fee Rate)                       1.00         --       0.93(3)
  Legacy III C-Share (1.90% Fee Rate)                       1.00         --       1.13(4)
  Legacy III L-Share (1.60% Fee Rate)                       1.00         --       1.13(4)
  Legacy III L-Share (1.70% Fee Rate)                       1.00         --       1.13(4)
  Legacy III L-Share (1.95% Fee Rate)                       1.00         --       1.13(4)
AFIS Global Growth Class II Fund
  Legacy III (1.25% Fee Rate)                               1.00       0.73(1)    0.62
  Legacy III (1.40% Fee Rate)                               1.00       0.73(1)    0.62
  Legacy III (1.65% Fee Rate)                               1.00         --       1.17(4)
  Legacy III C-Share--Annuity Reserves (1.40% Fee Rate)     1.00       0.79(2)      --
  Legacy III C-Share (1.55% Fee Rate)                       1.00       0.79(2)    0.67
  Legacy III C-Share (1.65% Fee Rate)                       1.00       0.79(2)    0.67
  Legacy III C-Share (1.90% Fee Rate)                       1.00         --       1.16(4)
  Legacy III L-Share (1.60% Fee Rate)                       1.00         --       1.17(4)
  Legacy III L-Share (1.70% Fee Rate)                       1.00         --       1.17(4)
  Legacy III L-Share (1.95% Fee Rate)                       1.00         --       1.16(4)
AFIS Global Small Capitalization Class II Fund
  Legacy III (1.25% Fee Rate)                               1.00       0.70(1)    0.60
  Legacy III (1.40% Fee Rate)                               1.00       0.70(1)    0.60
  Legacy III (1.65% Fee Rate)                               1.00         --       1.25(4)
  Legacy III C-Share--Annuity Reserves (1.40% Fee Rate)     1.00       0.82(2)      --
  Legacy III C-Share (1.55% Fee Rate)                       1.00       0.82(2)    0.71
  Legacy III C-Share (1.65% Fee Rate)                       1.00       0.82(2)    0.71
  Legacy III C-Share (1.90% Fee Rate)                       1.00         --       1.25(4)
  Legacy III L-Share (1.60% Fee Rate)                       1.00         --       1.25(4)
  Legacy III L-Share (1.70% Fee Rate)                       1.00         --       1.25(4)
  Legacy III L-Share (1.95% Fee Rate)                       1.00         --       1.25(4)
AFIS Growth Class II Fund
  Legacy III (1.25% Fee Rate)                               1.00       0.97(1)    0.78
  Legacy III (1.40% Fee Rate)                               1.00       0.97(1)    0.78
  Legacy III (1.65% Fee Rate)                               1.00         --       1.23(4)
  Legacy III C-Share--Annuity Reserves (1.40% Fee Rate)     1.00       0.90(2)      --
  Legacy III C-Share (1.55% Fee Rate)                       1.00       0.90(2)    0.72
  Legacy III C-Share (1.65% Fee Rate)                       1.00       0.90(2)    0.72
  Legacy III C-Share (1.90% Fee Rate)                       1.00         --       1.23(4)
  Legacy III L-Share (1.60% Fee Rate)                       1.00         --       1.23(4)
  Legacy III L-Share (1.70% Fee Rate)                       1.00         --       1.23(4)
  Legacy III L-Share (1.95% Fee Rate)                       1.00         --       1.23(4)
AFIS Growth-Income Class II Fund
  Legacy III (1.25% Fee Rate)                               1.00       1.12(1)    1.14
  Legacy III (1.40% Fee Rate)                               1.00       1.12(1)    1.14
  Legacy III (1.65% Fee Rate)                               1.00         --       1.13(4)
  Legacy III C-Share--Annuity Reserves (1.40% Fee Rate)     1.00       1.04(2)      --
  Legacy III C-Share (1.55% Fee Rate)                       1.00       1.04(2)    1.05
  Legacy III C-Share (1.65% Fee Rate)                       1.00       1.04(2)    1.05
  Legacy III C-Share (1.90% Fee Rate)                       1.00         --       1.13(4)
  Legacy III L-Share (1.60% Fee Rate)                       1.00         --       1.13(4)
  Legacy III L-Share (1.70% Fee Rate)                       1.00         --       1.13(4)
  Legacy III L-Share (1.95% Fee Rate)                       1.00         --       1.13(4)

Lincoln Life & Annuity Company Variable Annuity Account H

                                                         Beginning  2000       2001
                                                         Unit Value Unit Value Unit Value
-----------------------------------------------------------------------------------------
AFIS High-Yield Bond Class II Fund
  Legacy III (1.25% Fee Rate)                              $1.00      $0.95(1)   $1.01
  Legacy III (1.40% Fee Rate)                               1.00       0.95(1)    1.01
  Legacy III (1.65% Fee Rate)                               1.00         --       1.05(4)
  Legacy III C-Share--Annuity Reserves (1.40% Fee Rate)     1.00       0.95(2)      --
  Legacy III C-Share (1.55% Fee Rate)                       1.00       0.95(2)    1.01
  Legacy III C-Share (1.65% Fee Rate)                       1.00       0.95(2)    1.01
  Legacy III C-Share (1.90% Fee Rate)                       1.00         --       1.05(4)
  Legacy III L-Share (1.60% Fee Rate)                       1.00         --       1.05(4)
  Legacy III L-Share (1.70% Fee Rate)                       1.00         --       1.05(4)
  Legacy III L-Share (1.95% Fee Rate)                       1.00         --       1.05(4)
AFIS International Class II Fund
  Legacy III (1.25% Fee Rate)                               1.00       0.70(1)    0.55
  Legacy III (1.40% Fee Rate)                               1.00       0.69(1)    0.55
  Legacy III (1.65% Fee Rate)                               1.00         --       1.08(4)
  Legacy III C-Share--Annuity Reserves (1.40% Fee Rate)     1.00       0.78(2)      --
  Legacy III C-Share (1.55% Fee Rate)                       1.00       0.78(2)    0.62
  Legacy III C-Share (1.65% Fee Rate)                       1.00       0.78(2)    0.62
  Legacy III C-Share (1.90% Fee Rate)                       1.00         --       1.08(4)
  Legacy III L-Share (1.60% Fee Rate)                       1.00         --       1.08(4)
  Legacy III L-Share (1.70% Fee Rate)                       1.00         --       1.08(4)
  Legacy III L-Share (1.95% Fee Rate)                       1.00         --       1.08(4)
AFIS New World Class II Fund
  Legacy III (1.25% Fee Rate)                               1.00       0.83(1)    0.78
  Legacy III (1.40% Fee Rate)                               1.00       0.82(1)    0.78
  Legacy III (1.65% Fee Rate)                               1.00         --       1.12(4)
  Legacy III C-Share--Annuity Reserves (1.40% Fee Rate)     1.00       0.89(2)      --
  Legacy III C-Share (1.55% Fee Rate)                       1.00       0.89(2)    0.84
  Legacy III C-Share (1.65% Fee Rate)                       1.00       0.89(2)    0.84
  Legacy III C-Share (1.90% Fee Rate)                       1.00         --       1.12(4)
  Legacy III L-Share (1.60% Fee Rate)                       1.00         --       1.12(4)
  Legacy III L-Share (1.70% Fee Rate)                       1.00         --       1.12(4)
  Legacy III L-Share (1.95% Fee Rate)                       1.00         --       1.12(4)
AFIS U.S. Government/AAA-Rated Securities Class II Fund
  Legacy III (1.25% Fee Rate)                               1.00       1.09(1)    1.15
  Legacy III (1.40% Fee Rate)                               1.00       1.09(1)    1.15
  Legacy III (1.65% Fee Rate)                               1.00         --       1.00(4)
  Legacy III C-Share--Annuity Reserves (1.40% Fee Rate)     1.00       1.06(2)      --
  Legacy III C-Share (1.55% Fee Rate)                       1.00       1.06(2)    1.12
  Legacy III C-Share (1.65% Fee Rate)                       1.00       1.06(2)    1.12
  Legacy III C-Share (1.90% Fee Rate)                       1.00         --       1.00(4)
  Legacy III L-Share (1.60% Fee Rate)                       1.00         --       1.00(4)
  Legacy III L-Share (1.70% Fee Rate)                       1.00         --       1.00(4)
  Legacy III L-Share (1.95% Fee Rate)                       1.00         --       1.00(4)

--------
(1)Commenced business on 2-22-00 with an initial unit value of $1.00.
(2)Commenced business on 7-24-00 with an initial unit value of $1.00.
(3)Commenced business on 7-3-01 with an initial unit value of $1.00.
(4)Commenced business on 9-19-01 with an initial unit value of $1.00.

Lincoln Life & Annuity Company Variable Annuity Account H

                                                          2000 Units 2001 Units
 ------------------------------------------------------------------------------
 AFIS Asset Allocation Class II Fund
   Legacy III (1.25% Fee Rate)                               1,000     237,679
   Legacy III (1.40% Fee Rate)                             171,358   1,540,223
   Legacy III (1.65% Fee Rate)                                  --       1,000
   Legacy III C-Share--Annuity Reserves (1.40% Fee Rate)     2,000          --
   Legacy III C-Share (1.55% Fee Rate)                       2,000       2,000
   Legacy III C-Share (1.65% Fee Rate)                       2,000      99,746
   Legacy III C-Share (1.90% Fee Rate)                          --       1,000
   Legacy III L-Share (1.60% Fee Rate)                          --       1,000
   Legacy III L-Share (1.70% Fee Rate)                          --       1,000
   Legacy III L-Share (1.95% Fee Rate)                          --       1,000
 AFIS Blue Chip Income and Growth Class II Fund
   Legacy III (1.25% Fee Rate)                                  --     119,854
   Legacy III (1.40% Fee Rate)                                  --     937,146
   Legacy III (1.65% Fee Rate)                                  --       1,000
   Legacy III C-Share (1.55% Fee Rate)                          --         462
   Legacy III C-Share (1.65% Fee Rate)                          --      37,203
   Legacy III C-Share (1.90% Fee Rate)                          --       1,000
   Legacy III L-Share (1.60% Fee Rate)                          --       1,000
   Legacy III L-Share (1.70% Fee Rate)                          --       1,000
   Legacy III L-Share (1.95% Fee Rate)                          --       1,000
 AFIS Bond Class II Fund
   Legacy III (1.25% Fee Rate)                               1,000     161,742
   Legacy III (1.40% Fee Rate)                              44,319     576,817
   Legacy III (1.65% Fee Rate)                                  --       1,000
   Legacy III C-Share--Annuity Reserves (1.40% Fee Rate)     2,000          --
   Legacy III C-Share (1.55% Fee Rate)                       2,000      17,402
   Legacy III C-Share (1.65% Fee Rate)                       2,000      82,411
   Legacy III C-Share (1.90% Fee Rate)                          --       1,000
   Legacy III L-Share (1.60% Fee Rate)                          --       1,000
   Legacy III L-Share (1.70% Fee Rate)                          --       1,000
   Legacy III L-Share (1.95% Fee Rate)                          --       1,000
 AFIS Cash Management Class II Fund
   Legacy III (1.25% Fee Rate)                              60,688       1,000
   Legacy III (1.40% Fee Rate)                               8,210     158,248
   Legacy III (1.65% Fee Rate)                                  --       1,000
   Legacy III C-Share--Annuity Reserves (1.40% Fee Rate)     2,000          --
   Legacy III C-Share (1.55% Fee Rate)                       2,000      88,894
   Legacy III C-Share (1.65% Fee Rate)                       2,000      16,847
   Legacy III C-Share (1.90% Fee Rate)                          --       1,000
   Legacy III L-Share (1.60% Fee Rate)                          --       1,000
   Legacy III L-Share (1.70% Fee Rate)                          --       1,000
   Legacy III L-Share (1.95% Fee Rate)                          --       1,000
 AFIS Global Discovery Class II Fund
   Legacy III (1.25% Fee Rate)                                  --       1,000
   Legacy III (1.40% Fee Rate)                                  --      45,194
   Legacy III (1.65% Fee Rate)                                  --       1,000
   Legacy III C-Share (1.55% Fee Rate)                          --       1,000
   Legacy III C-Share (1.65% Fee Rate)                          --       2,426
   Legacy III C-Share (1.90% Fee Rate)                          --       1,000
   Legacy III L-Share (1.60% Fee Rate)                          --       1,000
   Legacy III L-Share (1.70% Fee Rate)                          --       1,000
   Legacy III L-Share (1.95% Fee Rate)                          --       1,000
 AFIS Global Growth Class II Fund
   Legacy III (1.25% Fee Rate)                               7,662     168,721
   Legacy III (1.40% Fee Rate)                             193,686   1,505,796
   Legacy III (1.65% Fee Rate)                                  --       1,000
   Legacy III C-Share--Annuity Reserves (1.40% Fee Rate)     2,000          --
   Legacy III C-Share (1.55% Fee Rate)                       2,000       2,000
   Legacy III C-Share (1.65% Fee Rate)                       2,000       9,895
   Legacy III C-Share (1.90% Fee Rate)                          --       1,000
   Legacy III L-Share (1.60% Fee Rate)                          --       1,000
   Legacy III L-Share (1.70% Fee Rate)                          --       1,000
   Legacy III L-Share (1.95% Fee Rate)                          --       1,000

Lincoln Life & Annuity Company Variable Annuity Account H

                                                          2000 Units 2001 Units
 ------------------------------------------------------------------------------
 AFIS Global Small Capitalization Class II Fund
   Legacy III (1.25% Fee Rate)                               4,503      51,517
   Legacy III (1.40% Fee Rate)                              22,998     598,810
   Legacy III (1.65% Fee Rate)                                  --       1,000
   Legacy III C-Share--Annuity Reserves (1.40% Fee Rate)     2,000          --
   Legacy III C-Share (1.55% Fee Rate)                       2,000       2,000
   Legacy III C-Share (1.65% Fee Rate)                       2,000     670,364
   Legacy III C-Share (1.90% Fee Rate)                          --       1,000
   Legacy III L-Share (1.60% Fee Rate)                          --       1,000
   Legacy III L-Share (1.70% Fee Rate)                          --       1,000
   Legacy III L-Share (1.95% Fee Rate)                          --       1,000
 AFIS Growth Class II Fund
   Legacy III (1.25% Fee Rate)                              34,757     375,782
   Legacy III (1.40% Fee Rate)                             717,483   4,494,147
   Legacy III (1.65% Fee Rate)                                  --       1,000
   Legacy III C-Share--Annuity Reserves (1.40% Fee Rate)     2,000          --
   Legacy III C-Share (1.55% Fee Rate)                       2,000       2,000
   Legacy III C-Share (1.65% Fee Rate)                       2,000     159,611
   Legacy III C-Share (1.90% Fee Rate)                          --       1,000
   Legacy III L-Share (1.60% Fee Rate)                          --       1,000
   Legacy III L-Share (1.70% Fee Rate)                          --       1,000
   Legacy III L-Share (1.95% Fee Rate)                          --       1,000
 AFIS Growth-Income Class II Fund
   Legacy III (1.25% Fee Rate)                              68,244     397,743
   Legacy III (1.40% Fee Rate)                             286,537   3,877,159
   Legacy III (1.65% Fee Rate)                                  --       1,000
   Legacy III C-Share--Annuity Reserves (1.40% Fee Rate)     2,000          --
   Legacy III C-Share (1.55% Fee Rate)                       2,000      17,629
   Legacy III C-Share (1.65% Fee Rate)                       2,000     140,955
   Legacy III C-Share (1.90% Fee Rate)                          --       1,000
   Legacy III L-Share (1.60% Fee Rate)                          --       1,000
   Legacy III L-Share (1.70% Fee Rate)                          --       1,000
   Legacy III L-Share (1.95% Fee Rate)                          --       1,000
 AFIS High-Yield Bond Class II Fund
   Legacy III (1.25% Fee Rate)                               1,000      37,555
   Legacy III (1.40% Fee Rate)                              13,528     242,745
   Legacy III (1.65% Fee Rate)                                  --       1,000
   Legacy III C-Share--Annuity Reserves (1.40% Fee Rate)     2,000          --
   Legacy III C-Share (1.55% Fee Rate)                       2,000      18,770
   Legacy III C-Share (1.65% Fee Rate)                       2,000      64,840
   Legacy III C-Share (1.90% Fee Rate)                          --       1,000
   Legacy III L-Share (1.60% Fee Rate)                          --       1,000
   Legacy III L-Share (1.70% Fee Rate)                          --       1,000
   Legacy III L-Share (1.95% Fee Rate)                          --       1,000
 AFIS International Class II Fund
   Legacy III (1.25% Fee Rate)                              24,068     334,116
   Legacy III (1.40% Fee Rate)                             130,244   1,227,947
   Legacy III (1.65% Fee Rate)                                  --       1,000
   Legacy III C-Share--Annuity Reserves (1.40% Fee Rate)     2,000          --
   Legacy III C-Share (1.55% Fee Rate)                       2,000       2,000
   Legacy III C-Share (1.65% Fee Rate)                       2,000      18,742
   Legacy III C-Share (1.90% Fee Rate)                          --       1,000
   Legacy III L-Share (1.60% Fee Rate)                          --       1,000
   Legacy III L-Share (1.70% Fee Rate)                          --       1,000
   Legacy III L-Share (1.95% Fee Rate)                          --       1,000
 AFIS New World Class II Fund
   Legacy III (1.25% Fee Rate)                               1,000      16,117
   Legacy III (1.40% Fee Rate)                               5,873     150,562
   Legacy III (1.65% Fee Rate)                                  --       1,000
   Legacy III C-Share--Annuity Reserves (1.40% Fee Rate)     2,000          --
   Legacy III C-Share (1.55% Fee Rate)                       2,000       2,000
   Legacy III C-Share (1.65% Fee Rate)                       2,000     370,202
   Legacy III C-Share (1.90% Fee Rate)                          --       1,000
   Legacy III L-Share (1.60% Fee Rate)                          --       1,000
   Legacy III L-Share (1.70% Fee Rate)                          --       1,000
   Legacy III L-Share (1.95% Fee Rate)                          --       1,000

Lincoln Life & Annuity Company Variable Annuity Account H

                                                          2000 Units 2001 Units
 ------------------------------------------------------------------------------
 AFIS U.S. Government/AAA-Rated Securities Class II Fund
   Legacy III (1.25% Fee Rate)                               1,000     229,395
   Legacy III (1.40% Fee Rate)                              12,926     315,656
   Legacy III (1.65% Fee Rate)                                  --       1,000
   Legacy III C-Share--Annuity Reserves (1.40% Fee Rate)     2,000          --
   Legacy III C-Share (1.55% Fee Rate)                       2,000      17,041
   Legacy III C-Share (1.65% Fee Rate)                       2,000   1,277,804
   Legacy III C-Share (1.90% Fee Rate)                          --       1,000
   Legacy III L-Share (1.60% Fee Rate)                          --       1,000
   Legacy III L-Share (1.70% Fee Rate)                          --       1,000
   Legacy III L-Share (1.95% Fee Rate)                          --       1,000

                                                          2000       2001
                                                          Net Assets Net Assets
 ------------------------------------------------------------------------------
 AFIS Asset Allocation Class II Fund
   Legacy III (1.25% Fee Rate)                             $  1,087  $  256,467
   Legacy III (1.40% Fee Rate)                              186,221   1,658,584
   Legacy III (1.65% Fee Rate)                                   --       1,074
   Legacy III C-Share--Annuity Reserves (1.40% Fee Rate)      2,105          --
   Legacy III C-Share (1.55% Fee Rate)                        2,104       2,082
   Legacy III C-Share (1.65% Fee Rate)                        2,103     103,699
   Legacy III C-Share (1.90% Fee Rate)                           --       1,073
   Legacy III L-Share (1.60% Fee Rate)                           --       1,074
   Legacy III L-Share (1.70% Fee Rate)                           --       1,074
   Legacy III L-Share (1.95% Fee Rate)                           --       1,073
 AFIS Blue Chip Income and Growth Class II Fund
   Legacy III (1.25% Fee Rate)                                   --     112,724
   Legacy III (1.40% Fee Rate)                                   --     880,623
   Legacy III (1.65% Fee Rate)                                   --       1,090
   Legacy III C-Share (1.55% Fee Rate)                           --         433
   Legacy III C-Share (1.65% Fee Rate)                           --      34,917
   Legacy III C-Share (1.90% Fee Rate)                           --       1,089
   Legacy III L-Share (1.60% Fee Rate)                           --       1,090
   Legacy III L-Share (1.70% Fee Rate)                           --       1,090
   Legacy III L-Share (1.95% Fee Rate)                           --       1,089
 AFIS Bond Class II Fund
   Legacy III (1.25% Fee Rate)                                1,026     177,183
   Legacy III (1.40% Fee Rate)                               45,426     629,779
   Legacy III (1.65% Fee Rate)                                   --       1,011
   Legacy III C-Share--Annuity Reserves (1.40% Fee Rate)      2,036          --
   Legacy III C-Share (1.55% Fee Rate)                        2,034      18,850
   Legacy III C-Share (1.65% Fee Rate)                        2,034      89,156
   Legacy III C-Share (1.90% Fee Rate)                           --       1,010
   Legacy III L-Share (1.60% Fee Rate)                           --       1,011
   Legacy III L-Share (1.70% Fee Rate)                           --       1,011
   Legacy III L-Share (1.95% Fee Rate)                           --       1,010
 AFIS Cash Management Class II Fund
   Legacy III (1.25% Fee Rate)                               63,050       1,060
   Legacy III (1.40% Fee Rate)                                8,556     167,447
   Legacy III (1.65% Fee Rate)                                   --       1,000
   Legacy III C-Share--Annuity Reserves (1.40% Fee Rate)      2,039          --
   Legacy III C-Share (1.55% Fee Rate)                        2,037      92,196
   Legacy III C-Share (1.65% Fee Rate)                        2,037      17,458
   Legacy III C-Share (1.90% Fee Rate)                           --       1,000
   Legacy III L-Share (1.60% Fee Rate)                           --       1,001
   Legacy III L-Share (1.70% Fee Rate)                           --       1,000
   Legacy III L-Share (1.95% Fee Rate)                           --       1,000

Lincoln Life & Annuity Company Variable Annuity Account H

                                                          2000       2001
                                                          Net Assets Net Assets
 ------------------------------------------------------------------------------
 AFIS Global Discovery Class II Fund
   Legacy III (1.25% Fee Rate)                             $     --  $      927
   Legacy III (1.40% Fee Rate)                                   --      41,887
   Legacy III (1.65% Fee Rate)                                   --       1,131
   Legacy III C-Share (1.55% Fee Rate)                           --         925
   Legacy III C-Share (1.65% Fee Rate)                           --       2,244
   Legacy III C-Share (1.90% Fee Rate)                           --       1,130
   Legacy III L-Share (1.60% Fee Rate)                           --       1,131
   Legacy III L-Share (1.70% Fee Rate)                           --       1,131
   Legacy III L-Share (1.95% Fee Rate)                           --       1,130
 AFIS Global Growth Class II Fund
   Legacy III (1.25% Fee Rate)                                5,629     105,020
   Legacy III (1.40% Fee Rate)                              142,155     934,555
   Legacy III (1.65% Fee Rate)                                   --       1,165
   Legacy III C-Share--Annuity Reserves (1.40% Fee Rate)      1,589          --
   Legacy III C-Share (1.55% Fee Rate)                        1,588       1,341
   Legacy III C-Share (1.65% Fee Rate)                        1,587       6,626
   Legacy III C-Share (1.90% Fee Rate)                           --       1,164
   Legacy III L-Share (1.60% Fee Rate)                           --       1,166
   Legacy III L-Share (1.70% Fee Rate)                           --       1,165
   Legacy III L-Share (1.95% Fee Rate)                           --       1,165
 AFIS Global Small Capitalization Class II Fund
   Legacy III (1.25% Fee Rate)                                3,152      31,028
   Legacy III (1.40% Fee Rate)                               16,127     359,809
   Legacy III (1.65% Fee Rate)                                   --       1,250
   Legacy III C-Share--Annuity Reserves (1.40% Fee Rate)      1,650          --
   Legacy III C-Share (1.55% Fee Rate)                        1,649       1,414
   Legacy III C-Share (1.65% Fee Rate)                        1,648     473,457
   Legacy III C-Share (1.90% Fee Rate)                           --       1,249
   Legacy III L-Share (1.60% Fee Rate)                           --       1,251
   Legacy III L-Share (1.70% Fee Rate)                           --       1,251
   Legacy III L-Share (1.95% Fee Rate)                           --       1,250
 AFIS Growth Class II Fund
   Legacy III (1.25% Fee Rate)                               33,641     293,990
   Legacy III (1.40% Fee Rate)                              693,803   3,507,171
   Legacy III (1.65% Fee Rate)                                   --       1,231
   Legacy III C-Share--Annuity Reserves (1.40% Fee Rate)      1,797          --
   Legacy III C-Share (1.55% Fee Rate)                        1,795       1,447
   Legacy III C-Share (1.65% Fee Rate)                        1,795     115,307
   Legacy III C-Share (1.90% Fee Rate)                           --       1,231
   Legacy III L-Share (1.60% Fee Rate)                           --       1,232
   Legacy III L-Share (1.70% Fee Rate)                           --       1,232
   Legacy III L-Share (1.95% Fee Rate)                           --       1,231
 AFIS Growth-Income Class II Fund
   Legacy III (1.25% Fee Rate)                               76,676     452,623
   Legacy III (1.40% Fee Rate)                              321,691   4,401,341
   Legacy III (1.65% Fee Rate)                                   --       1,131
   Legacy III C-Share--Annuity Reserves (1.40% Fee Rate)      2,089          --
   Legacy III C-Share (1.55% Fee Rate)                        2,088      18,585
   Legacy III C-Share (1.65% Fee Rate)                        2,087     148,393
   Legacy III C-Share (1.90% Fee Rate)                           --       1,131
   Legacy III L-Share (1.60% Fee Rate)                           --       1,132
   Legacy III L-Share (1.70% Fee Rate)                           --       1,132
   Legacy III L-Share (1.95% Fee Rate)                           --       1,131
 AFIS High-Yield Bond Class II Fund
   Legacy III (1.25% Fee Rate)                                  951      38,023
   Legacy III (1.40% Fee Rate)                               12,896     244,875
   Legacy III (1.65% Fee Rate)                                   --       1,048
   Legacy III C-Share--Annuity Reserves (1.40% Fee Rate)      1,901          --
   Legacy III C-Share (1.55% Fee Rate)                        1,900      18,918
   Legacy III C-Share (1.65% Fee Rate)                        1,899      65,250
   Legacy III C-Share (1.90% Fee Rate)                           --       1,047
   Legacy III L-Share (1.60% Fee Rate)                           --       1,048
   Legacy III L-Share (1.70% Fee Rate)                           --       1,048
   Legacy III L-Share (1.95% Fee Rate)                           --       1,047

Lincoln Life & Annuity Company Variable Annuity Account H

                                                          2000       2001
                                                          Net Assets Net Assets
 ------------------------------------------------------------------------------
 AFIS International Class II Fund
   Legacy III (1.25% Fee Rate)                             $16,738   $  183,823
   Legacy III (1.40% Fee Rate)                              90,513      673,848
   Legacy III (1.65% Fee Rate)                                  --        1,084
   Legacy III C-Share--Annuity Reserves (1.40% Fee Rate)     1,567           --
   Legacy III C-Share (1.55% Fee Rate)                       1,566        1,235
   Legacy III C-Share (1.65% Fee Rate)                       1,565       11,555
   Legacy III C-Share (1.90% Fee Rate)                          --        1,083
   Legacy III L-Share (1.60% Fee Rate)                          --        1,084
   Legacy III L-Share (1.70% Fee Rate)                          --        1,084
   Legacy III L-Share (1.95% Fee Rate)                          --        1,083
 AFIS New World Class II Fund
   Legacy III (1.25% Fee Rate)                                 826       12,598
   Legacy III (1.40% Fee Rate)                               4,894      117,356
   Legacy III (1.65% Fee Rate)                                  --        1,120
   Legacy III C-Share--Annuity Reserves (1.40% Fee Rate)     1,776           --
   Legacy III C-Share (1.55% Fee Rate)                       1,775        1,675
   Legacy III C-Share (1.65% Fee Rate)                       1,775      309,696
   Legacy III C-Share (1.90% Fee Rate)                          --        1,120
   Legacy III L-Share (1.60% Fee Rate)                          --        1,121
   Legacy III L-Share (1.70% Fee Rate)                          --        1,121
   Legacy III L-Share (1.95% Fee Rate)                          --        1,120
 AFIS U.S. Government/AAA-Rated Securities Class II Fund
   Legacy III (1.25% Fee Rate)                               1,092      264,770
   Legacy III (1.40% Fee Rate)                              14,152      363,317
   Legacy III (1.65% Fee Rate)                                  --          997
   Legacy III C-Share--Annuity Reserves (1.40% Fee Rate)     2,124           --
   Legacy III C-Share (1.55% Fee Rate)                       2,123       19,064
   Legacy III C-Share (1.65% Fee Rate)                       2,122    1,427,421
   Legacy III C-Share (1.90% Fee Rate)                          --          996
   Legacy III L-Share (1.60% Fee Rate)                          --          997
   Legacy III L-Share (1.70% Fee Rate)                          --          997
   Legacy III L-Share (1.95% Fee Rate)                          --          996

The following is a summary of the total return rates based on unit values for the year or period ended December 31. Initial total return rates are not annualized.

                                                         2000          2001
                                                         Total Return* Total Return*
------------------------------------------------------------------------------------
AFIS Asset Allocation Class II Fund
  Legacy III (1.25% Fee Rate)                                8.72%         (0.75)%
  Legacy III (1.40% Fee Rate)                                8.64%         (0.88)%
  Legacy III (1.65% Fee Rate)                                  --           7.37%
  Legacy III C-Share--Annuity Reserves (1.40% Fee Rate)      5.25%            --
  Legacy III C-Share (1.55% Fee Rate)                        5.18%         (1.03)%
  Legacy III C-Share (1.65% Fee Rate)                        5.15%         (1.13)%
  Legacy III C-Share (1.90% Fee Rate)                          --           7.31%
  Legacy III L-Share (1.60% Fee Rate)                          --           7.39%
  Legacy III L-Share (1.70% Fee Rate)                          --           7.37%
  Legacy III L-Share (1.95% Fee Rate)                          --           7.28%
AFIS Blue Chip Income and Growth Class II Fund
  Legacy III (1.25% Fee Rate)                                  --          (5.95)%
  Legacy III (1.40% Fee Rate)                                  --          (6.04)%
  Legacy III--Annuity Reserves (1.40% Fee Rate)                --          (6.04)%
  Legacy III (1.65% Fee Rate)                                  --           9.00%
  Legacy III C-Share (1.55% Fee Rate)                          --          (6.11)%
  Legacy III C-Share (1.65% Fee Rate)                          --          (6.14)%
  Legacy III C-Share (1.90% Fee Rate)                          --           8.93%
  Legacy III L-Share (1.60% Fee Rate)                          --           9.03%
  Legacy III L-Share (1.70% Fee Rate)                          --           9.00%
  Legacy III L-Share (1.95% Fee Rate)                          --           8.93%

Lincoln Life & Annuity Company Variable Annuity Account H

                                                         2000          2001
                                                         Total Return* Total Return*
------------------------------------------------------------------------------------
AFIS Bond Class II Fund
  Legacy III (1.25% Fee Rate)                                 2.59%         6.78%
  Legacy III (1.40% Fee Rate)                                 2.36%         6.65%
  Legacy III (1.65% Fee Rate)                                   --          1.06%
  Legacy III C-Share--Annuity Reserves (1.40% Fee Rate)       1.79%           --
  Legacy III C-Share (1.55% Fee Rate)                         1.72%         6.49%
  Legacy III C-Share (1.65% Fee Rate)                         1.69%         6.39%
  Legacy III C-Share (1.90% Fee Rate)                           --          1.03%
  Legacy III L-Share (1.60% Fee Rate)                           --          1.13%
  Legacy III L-Share (1.70% Fee Rate)                           --          1.07%
  Legacy III L-Share (1.95% Fee Rate)                           --          1.03%
AFIS Cash Management Class II Fund
  Legacy III (1.25% Fee Rate)                                 3.89%         2.07%
  Legacy III (1.40% Fee Rate)                                 3.71%         2.00%
  Legacy III (1.65% Fee Rate)                                   --          0.03%
  Legacy III C-Share--Annuity Reserves (1.40% Fee Rate)       1.94%           --
  Legacy III C-Share (1.55% Fee Rate)                         1.86%         1.82%
  Legacy III C-Share (1.65% Fee Rate)                         1.84%         1.76%
  Legacy III C-Share (1.90% Fee Rate)                           --          0.00%
  Legacy III L-Share (1.60% Fee Rate)                           --          0.10%
  Legacy III L-Share (1.70% Fee Rate)                           --          0.03%
  Legacy III L-Share (1.95% Fee Rate)                           --          0.00%
AFIS Global Discovery Class II Fund
  Legacy III (1.25% Fee Rate)                                   --         (7.30)%
  Legacy III (1.40% Fee Rate)                                   --         (7.41)%
  Legacy III (1.65% Fee Rate)                                   --         13.11%
  Legacy III C-Share (1.55% Fee Rate)                           --         (7.46)%
  Legacy III C-Share (1.65% Fee Rate)                           --         (7.49)%
  Legacy III C-Share (1.90% Fee Rate)                           --         13.03%
  Legacy III L-Share (1.60% Fee Rate)                           --         13.13%
  Legacy III L-Share (1.70% Fee Rate)                           --         13.11%
  Legacy III L-Share (1.95% Fee Rate)                           --         13.03%
AFIS Global Growth Class II Fund
  Legacy III (1.25% Fee Rate)                               (26.52)%      (15.29)%
  Legacy III (1.40% Fee Rate)                               (26.63)%      (15.41)%
  Legacy III (1.65% Fee Rate)                                   --         16.52%
  Legacy III C-Share--Annuity Reserves (1.40% Fee Rate)     (20.54)%          --
  Legacy III C-Share (1.55% Fee Rate)                       (20.60)%      (15.54)%
  Legacy III C-Share (1.65% Fee Rate)                       (20.64)%      (15.62)%
  Legacy III C-Share (1.90% Fee Rate)                           --         16.44%
  Legacy III L-Share (1.60% Fee Rate)                           --         16.57%
  Legacy III L-Share (1.70% Fee Rate)                           --         16.54%
  Legacy III L-Share (1.95% Fee Rate)                           --         16.46%
AFIS Global Small Capitalization Class II Fund
  Legacy III (1.25% Fee Rate)                               (30.00)%      (13.95)%
  Legacy III (1.40% Fee Rate)                               (30.07)%      (14.08)%
  Legacy III (1.65% Fee Rate)                                   --         25.02%
  Legacy III C-Share--Annuity Reserves (1.40% Fee Rate)     (17.51)%          --
  Legacy III C-Share (1.55% Fee Rate)                       (17.56)%      (14.21)%
  Legacy III C-Share (1.65% Fee Rate)                       (17.60)%      (14.30)%
  Legacy III C-Share (1.90% Fee Rate)                           --         24.94%
  Legacy III L-Share (1.60% Fee Rate)                           --         25.11%
  Legacy III L-Share (1.70% Fee Rate)                           --         25.07%
  Legacy III L-Share (1.95% Fee Rate)                           --         24.98%
AFIS Growth Class II Fund
  Legacy III (1.25% Fee Rate)                                (3.21)%      (19.17)%
  Legacy III (1.40% Fee Rate)                                (3.31)%      (19.29)%
  Legacy III (1.65% Fee Rate)                                   --         23.14%
  Legacy III C-Share--Annuity Reserves (1.40% Fee Rate)     (10.17)%          --
  Legacy III C-Share (1.55% Fee Rate)                       (10.23)%      (19.41)%
  Legacy III C-Share (1.65% Fee Rate)                       (10.26)%      (19.50)%
  Legacy III C-Share (1.90% Fee Rate)                           --         23.06%
  Legacy III L-Share (1.60% Fee Rate)                           --         23.21%
  Legacy III L-Share (1.70% Fee Rate)                           --         23.16%
  Legacy III L-Share (1.95% Fee Rate)                           --         23.08%

Lincoln Life & Annuity Company Variable Annuity Account H

                                                         2000          2001
                                                         Total Return* Total Return*
------------------------------------------------------------------------------------
AFIS Growth-Income Class II Fund
  Legacy III (1.25% Fee Rate)                                12.36%         1.28%
  Legacy III (1.40% Fee Rate)                                12.25%         1.13%
  Legacy III (1.65% Fee Rate)                                   --         13.15%
  Legacy III C-Share--Annuity Reserves (1.40% Fee Rate)       4.46%           --
  Legacy III C-Share (1.55% Fee Rate)                         4.40%         0.98%
  Legacy III C-Share (1.65% Fee Rate)                         4.36%         0.88%
  Legacy III C-Share (1.90% Fee Rate)                           --         13.07%
  Legacy III L-Share (1.60% Fee Rate)                           --         13.18%
  Legacy III L-Share (1.70% Fee Rate)                           --         13.16%
  Legacy III L-Share (1.95% Fee Rate)                           --         13.08%
AFIS High-Yield Bond Class II Fund
  Legacy III (1.25% Fee Rate)                                (4.88)%        6.44%
  Legacy III (1.40% Fee Rate)                                (5.09)%        6.25%
  Legacy III (1.65% Fee Rate)                                   --          4.80%
  Legacy III C-Share--Annuity Reserves (1.40% Fee Rate)      (4.94)%          --
  Legacy III C-Share (1.55% Fee Rate)                        (5.00)%        6.09%
  Legacy III C-Share (1.65% Fee Rate)                        (5.05)%        5.98%
  Legacy III C-Share (1.90% Fee Rate)                           --          4.74%
  Legacy III L-Share (1.60% Fee Rate)                           --          4.83%
  Legacy III L-Share (1.70% Fee Rate)                           --          4.79%
  Legacy III L-Share (1.95% Fee Rate)                           --          4.73%
AFIS International Class II Fund
  Legacy III (1.25% Fee Rate)                               (30.46)%      (20.89)%
  Legacy III (1.40% Fee Rate)                               (30.54)%      (21.01)%
  Legacy III (1.65% Fee Rate)                                   --          8.40%
  Legacy III C-Share--Annuity Reserves (1.40% Fee Rate)     (21.67)%          --
  Legacy III C-Share (1.55% Fee Rate)                       (21.72)%      (21.13)%
  Legacy III C-Share (1.65% Fee Rate)                       (21.76)%      (21.20)%
  Legacy III C-Share (1.90% Fee Rate)                           --          8.33%
  Legacy III L-Share (1.60% Fee Rate)                           --          8.44%
  Legacy III L-Share (1.70% Fee Rate)                           --          8.41%
  Legacy III L-Share (1.95% Fee Rate)                           --          8.34%
AFIS New World Class II Fund
  Legacy III (1.25% Fee Rate)                               (17.38)%       (5.40)%
  Legacy III (1.40% Fee Rate)                               (17.51)%       (5.51)%
  Legacy III (1.65% Fee Rate)                                   --         12.03%
  Legacy III C-Share--Annuity Reserves (1.40% Fee Rate)     (11.18)%          --
  Legacy III C-Share (1.55% Fee Rate)                       (11.23)%       (5.67)%
  Legacy III C-Share (1.65% Fee Rate)                       (11.27)%       (5.74)%
  Legacy III C-Share (1.90% Fee Rate)                           --         11.97%
  Legacy III L-Share (1.60% Fee Rate)                           --         12.09%
  Legacy III L-Share (1.70% Fee Rate)                           --         12.05%
  Legacy III L-Share (1.95% Fee Rate)                           --         11.98%
AFIS U.S. Government/AAA-Rated Securities Class II Fund
  Legacy III (1.25% Fee Rate)                                 9.21%         5.69%
  Legacy III (1.40% Fee Rate)                                 9.06%         5.54%
  Legacy III (1.65% Fee Rate)                                   --         (0.31)%
  Legacy III C-Share--Annuity Reserves (1.40% Fee Rate)       6.22%           --
  Legacy III C-Share (1.55% Fee Rate)                         6.15%         5.39%
  Legacy III C-Share (1.65% Fee Rate)                         6.12%         5.26%
  Legacy III C-Share (1.90% Fee Rate)                           --         (0.35)%
  Legacy III L-Share (1.60% Fee Rate)                           --         (0.26)%
  Legacy III L-Share (1.70% Fee Rate)                           --         (0.33)%
  Legacy III L-Share (1.95% Fee Rate)                           --         (0.36)%

* The total return does not include contract charges deducted from the contract account values.

Lincoln Life & Annuity Company Variable Annuity Account H

The following are the investment income ratios for the year ended December 31, 2001. Investment income ratios are not annualized.

                                                            Investment
                                                            Income Ratio(1)
    -----------------------------------------------------------------------
    AFIS Asset Allocation Class II Fund                          3.21%
    AFIS Blue Chip Income and Growth Class II Fund               1.18%
    AFIS Bond Class II Fund                                      4.03%
    AFIS Cash Management Class II Fund                           4.24%
    AFIS Global Discovery Class II Fund                          0.70%
    AFIS Global Growth Class II Fund                             0.77%
    AFIS Global Small Capitalization Class II Fund               0.56%
    AFIS Growth Class II Fund                                    0.48%
    AFIS Growth-Income Class II Fund                             1.68%
    AFIS High-Yield Bond Class II Fund                           8.70%
    AFIS International Class II Fund                             0.80%
    AFIS New World Class II Fund                                 0.10%
    AFIS U.S. Government/AAA-Rated Securities Class II Fund      4.98%

--------
(1)These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

4. Purchases and Sales of Investments
The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2001.

                                                         Aggregate  Aggregate
                                                         Cost of    Proceeds
                                                         Purchases  from Sales
 -----------------------------------------------------------------------------
 AFIS Asset Allocation Class II Fund                     $1,893,243 $   27,311
 AFIS Blue Chip Income and Growth Class II Fund           1,139,845    128,589
 AFIS Bond Class II Fund                                    880,271     16,813
 AFIS Cash Management Class II Fund                       1,829,650  1,767,241
 AFIS Global Discovery Class II Fund                         50,016        986
 AFIS Global Growth Class II Fund                         1,508,494    486,368
 AFIS Global Small Capitalization Class II Fund           2,195,446    906,400
 AFIS Growth Class II Fund                                4,507,949    524,337
 AFIS Growth-Income Class II Fund                         5,032,051    266,506
 AFIS High-Yield Bond Class II Fund                         362,182      5,846
 AFIS International Class II Fund                           979,848     59,349
 AFIS New World Class II Fund                             4,659,968  3,434,138
 AFIS U.S. Government/AAA-Rated Securities Class II Fund  7,684,228  6,905,684

Lincoln Life & Annuity Company Variable Annuity Account H

5. Investments
The following is a summary of investments owned at December 31, 2001.

                                                        Shares      Net Asset
                                                        Outstanding Value     Value of Shares Cost of Shares
------------------------------------------------------------------------------------------------------------
AFIS Asset Allocation Class II Fund                       141,389    $14.25     $2,014,790      $2,052,264
AFIS Blue Chip Income and Growth Class II Fund            109,177      9.42      1,028,445         997,367
AFIS Bond Class II Fund                                    88,474     10.40        920,125         915,166
AFIS Cash Management Class II Fund                         12,124     11.37        137,851         137,379
AFIS Global Discovery Class II Fund                         5,553      9.30         51,644          48,974
AFIS Global Growth Class II Fund                           78,735     13.38      1,053,474       1,141,466
AFIS Global Small Capitalization Class II Fund            115,805     11.48      1,329,441       1,304,677
AFIS Growth Class II Fund                                  88,239     44.08      3,889,567       4,637,036
AFIS Growth-Income Class II Fund                          159,004     31.58      5,021,359       5,108,987
AFIS High-Yield Bond Class II Fund                         31,716     11.74        372,349         375,957
AFIS International Class II Fund                           73,181     11.97        875,979       1,024,848
AFIS New World Class II Fund                              135,925      9.41      1,279,056       1,249,952
AFIS U.S. Government/AAA-Rated Securities Class II Fund    66,811     11.83        790,379         788,446

6. New Investment Funds and Fund Name Changes
During 2001, the AFIS Blue Chip Income and Growth Class II Fund and the AFIS Global Discovery Class II Fund became available as investment options for Variable Account contract owners. Accordingly, the 2001 statements of operations and changes in net assets and total return and investment income ratios in footnote 3 for these subaccounts are for the period from July 3, 2001 (commencement of operations) to December 31, 2001.

Report of Ernst & Young LLP, Independent Auditors

Board of Directors of Lincoln Life & Annuity Company of New York and
Contract Owners of Lincoln Life & Annuity Company Variable Annuity Account H

We have audited the accompanying statement of assets and liabilities of Lincoln Life & Annuity Company Variable Annuity Account H ("Variable Account") (comprised of the following subaccounts: AFIS Asset Allocation Class II, AFIS Blue Chip Income and Growth Class II, AFIS Bond Class II, AFIS Cash Management Class II, AFIS Global Discovery Class II, AFIS Global Growth Class II, AFIS Global Small Capitalization Class II, AFIS Growth Class II, AFIS Growth-Income Class II, AFIS High-Yield Bond Class II, AFIS International Class II, AFIS New World Class II and AFIS U.S. Government/AAA-Rated Securities Class II), as of December 31, 2001, the related statement of operations for the respective year or period then ended, and the statements of changes in net assets for the respective year or period then ended, and for the period from June 1, 2000 (inception) to December 31, 2000. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the Lincoln Life & Annuity Company Variable Annuity Account H as of December 31, 2001, the results of their operations for the respective year or period then ended, and the changes in their net assets for the respective year or period then ended, and the period from June 1, 2000 (inception) to December 31, 2000, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

Fort Wayne, Indiana
March 1, 2002

Lincoln Life & Annuity Company of New York

Lincoln Life & Annuity Company of New York

Balance Sheets -- Statutory Basis

                                   December 31
                                  2001     2000
                                -------- --------
                                  (in millions)
  -----------------
  Admitted assets
  Cash and investments:
  Bonds                         $1,600.9 $1,535.9
  ------------------------------
  Mortgage loans on real estate    153.9    185.1
  ------------------------------
  Policy loans                     175.0    179.0
  ------------------------------
  Short-term investments              --     27.5
  ------------------------------
  Other investments                  0.3      0.3
  ------------------------------

   Cash and cash equivalents                                  15.6      19.2
  ------------------------------------------------------- --------  --------
  Total cash and investments                               1,945.7   1,947.0
  --------------------------------------------------------
  Premiums and fees in course of collection                    7.0       6.8
  --------------------------------------------------------
  Accrued investment income                                   31.8      30.1
  --------------------------------------------------------
  Other admitted assets                                        2.8       4.8
  --------------------------------------------------------
  Separate account assets                                    357.2     329.8
  ------------------------------------------------------- --------  --------
  Total admitted assets                                   $2,344.5  $2,318.5
  ------------------------------------------------------- ========  ========

  Liabilities and capital and surplus
  Liabilities:
  Policy and contract liabilities:
  --------------------------------------------------------
  Future policy benefits and claims                       $1,760.4  $1,771.5
  --------------------------------------------------------
  Other liabilities                                           45.4      50.2
  --------------------------------------------------------
  Asset valuation reserve                                      6.8      10.4
  --------------------------------------------------------
  Net transfers due from separate accounts                   (15.1)    (12.0)
  --------------------------------------------------------
  Separate account liabilities                               356.4     329.8
  ------------------------------------------------------- --------  --------
  Total liabilities                                        2,153.9   2,149.9
  --------------------------------------------------------

  Capital and surplus:
  Common stock, $100 par value:
   Authorized, issued and outstanding shares -- 20,000
   (owned by The Lincoln National Life Insurance Company)      2.0       2.0
  --------------------------------------------------------
  Paid-in surplus                                            384.1     384.1
  --------------------------------------------------------
  Unassigned surplus -- deficit                             (195.5)   (217.5)
  ------------------------------------------------------- --------  --------
  Total capital and surplus                                  190.6     168.6
  ------------------------------------------------------- --------  --------
  Total liabilities and capital and surplus               $2,344.5  $2,318.5
  ------------------------------------------------------- ========  ========


See accompanying notes.

Lincoln Life & Annuity Company of New York

Statements of Operations -- Statutory Basis

                                                                                           Year ended December 31
                                                                                            2001    2000    1999
                                                                                           ------  ------  ------
                                                                                                (in millions)
                                                                                           ----------------------
Premiums and other revenues:
Life and annuity premiums                                                                  $248.7  $244.4  $172.7
-------------------------------------------------------------------------------------------
Net investment income                                                                       134.1   132.1   132.2
-------------------------------------------------------------------------------------------
Surrender, cost of insurance, and mortality and expense charges                               9.7     7.4     5.4
-------------------------------------------------------------------------------------------
Amortization of interest maintenance reserve                                                 (0.3)     --     0.9
-------------------------------------------------------------------------------------------
Other income                                                                                  2.8     6.0     2.1
------------------------------------------------------------------------------------------ ------  ------  ------
Total revenues                                                                              395.0   389.9   313.3
-------------------------------------------------------------------------------------------

Benefits and expenses:
Benefits and settlement expenses                                                            228.4   261.6   208.0
-------------------------------------------------------------------------------------------
Underwriting, insurance and other expenses                                                   54.9    48.6    50.0
-------------------------------------------------------------------------------------------
Net transfers to separate accounts                                                           74.1    25.1    28.2
------------------------------------------------------------------------------------------ ------  ------  ------
Total benefits and expenses                                                                 357.4   335.3   286.2
------------------------------------------------------------------------------------------ ------  ------  ------
Gain from operations before dividends to policyholders, federal income taxes (benefit) and
net realized loss on investments                                                             37.6    54.6    27.1
-------------------------------------------------------------------------------------------
Dividends to policyholders                                                                    5.6     5.8     5.6
------------------------------------------------------------------------------------------ ------  ------  ------
Gain from operations before federal income taxes (benefit) and net realized loss on
investments                                                                                  32.0    48.8    21.5
-------------------------------------------------------------------------------------------
Federal income taxes (benefit)                                                                0.4     0.8    (0.4)
------------------------------------------------------------------------------------------ ------  ------  ------
Gain from operations before net realized loss on investments                                 31.6    48.0    21.9
-------------------------------------------------------------------------------------------
Net realized loss on investments                                                            (12.2)   (2.2)   (2.0)
------------------------------------------------------------------------------------------ ------  ------  ------
Net income                                                                                 $ 19.4  $ 45.8  $ 19.9
------------------------------------------------------------------------------------------ ======  ======  ======



See accompanying notes.

Lincoln Life & Annuity Company of New York

Statements of Changes in Capital and Surplus -- Statutory Basis

                                                                                       Unassigned    Total
                                                                        Common Paid-in Surplus--  Capital and
                                                                        Stock  Surplus  Deficit     Surplus
                                                                        ------ ------- ---------- -----------
                                                                                    (in millions)
                                                                        -------------------------------------
Balances at January 1, 1999                                              $2.0  $384.1   $(274.4)    $111.7
------------------------------------------------------------------------
Net income                                                                 --      --      19.9       19.9
------------------------------------------------------------------------
Increase in unrealized capital losses                                      --      --      (0.9)      (0.9)
------------------------------------------------------------------------
Decrease in nonadmitted assets                                             --      --       0.2        0.2
------------------------------------------------------------------------
Increase in asset valuation reserve                                        --      --      (2.5)      (2.5)
------------------------------------------------------------------------
Increase in liability for reinsurance in unauthorized companies            --      --      (0.6)      (0.6)
------------------------------------------------------------------------
Gain on reinsurance transaction                                            --      --       4.6        4.6
-----------------------------------------------------------------------  ----  ------   -------     ------
Balances at December 31, 1999                                             2.0   384.1    (253.7)     132.4
------------------------------------------------------------------------
Net income                                                                 --      --      45.8       45.8
------------------------------------------------------------------------
Increase in unrealized capital losses                                      --      --      (0.2)      (0.2)
------------------------------------------------------------------------
Increase in nonadmitted assets                                             --      --      (5.5)      (5.5)
------------------------------------------------------------------------
Increase in asset valuation reserve                                        --      --      (2.5)      (2.5)
------------------------------------------------------------------------
Decrease in liability for reinsurance in unauthorized companies            --      --       0.8        0.8
------------------------------------------------------------------------
Change in valuation basis for deposit fund liabilities and accident and
health reserves                                                            --      --      (1.6)      (1.6)
------------------------------------------------------------------------
Amortization of gain on 1999 reinsurance transaction                       --      --      (0.6)      (0.6)
-----------------------------------------------------------------------  ----  ------   -------     ------
Balances at December 31, 2000                                             2.0   384.1    (217.5)     168.6
------------------------------------------------------------------------
Net income                                                                 --      --      19.4       19.4
------------------------------------------------------------------------
Cumulative effect of adoption of codification                                              (1.4)      (1.4)
------------------------------------------------------------------------
Increase in unrealized capital losses                                      --      --      (0.6)      (0.6)
------------------------------------------------------------------------
Decrease in nonadmitted assets                                             --      --       1.5        1.5
------------------------------------------------------------------------
Decrease in asset valuation reserve                                        --      --       3.5        3.5
------------------------------------------------------------------------
Surplus contributed to separate accounts                                   --      --      (0.4)      (0.4)
------------------------------------------------------------------------
Increase from other separate accounts statement                            --      --       0.4        0.4
------------------------------------------------------------------------
Amortization of gain on 1999 reinsurance transaction                       --      --      (0.5)      (0.5)
------------------------------------------------------------------------
Decrease in liability for reinsurance in unauthorized companies            --      --       0.1        0.1
-----------------------------------------------------------------------  ----  ------   -------     ------
Balances at December 31, 2001                                            $2.0  $384.1   $(195.5)    $190.6
-----------------------------------------------------------------------  ====  ======   =======     ======


See accompanying notes.

Lincoln Life & Annuity Company of New York

Statements of Cash Flow -- Statutory Basis

                                                              Year ended December 31
                                                             2001     2000     1999
                                                            -------  -------  -------
                                                                  (in millions)
                                                            -------------------------
Operating activities
Premiums, policy proceeds and other considerations received $ 248.8  $ 244.3  $ 172.5
-----------------------------------------------------------
Investment income received                                    131.4    134.9    138.9
-----------------------------------------------------------
Benefits paid                                                (251.7)  (301.5)  (204.3)
-----------------------------------------------------------
Underwriting, insurance and other expenses paid               (55.2)   (47.5)   (61.7)
-----------------------------------------------------------
Net transfers to separate Accounts                            (77.2)   (29.0)   (34.3)
-----------------------------------------------------------
Federal income taxes recovered (paid)                           0.2      0.5     (0.7)
-----------------------------------------------------------
Dividends to policyholders                                     (5.7)    (5.8)    (5.9)
-----------------------------------------------------------
Other income received and expenses paid, net                   23.7     74.3    (36.7)
----------------------------------------------------------- -------  -------  -------
Net cash provided by (used in) operating activities            14.3     70.2    (32.2)
-----------------------------------------------------------

Investing activities
Sale, maturity or repayment of investments                    275.8    202.6    294.6
-----------------------------------------------------------
Purchase of investments                                      (325.1)  (254.1)  (369.4)
-----------------------------------------------------------
Net decrease (increase) in policy loans                         3.9     (1.5)    (7.1)
----------------------------------------------------------- -------  -------  -------
Net cash used in investing activities                         (45.4)   (53.0)   (81.9)
-----------------------------------------------------------
Net (decrease) increase in cash and short-term investments    (31.1)    17.2   (114.1)
-----------------------------------------------------------
Total cash and short-term investments at beginning of year     46.7     29.5    143.6
----------------------------------------------------------- -------  -------  -------
Total cash and short-term investments at end of year        $  15.6  $  46.7  $  29.5
----------------------------------------------------------- =======  =======  =======



See accompanying notes.

Lincoln Life & Annuity Company of New York

Notes to Financial Statements -- Statutory Basis

December 31, 2001

1. Organization and Summary of Significant Accounting Policies

--------------------------------------------------------------------------------

Organization
Lincoln Life & Annuity Company of New York (the "Company") is a wholly-owned subsidiary of The Lincoln National Life Insurance Company ("Lincoln Life"), which is a wholly-owned subsidiary of Lincoln National Corporation ("LNC"). In 1996, the Company was organized under the laws of the State of New York as a life insurance company and received approval from the New York Insurance Department (the "Department") to operate as a licensed insurance company in the State of New York.

The Company's principal business consists of underwriting annuities and life insurance contracts sold through multiple distribution channels. The Company conducts business only in the State of New York.

Use of Estimates
The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect the amounts reported in the statutory-basis financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known which could impact the amounts reported and disclosed herein.

Basis of Presentation
The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Department, which practices differ from accounting principles generally accepted in the United States ("GAAP"). The more significant variances from GAAP are as follows:

 Investments
 Bonds are reported at cost or amortized cost or fair value based on their National Association of Insurance Commissioners ("NAIC") rating. For GAAP, the Company's bonds are classified as available-for-sale and, accordingly, are reported at fair value with changes in the fair values reported directly in shareholder's equity after adjustments for related amortization of deferred acquisition costs, additional policyholder commitments and deferred income taxes.

 Effective January 1, 2001 if it is determined that a decline in the fair value of a bond is other than temporary, the cost basis of the bond is written down to fair value. The provision for such declines is charged to realized loss. Impairment is considered to have occurred if it is probable that the Company will be unable to collect all amounts due according to the contractual terms of a debt security in effect at the date of acquisition.

 All mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using the retrospective method. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the undiscounted estimated future cash flows. Prior to April 1, 2001 under GAAP, the Company accounted for the effects of changes in prepayment assumptions in the same manner. Effective April 1, 2001 for GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets, other than securitized assets that are of high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to its fair value. If high credit quality securities are adjusted, the retrospective method is used.

 Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the individual security sold. The net deferral is reported as the interest maintenance reserve ("IMR"). Realized capital gains and losses are reported in income net of federal income taxes and transfers to the IMR. When the net amount deferred is a loss, the IMR is recorded at zero, as is the case for the Company at December 31, 2001 and 2000. Under GAAP, realized capital gains and losses are reported in net income, on a pre-tax basis, in the period that the asset giving rise to the gain or loss is sold. Such realized capital gains and losses are reported net of associated amortization of deferred acquisition costs and investment expenses, using the specific identification method.

 The asset valuation reserve ("AVR") provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula, and is reported as a liability, with changes reflected directly in unassigned surplus. AVR is not recognized for GAAP.

 Policy Acquisition Costs
 The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance, to the extent recoverable from future policy revenues, are deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance, annuity and other investment-type products, deferred policy acquisition costs, to the extent recoverable from future gross profits, are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, expense margins and actual realized gain (loss) on investments.

 Nonadmitted Assets
 Certain assets designated as "nonadmitted," principally investment income due and accrued past due over 90 days, furniture and equipment, certain receivables, and other assets not specifically identified as an admitted asset within

Lincoln Life & Annuity Company of New York the NAIC Accounting Practices and Procedures Manual ("NAIC APPM"--See Note 2), are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheet.

 Universal Life and Annuity Policies
 Revenues for universal life policies and annuity policies consist of the entire premium received. Under GAAP, premiums received in excess of policy charges are not recognized as premium revenue. Death benefits paid, policy and contract withdrawals, and the change in policy reserves on universal life policies and annuity policies are reported as benefits and settlement expenses in the accompanying Statements of Operations. Under GAAP, withdrawals are treated as a reduction of the policy or contract liabilities and benefits represent the excess of benefits paid over the policy account value and interest credited to the account values.

 Benefits Reserves
 Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

 Reinsurance
 Premiums, claims and policy benefits and contract liabilities are reported in the accompanying financial statements net of reinsurance amounts. For GAAP, assets and liabilities related to reinsurance ceded contracts are reported on a gross basis.

 A liability for reinsurance balances has been provided for unsecured policy reserves and unearned premiums ceded to reinsurers not authorized by the Department to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible is established through a charge to income.

 Commission allowances on business ceded are reported as income when received rather than being deferred and amortized with deferred policy acquisition costs. Business assumed under 100% indemnity reinsurance agreements is accounted for as a purchase for GAAP reporting purposes and the ceding commission represents the purchase price. Under purchase accounting, assets acquired and liabilities assumed are reported at fair value at the date of the transaction and the excess of the purchase price over the sum of the amounts assigned to assets acquired, less liabilities assumed, is recorded as goodwill and amortized over future periods, not to exceed 40 years, in accordance with benefits expected to be derived from the acquisitions. On a statutory-basis, the ceding commission is expensed when paid and reinsurance premiums and benefits are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

 Employee Benefits
 For purposes of calculating the Company's pension and postretirement benefit obligations, only vested participants and current retirees are included in the valuation. Under GAAP, active participants not currently eligible also would be included.

 Deferred Income Taxes
 Deferred income taxes are not provided for differences between financial statement amounts and tax bases of assets and liabilities.

 Policyholder Dividends
 Policyholder dividends are recognized when declared rather than over the term of the related policies.

 Statements of Cash Flow
 Cash, cash equivalents, and short-term investments in the Statements of Cash Flow Represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding captions of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.

Lincoln Life & Annuity Company of New York

A reconciliation of the Company's capital and surplus and net income (loss), as determined in accordance with statutory accounting practices, to amounts determined in accordance with GAAP is as follows:

                                                                                  Capital and Surplus    Net Income (Loss)
                                                                                  ------------------- -----------------------
                                                                                      December 31     Year ended December 31
                                                                                  ------------------- -----------------------
                                                                                    2001       2000    2001    2000    1999
                                                                                  --------   -------- ------  ------  ------
                                                                                     (in millions)         (in millions)
                                                                                  ------------------- -----------------------
Amounts reported on a statutory-basis............................................ $190.6     $168.6   $ 19.4  $ 45.8  $ 19.9
GAAP adjustments:
  Unrealized gain (loss) on investments..........................................   15.9      (22.6)      --      --      --
  Interest maintenance reserve...................................................     --         --     (0.4)   (3.2)    0.4
  Net realized gain (loss) on investments........................................    0.1       (1.5)     1.8     0.3    (6.3)
  Asset valuation reserve........................................................    6.8       10.4       --      --      --
  Policy and contract reserves...................................................  (80.1)     (78.9)    (1.6)   (7.6)   26.0
  Deferred policy acquisition costs ("DAC"), present value of future profits and
   goodwill......................................................................  322.2      329.1      4.8   (15.2)   (6.6)
  Policyholders' share of earnings and surplus on participating business.........   (4.0)      (8.3)     1.1     1.0     1.1
  Deferred income taxes..........................................................    9.4       31.0    (10.0)   (7.8)  (12.2)
  Statutory deferred gain in surplus.............................................   (3.5)      (4.0)     1.5     2.4     2.9
  Nonadmitted assets.............................................................    3.4        5.6       --      --      --
  Other, net.....................................................................    5.7        3.0      0.3     1.5    (5.0)
                                                                                   ------     ------  ------  ------  ------
Net increase (decrease)                                                            275.9      263.8     (2.5)  (28.6)    0.3
                                                                                   ------     ------  ------  ------  ------
Amounts on a GAAP-basis                                                           $466.5     $432.4   $ 16.9  $ 17.2  $ 20.2
                                                                                   ======     ======  ======  ======  ======

Other significant accounting practices are as follows:

 Investments
 Bonds not backed by loans are principally stated at amortized cost and the discount or premium is amortized using the scientific method.

 Mortgage-backed bonds (e.g., CMO's) are valued at amortized cost and income is recognized using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in the securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities (i.e., the retrospective method). The Company has elected to use actual cost data as of January 1, 1994 as the cost of applying the retrospective method to securities purchased prior to that date.

 Short-term investments include investments with maturities of one year or less at the date of acquisition and are principally stated at amortized cost.

 Cash equivalents are short-term, highly liquid investments with original maturities of three months or less, and are principally stated at amortized cost.

 Other investments consist of the Company's ownership interest in a limited partnership, which is carried based on the Company's interest in the underlying GAAP equity of the partnership. Increases or decreases in the carrying value are credited or charged directly to unassigned surplus as changes in unrealized gain or loss.

 Mortgage loans on real estate are reported at unpaid balances, less allowances for impairments. A mortgage loan is considered to be impaired, when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agree- ment. The impairment is other than temporary when management determines foreclosure is probable. Then, the mortgage loan is written down to fair value and a realized loss is recognized.

 Policy loans are reported at unpaid principal balances.

 Realized capital gains and losses on investments sold are determined using the specific identification method. Changes in admitted asset carrying amounts of bonds and mortgage loans, which result from impairment or premium and discount amortization are credited or charged to income. Other changes in the admitted asset carrying amounts of bonds and mortgage loans are credited or charged directly to unassigned surplus.

 Premiums
 Premiums for group tax-qualified annuity business are recognized as revenue when deposited. Life insurance and individual annuity premiums are recognized as revenue when due.

 Benefit Reserves
 Life, annuity and accident and health benefit reserves are computed in accordance with actuarial standards. The reserves are based on actuarial assumptions that produce reserves at least as great as those called for in any contract provision as to reserve basis and method, and are in accordance with all other contract provisions. The reserves

Lincoln Life & Annuity Company of New York are at least as great as the minimum aggregate amounts required by the Insurance Department.

 The Company waives deduction of deferred fractional premiums on the death of life and annuity policy insureds and returns any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves.

 Ordinary policies issued substandard are valued on the multiple table reserve basis. A reserve of 50% of the net extra premiums is carried on policies with flat extra premiums.

 As of December 31, 2001 and 2000, the Company had $3.9 million and $4.7 million in reserves, respectively, on $414.5 million and $408.1 million of insurance inforce, respectively, on the life line of business for which the gross premiums are less than the net premiums according to the standard of valuation required by the Department. The Company anticipates investment income as a factor in the premium deficiency calculation.

 Tabular interest, tabular reserves less actual reserves released and tabular cost have been determined by formula or from the basic data for such items. Tabular interest funds not involving life contingencies has been determined using actual interest credited to the funds plus the change in accrued interest.

 Net of reinsurance, liabilities related to deposit-type liabilities, such as dividend accumulations, generally are equal to fund balances less applicable surrender charges.

 Reinsurance Ceded and Assumed
 Reinsurance premiums, benefits and claims and claim adjustment expenses are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

 Pension Benefits
 Costs associated with the Company's defined benefit pension plans are systematically accrued during the expected period of active service of the covered employees.

 Income Taxes
 The Company's federal income tax return is not consolidated with any other entities. Beginning in 2002, the Company has elected to file consolidated federal income tax returns with LNC and certain LNC subsidiaries.

 Assets Held in Separate Accounts and Liabilities Related to Separate Accounts Separate account assets and liabilities reported in the accompanying balance sheets represent segregated funds administered and invested for the exclusive benefit of variable annuity and universal life contractholders and for which the contractholders, rather than the Company, bear the investment risk. Separate account assets and liabilities are reported at fair value. The operations of the separate accounts are not included in the accompanying financial statements. Policy administration and investment management fees charged on separate account policyholder deposits and mortality charges on variable universal life contracts are included in income from surrender, cost of insurance, and mortality and expense charges. Fees charged relative to variable life and annuity administration agreements for separate account products sold by other insurance companies and not recorded on the Company's financial statements are included in income from surrender, cost of insurance, and mortality and expense charges.

 Reclassifications
 Certain amounts reported in the prior years' statutory-basis financial statements have been reclassified to conform with the presentation adopted in the current year. These reclassifications had no effect on unassigned surplus-deficit or on net income of the prior years.

2. Accounting Change and Permitted Statutory Accounting Practice
The Company prepares its statutory-based financial statements in conformity with accounting practices prescribed or permitted by the State of New York. Effective January 1, 2001, the State of New York required that insurance companies domiciled in New York prepare their statutory-basis financial statements in accordance with the NAIC APPM, as adopted by New York.

Accounting changes adopted to conform to the provisions of the NAIC APPM, as adopted by New York, are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned surplus in the period of the change. The cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the amount of capital and surplus that would have been reported at that date if the new accounting principles had been applied retroactively for all prior periods. As a result of these changes, the Company reported a change of accounting principle, as an adjustment that decreased capital and surplus by $1.4 million as of January 1, 2001. Included in this total adjustment are the following items:

                                                           Increase
                                                          (Decrease)
                                                            Surplus
                                                         -------------
                                                         (in millions)
                                                         -------------
          Employee benefit plans........................     $ 0.4
          Cost of collection............................       0.3
          AVR beginning value adjustment for other asset
           changes......................................       0.1
          Bonds and stocks..............................      (0.6)
          Tax deficiency reserve........................      (1.6)
                                                             -----
          Total.........................................     $(1.4)
                                                             =====

The Department recognizes only statutory accounting practices prescribed or permitted by the State of New York for determining and reporting the financial condition and results of operations of an insurance company for determining its solvency under the New York Insurance Law. The NAIC APPM, has been adopted as a component of prescribed prac-tices by the State of New York, however, New York has

Lincoln Life & Annuity Company of New York adopted certain prescribed accounting practices that differ from those found in NAIC APPM. The primary differences that affect the Company are the calculation of annuity reserves and the reporting of deferred income taxes.

The NAIC APPM states that reserves should be calculated using the Commissioners Annuity Reserve Valuation Method ("CARVM"), using the "curtate" method. Under curtate CARVM, reserves are calculated as the greatest of the present values (as of the date of valuation) of the future guaranteed benefits provided by the contract at the end of each contract year, less the present value of any future net deposit considerations that are required to be paid. The State of New York, however, requires reserves to be computed using "continuous" CARVM, which utilizes the greatest of the present values of future guaranteed benefits on any day (as opposed to the end of each contract year).

Continuous CARVM reserves tend to be slightly larger than curtate CARVM reserves. If curtate CARVM was applied, future policy benefits and claims and other policyholder funds would decrease by $2.2 million, and net transfers due from separate accounts would decrease by $1.2 million, at December 31, 2001. Surplus would increase by $3.4 million at December 31, 2001, and net income for the year ended December 31, 2001 would decrease by $0.3 million.

Deferred income tax assets and liabilities are not included in the balance sheet per New York Insurance Law. According to the NAIC APPM, these amounts should be reported. The Company had unrecorded net deferred tax assets of $14.9 million and $19.2 million at December 31, 2001 and January 1, 2001, respectively. If these items were recorded, surplus would increase by the same amounts at those dates. The Commissioner of Insurance of the State of New York has the right to permit other specific practices that deviate from practices prescribed by the NAIC APPM.

A reconciliation of the Company's capital and surplus and net income as stated in accordance with accounting practices prescribed by the Department ("New York statutory-basis") and as would be stated pursuant strictly to the NAIC APPM, is shown below.

                                                      Capital
                                                        and    Net
                                                      Surplus Income
                                                      -------------
                                                      (in millions)
                                                      -------------
            Amounts reported on a New York statutory-
             basis................................... $190.6  $19.4
            Differences between New York statutory-
             basis and the NAIC APPM:
              Annuity reserves.......................    3.4   (0.3)
              Net deferred federal income taxes......   14.9     --
                                                      ------  -----
            Amounts as would be reported pursuant to
             the NAIC APPM........................... $208.9  $19.1
                                                      ======  =====

Lincoln Life & Annuity Company of New York

3. Investments


The cost or amortized cost, gross unrealized gains and losses and the fair value of investments in bonds at December 31, 2001, and 2000 are summarized as follows:

                                Cost or    Gross      Gross
                               Amortized Unrealized Unrealized  Fair
                                 Cost      Gains      Losses    Value
                               ----------------------------------------
                                            (in millions)
                               ----------------------------------------
        At December 31, 2001:
          Corporate........... $1,346.3    $37.0      $27.9    $1,355.4
          U.S. government.....     15.5      0.6         --        16.1
          Foreign government..     15.2      1.2        0.1        16.3
          Mortgage-backed.....    207.9      7.5        0.6       214.8
          State and municipal.     16.0      0.1        0.9        15.2
                               --------    -----      -----    --------
                               $1,600.9    $46.4      $29.5    $1,617.8
                               ========    =====      =====    ========
        At December 31, 2000:
          Corporate........... $1,258.0    $12.3      $40.3    $1,230.0
          U.S. government.....     26.1      1.3        0.1        27.3
          Foreign government..     17.1      0.5        0.9        16.7
          Mortgage-backed.....    231.6      4.5        1.5       234.6
          State and municipal.      3.1       --         --         3.1
                               --------    -----      -----    --------
                               $1,535.9    $18.6      $42.8    $1,511.7
                               ========    =====      =====    ========

The cost or amortized cost of bonds at December 31, 2001 and 2000 has been reduced by adjustments of $11.0 million and $1.3 million, respectively, to decrease cost or amortized cost as a result of write-downs of these investments due to impairment and/or the Securities Valuation Office of the NAIC designating certain investments in or near default.

A summary of the cost or amortized cost and fair value of investments in bonds at December 31, 2001, by contractual maturity, is as follows:

                                               Cost or
                                              Amortized  Fair
                                                Cost     Value
                                              ------------------
                                                (in millions)
                                              ------------------
                Maturity:
                  In 2002.................... $   63.0  $   64.1
                  In 2003-2006...............    419.9     429.4
                  In 2007-2011...............    530.0     531.3
                  After 2011.................    380.1     378.2
                  Mortgage-backed securities.    207.9     214.8
                                              --------  --------
                Total........................ $1,600.9  $1,617.8
                                              ========  ========

The expected maturities may differ from the contractual maturities in the foregoing table because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

Proceeds from sales of investments in bonds during 2001, 2000 and 1999, were $145.9 million, $50.8 million and $253.9 million, respectively. Gross gains during 2001, 2000 and 1999, of $3.1 million, $0.4 million and $0.8 million, respectively, and gross losses of $6.5 million, $3.0 million and $7.0 million, respectively, were realized on those sales.

At December 31, 2001 and 2000, investments in bonds, with an admitted asset value of $0.5 million, were on deposit with the Department to satisfy regulatory requirements. At December 31, 2001, the Company did not hold foreign-currency denominated securities.

At December 31, 2001, the Company held unrated or less-than-investment grade corporate bonds of $75.0 million, with an aggregate fair value of $66.9 million. Those holdings amounted to 4.68% of the Company's investments in bonds and 3.20% of the Company's total admitted assets. The Company performs periodic evaluations of the relative credit standing of the issuers of these bonds.

During 2001, the minimum and maximum lending rates for mortgage loans were 7.17% and 7.98%, respectively. At the issuance of a loan, the percentage of loan to value on any one loan did not exceed 79.6%. At December 31, 2001 and 2000, the Company did not hold any mortgages with interest overdue beyond 180 days. At December 31, 2001 impaired loans with a related allowance ($0.1 million) for credit losses are $1.7 million. The average recorded investment in impaired loans was $1.7 million during 2001. The Company recognized interest income of $0.2 million during the period the loans were impaired in 2001. There was no nonadmitted interest due on these mortgage loans at December 31, 2001. As of December 31, 2001, there were no amounts of taxes, assessments or any amount, which had been advanced but not repaid and not included in the mortgage loan total. There are no impaired mortgage loans without an allowance for credit losses at December 31, 2001 or 2000. At December 31, 2001, the Company's recorded investment in impaired securities that have been restructured is $2.0 million, after writedowns. The total impairment recognized as a realized loss during 2001 was $2.1 million.

All properties covered by mortgage loans have fire insurance at least equal to the excess of the loan over the maximum loan that would be allowed on the land without the building.

Lincoln Life & Annuity Company of New York

The major categories of net investment income are as follows:

                                                  Year ended December 31
                                                   2001    2000    1999
                                                  ----------------------
                                                      (in millions)
                                                  ----------------------
        Income:
          Bonds.................................. $110.6  $105.8  $106.6
          Mortgage loans on real estate..........   13.7    14.0    13.5
          Policy loans...........................   10.4    10.6    11.0
          Cash, short-term and other investments.    1.5     3.1     2.4
                                                  ------  ------  ------
        Total investment income..................  136.2   133.5   133.5
        Investment expenses......................    2.1     1.4     1.3
                                                  ------  ------  ------
        Net investment income.................... $134.1  $132.1  $132.2
                                                  ======  ======  ======

Nonadmitted accrued investment income at December 31, 2001 amounted to $1.4 million and consisted principally of investment income on bonds that is over 90 days past due. No accrued investment income was nonadmitted at December 31, 2000.

Net realized capital gains (losses) on investments are reported net of federal income taxes and amounts transferred to the IMR as follows:

                                                                                                    Year ended December 31
                                                                                                     2001    2000   1999
                                                                                                    ---------------------
                                                                                                        (in millions)
                                                                                                    ---------------------
Net realized capital losses on investments......................................................... $(12.8)  $(5.4) $(4.7)
Less amount transferred to IMR (net of related tax benefit of $0.3 million, $1.7 million and
 $1.7 million, in 2001, 2000 and 1999, respectively)...............................................   (0.6)   (3.2)  (3.1)
                                                                                                    ------   -----  -----
                                                                                                     (12.2)   (2.2)  (1.6)
Less federal income taxes on realized capital losses...............................................     --      --    0.4
                                                                                                    ------   -----  -----
Net realized capital losses after transfer to IMR and taxes........................................ $(12.2)  $(2.2) $(2.0)
                                                                                                    ======   =====  =====

4. Federal Income Taxes

Income before federal income taxes differs from the taxable income principally due to the use of net operating loss carryforwards in 2001, 2000 and 1999 of $16.3 million, $29.3 million and $12.7 million, respectively. The remaining portion of the net operating loss at December 31, 2001, of $13.7 million, will be available for use to offset taxable income in future years. The net operating loss carryforward expires in 2013.

No federal income tax payments were made in 1999. The Company received a refund of $3.2 million in 1999 as a result of the utilization of a portion of the net operating loss carryforward. The Company made federal income tax payments of $1.2 million and $0.9 million in 2001 and 2000, respectively, as a result of alternative minimum income tax liabilities. Alternative minimum tax liabilities in 2001, 2000 and 1999 of $0.4 million, $0.6 million and $0.2 million, respectively, are available for recoupment in the event of future net losses.

The components of federal income tax expense (benefit) are as follows:

                                                         2001   2000   1999
                                                         -----  -----  -----
                                                            (in millions)
                                                         -----  -----  -----
   Federal income tax expense (benefit):
     Federal income tax expense (benefit) on operations. $ 0.4  $ 0.8  $(0.4)
     Federal income tax benefit on realized losses......  (0.3)  (1.7)  (1.7)
                                                         -----  -----  -----
   Total federal income tax expense (benefit)...........   0.1   (0.9)  (2.1)
                                                         =====  =====  =====

Lincoln Life & Annuity Company of New York

The Company's federal income tax expense (benefit) differs from the amount obtained by applying the federal statutory rate of 35% to Gain from operations before federal income tax (benefit) and net realized loss on investments for the following reasons:

                                                                              2001    2000   1999
                                                                              -----  ------  -----
                                                                                  (in millions)
                                                                              -----  ------  -----
Expected federal income tax expense.......................................... $11.2  $ 17.1  $ 7.7
Benefit of net operating loss carryforward...................................  (5.7)  (10.3)  (4.5)
Policyholder reserves........................................................  (1.9)   (3.1)  (4.1)
Deferred acquisition costs...................................................  (2.3)   (1.5)  (1.7)
Alternative minimum income tax liability.....................................   0.4     0.6    0.2
Tax preferred investment income..............................................  (0.7)   (0.4)  (0.1)
Other amounts................................................................  (0.6)   (1.6)   2.1
                                                                              -----  ------  -----
Federal income tax expense (benefit) on income before realized capital losses   0.4     0.8   (0.4)
Federal income tax benefit on realized capital losses........................  (0.3)   (1.7)  (1.7)
                                                                              -----  ------  -----
Total federal income tax expense (benefit)................................... $ 0.1  $ (0.9) $(2.1)
                                                                              =====  ======  =====

5. Reserves and Reinsurance

The balance sheet caption "Other admitted assets" includes amounts recoverable from other insurers for claims paid by the Company of $0.6 million at December 31, 2001. The balance sheet caption, "Future policy benefits and claims" has been reduced for insurance ceded by $100.3 million and $87.8 million at December 31, 2001 and 2000, respectively.

The caption "Life and annuity premiums" in the Statements of Operations includes $116.5 million, $122.9 million and $137.7 million of premiums assumed and $31.4 million, $27.0 million and $44.2 million of premiums ceded in 2001, 2000 and 1999, respectively. The caption "Benefits and settlement expenses" in the Statements of Operations is net of reinsurance recoveries of $38.1 million, $16.7 million and $71.8 million for 2001, 2000 and 1999, respectively.

The Company cedes insurance to other companies, including certain affiliates. A portion of risks exceeding the Company's retention limit is reinsured with Lincoln Life. The Company limits its maximum coverage that it retains on an individual to $0.5 million. The accompanying financial statements reflect premiums, benefits and reserves for policy benefits, net of insurance ceded. The Company remains liable if its reinsurers are unable to meet their contractual obligations under the applicable reinsurance agreements.

On January 2, 1998, the Company and Lincoln Life entered into an indemnity reinsurance transaction whereby the Company and Lincoln Life reinsured 100% of a block of individual life insurance and annuity business from CIGNA Corporation ("CIGNA"). In 1999, the Company received $5.8 million from CIGNA as a result of the final settlement of the statutory-basis values of assets and liabilities for the reinsured business. The $5.8 million is included in the Statements of Operations line item "Other income."

On November 1, 1999, the Company and Lincoln Life reached an agreement to retrocede virtually 100% of the disability income business assumed from CIGNA. A gain on the transaction of $4.6 million, net of tax, was recorded directly in unassigned surplus and is being recognized in statutory earnings over the life of the business with $0.5 million and $0.6 million recognized in income in 2001 and 2000, respectively.

The regulatory required liability for unsecured reserves ceded to unauthorized reinsurers was $0.4 million and $0.5 at December 31, 2001 and 2000, respectively. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits. At December 31, 2001, the Company's reinsurance recoverables are not material and no individual reinsurer owed the Company an amount that was equal to or greater than 3% of the Company's surplus.

In 2001 and 2000, the Company did not commute any ceded reinsurance. The Company did not record reinsurance credits on existing policies during 2001 as a result of new or amended reinsurance agreements.

Neither the Company nor any of its affiliates control any non-affiliated reinsurers with which they do business. No policies issued by the Company have been reinsured with a foreign company, which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance. The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. At December 31, 2001, there are no reinsurance agreements in effect such that the amount of losses paid or accrued exceed the total direct premium collected.

At December 31, 2001, the Company had no uncollectible reinsurance and during 2001, the Company established no provision for uncollectible reinsurance and did not write off any ceded reinsurance balances.

Lincoln Life & Annuity Company of New York

At December 31, 2001, the Company's annuity reserves and deposit fund liabilities, including separate accounts, that are subject to discretionary withdrawal with adjustment, subject to discretionary withdrawal without adjustment and not subject to discretionary withdrawal provisions are summarized as follows:

                                                      Amount  Percent
                                                     ---------------
                                                      (in millions)
                                                     ---------------
           Subject to discretionary withdrawal with
            adjustment:
             With market value adjustment...........   $237.6    20%
             At book value, less surrender charge...     59.7     5
             At market value........................    330.9    27
           Subject to discretionary withdrawal
            without adjustment at book value with
            minimal or no charge or adjustment......    549.9    45
           Not subject to discretionary withdrawal..     39.8     3
                                                     --------   ---
           Total annuity reserves and deposit fund
            liabilities, before reinsurance.........  1,217.9   100%
                                                                ===
           Less reinsurance.........................      1.8
                                                     --------
           Net annuity reserves and deposit fund
            liabilities, including separate accounts $1,216.1
                                                     ========

At December 31, 2001, the Company had $672.3 million of variable annuity policies with account values subject to guaranteed minimum death benefit ("GMDB") riders. Reserves of $0.7 million (net of $0.6 million of reinsurance reserve credits) are held for annuity policies subject to GMDB riders.

Details underlying the balance sheet caption "Future policy benefits and claims" are as follows:

                                                      December 31
                                                     2001      2000
                                                   ------------------
                                                     (in millions)
                                                   ------------------
           Aggregate reserve for life and accident
            and health............................ $1,730.5  $1,736.7
           Deposit-type contracts.................     27.7      28.1
           Policy and contract claims.............     (3.4)      0.9
           Undistributed earnings on participating
            business..............................      5.5       5.7
           Other..................................      0.1       0.1
                                                   --------  --------
                                                   $1,760.4  $1,771.5
                                                   ========  ========

6. Capital and Surplus

Life insurance companies are subject to certain Risk-Based Capital ("RBC") requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life insurance company is to be determined based on the various risk factors related to it. At December 31, 2001, the Company exceeds the RBC requirements.

The payment of shareholder dividends by the Company requires 30 day advance notice to the Department and requires that the Superintendent of the department has not disapproved the dividend within such time.

Total assets have been decreased by $2.2 million for non-admitted assets as required by statutory guidance.

7. Employee Benefit Plans

LNC maintains defined benefit pension plans for its employees (including Company employees) and a defined contribution plan for the Company's agents. LNC also maintains 401(k) plans, deferred compensation plans and postretirement medical and life insurance plans for its employees and agents (including the Company's employees and agents). The aggregate expenses and accumulated obligations for the Company's portion of these plans are not material to the Company's statutory-basis results of operations or financial position for any of the periods shown.

LNC has various incentive plans for employees, agents and directors of LNC and its subsidiaries that provide for the issuance of stock options, stock appreciation rights, restricted stock awards and stock incentive awards. These plans are comprised primarily of stock option incentive plans. Stock options awarded under the stock option incentive plans are granted with an exercise price equal to the market value of LNC stock at the date of grant and, subject to termination of employment, expire ten years from the date of grant. Such options are transferable only upon death. Options become exercisable in 25% increments over the four-year period following the option grant anniversary date. A "reload option" feature was added on May 14, 1997. In most cases, persons exercising an option after that date have been granted new options in an amount equal to the number of matured shares tendered to exercise the original option award. The reload options are granted for the remaining term of the related original option and have an exercise price equal to the market value of LNC stock at the date of the reload award. Reload options can be exercised two years after the grant date if the value of the new option has appreciated by at least 25%.

Lincoln Life & Annuity Company of New York

As of December 31, 2001, there were 44,709 shares of LNC common stock subject to options granted to Company employees under the stock option incentive plans of which 19,906 were exercisable on that date. The exercise prices of the outstanding options range from $24.72 to $50.83.
During 2001, 2000 and 1999, 21,686, 8,235 and 10,201 options became exercisable, respectively. During 2001, 14,949 options were exercised and 4,000 options were forfeited. No options were exercised or forfeited in 2000. During 1999, 2,066 options were exercised and 1,600 options were forfeited.

8. Restrictions, Commitments and Contingencies

Marketing and Compliance Matters
Regulators continue to focus on market conduct and compliance issues. Under certain circumstances, companies operating in the insurance and financial services markets have been held responsible for providing incomplete or misleading sales materials and for replacing existing policies with policies that were less advantageous to the policyholder. The Company's management continues to monitor the Company's sales materials and compliance procedures and is making an extensive effort to minimize any potential liability. Due to the uncertainty surrounding such matters, it is not possible to provide a meaningful estimate of the range of potential outcomes at this time; however, it is management's opinion that such future development will not materially affect the financial position of the Company.

Vulnerability from Concentrations
At December 31, 2001, the Company did not have a material concentration of financial instruments in a single investee or industry. The Company's investments in mortgage loans principally involve commercial real estate. At December 31, 2001, 30% of such mortgages, or $45.8 million, involved properties located in New York and California. Such investments consist of first mortgage liens on completed income-producing properties and the mortgage outstanding on any individual property does not exceed $6.7 million.

At December 31, 2001, the Company did not have a concentration of: 1) business transactions with a particular customer, lender or distributor; 2) revenues from a particular product or service; 3) sources of supply of labor or services used in the business or 4) a market or geographic area in which business is conducted that makes it vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to the Company's financial condition.

Contingency Matters
The Company is occasionally involved in various pending or threatened legal proceedings arising from the conduct of business. Most of these proceedings are routine in the ordinary course of business. The Company maintains professional liability insurance coverage for certain claims in excess of $10 million. The degree of applicability of this coverage will depend on the specific facts of each proceeding. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings ultimately will be resolved without materially affecting the financial position of the Company.

State guaranty funds assess insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes. The Company has accrued for expected assessments net of estimated future premium tax deductions.

9. Fair Value of Financial Instruments

The following methodologies and assumptions were used to determine the estimated fair values of the Company's financial instruments. Considerable judgment is required to develop these fair values. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of the Company's financial instruments.

Bonds
Fair values of bonds are based on quoted market prices, where available. For bonds not actively traded, fair values are estimated using values obtained from independent pricing services. In the case of private placements, fair values are estimated by discounting expected future cash flows using a current market rate applicable to the coupon rate, credit quality and maturity of the investments.

Mortgage Loans on Real Estate
The estimated fair values of mortgage loans on real estate are established using a discounted cash flow method based on credit rating, maturity and future income. The rating for mortgages in good standing are based on property type, location, market conditions, occupancy, debt service coverage, loan to value, caliber of tenancy, borrower and payment record. Fair values for impaired mortgage loans are based on: 1) the present value of expected future cash flows discounted at the loan's effective interest rate; 2) the loan's market prices or 3) the fair value of the collateral if the loan is collateral dependent.

Lincoln Life & Annuity Company of New York

Policy Loans
The estimated fair value of investments in policy loans was calculated on a composite discounted cash flow basis using Treasury interest rates consistent with the maturity durations assumed. These durations were based on historical experience.

Other Investments and Cash and Short-Term Investments
The carrying value for assets classified as other investments, cash and cash equivalents and short-term investments in the accompanying statutory-basis balance sheets approximate their fair value.

Investment-type Insurance Contracts
The balance sheet caption, "Future policy benefits and claims" includes contracts that are considered to be investment-type contracts for GAAP purposes (i.e., certain annuity contracts). The fair values for the majority of these contracts are based on their approximate surrender values.

The remainder of the balance sheet caption "Future policy benefits and claims" that do not fit the definition of "investment-type insurance contracts" for GAAP are considered insurance contracts. Fair value disclosures are not required for these insurance contracts and fair values have not been determined by the Company. It is the Company's position that the disclosure of the fair value of these insurance contracts is important because readers of these financial statements could draw inappropriate conclusions about the Company's capital and surplus determined on a fair value basis. It could be misleading if only the fair value of assets and liabilities defined as financial instruments are disclosed. The Company and other companies in the insurance industry are monitoring the related actions of the various rule-making bodies and attempting to determine an appropriate methodology for estimating and disclosing the "fair value" of their insurance contract liabilities.

Separate Accounts
Assets held in separate accounts are reported in the accompanying statutory-basis balance sheets at fair value. The related liabilities are also reported at fair value in amounts equal to the separate account assets. Seed money deposited into the separate accounts by the Company is included as a separate account asset, but not as a separate account liability.

The carrying values and estimated fair values of the Company's financial instruments are as follows:

                                                                   December 31
                                                            2001                2000
                                                     --------------------------------------
                                                     Carrying   Fair     Carrying   Fair
Assets (Liabilities)                                  Value     Value     Value     Value
---------------------------------------------------- ---------------------------------------
                                                                  (in millions)
                                                     --------------------------------------
Bonds............................................... $1,600.9  $1,617.8  $1,535.9  $1,511.7
Mortgage loans on real estate.......................    153.9     157.0     185.1     183.4
Policy loans........................................    175.0     188.1     179.0     190.6
Cash and cash equivalents and short-term investments     15.6      15.6      46.7      46.7
Other invested assets...............................      0.3       0.3       0.3       0.3
Investment-type insurance contracts.................   (857.8)   (847.8)   (876.4)   (825.0)
Separate account assets.............................    357.2     357.2     329.8     329.8
Separate account liabilities........................   (356.4)   (356.4)   (329.8)   (329.8)

10. Transactions with Affiliates
The Company has entered into agreements with Lincoln Life to receive processing and other corporate services. Fees paid to Lincoln Life for such services were $13.0 million, $23.0 million and $22.7 million in 2001, 2000 and 1999, respectively. The Company has also entered into an agreement with Lincoln Life to provide certain processing services. Fees received from Lincoln Life for such services were $1.8 million, $2.4 million and $1.4 million in 2001, 2000 and 1999, respectively. At December 31, 2001, the Company owed Lincoln Life $5.7 million related to these services. At December 31, 2000, Lincoln Life owed the Company $2.4 million related to these services.

The Company has an investment management agreement with an affiliate, Lincoln National Investments, Inc. as of
December 31, 2001 and Lincoln Investment Management, Inc. as of December 31, 2000 and 1999, for investment advisory and asset management services. Fees paid for such investment services were $2.1 million, $1.4 million and $1.3 million in 2001, 2000 and 1999, respectively.

The Company cedes business to one affiliated company, Lincoln Life. The caption "Life and annuity premiums" in the accompanying Statements of Operations has been reduced by $5.7 million, $4.8 million and $6.3 million for premiums paid on these contracts in 2001, 2000 and 1999, respectively. The caption "Future policy benefits and claims" has been reduced by $4.4 million and $2.5 million related to reserve credits taken on these contracts as of December 31, 2001 and 2000, respectively.

Lincoln Life & Annuity Company of New York

11. Separate Accounts

Separate account assets held by the Company consist primarily of mutual funds, long-term bonds, common stocks and short-term investments and are carried at fair value. None of the separate accounts have any minimum income guarantees and the investment risks associated with market value changes are borne entirely by the policyholder.


Separate account premiums, deposits and other considerations amounted to $114.2 million, $61.6 million and $109.6 million in 2001, 2000 and 1999, respectively. Reserves for separate accounts with assets at fair value were $341.2 million and $317.5 million at December 31, 2001 and 2000, respectively. All reserves are subject to discretionary withdrawal at market value.
A reconciliation of transfers to the Company from the separate accounts is as follows:

                                                                                 Year ended December 31
                                                                                  2001    2000    1999
                                                                                 ----------------------
                                                                                      (in millions)
                                                                                 ----------------------
Transfers as reported in the Summary of Operations of various separate accounts:
  Transfers to separate accounts................................................ $114.2  $ 61.6  $109.6
  Transfers from separate accounts..............................................  (40.1)  (36.5)  (81.4)
                                                                                 ------  ------  ------
Net transfers to separate accounts as reported in the Statements of Operations.. $ 74.1  $ 25.1  $ 28.2
                                                                                 ======  ======  ======

Report of Independent Auditors

Board of Directors
Lincoln Life & Annuity Company of New York

We have audited the accompanying statutory-basis balance sheets of Lincoln Life & Annuity Company of New York (a wholly-owned, indirect subsidiary of Lincoln National Corporation) as of December 31, 2001 and 2000, and the related statutory-basis statements of operations, changes in capital and surplus and cash flow for each of the three years in the period ended December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the New York Insurance Department, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States and the effects on the accompanying financial statements are also described in Note 1.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of Lincoln Life & Annuity Company of New York at December 31, 2001 and 2000, or the results of its operations or its cash flow for each of the three years in the period ended December 31, 2001.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lincoln Life & Annuity Company of New York at December 31, 2001 and 2000, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 2001, in conformity with accounting practices prescribed or permitted by the New York Insurance Department.

As discussed in Note 2 to the financial statements, in 2001 the Company changed various accounting policies to be in accordance with the revised NAIC Accounting Practices and Procedures Manual, as adopted by the New York Insurance Department.

/s/ Ernst & Young LLP

March 15, 2002

LINCOLN LIFE & ANNUITY VARIABLE ANNUITY ACCOUNT H

                      REGISTRATION STATEMENT ON FORM N-4

                          PART C - OTHER INFORMATION

Item 24.   Financial Statements

  (a) List of Financial Statements

      1. Part A The Table of Condensed Financial Information is included in Part A of this Registration Statement.

      2. Part B The following financial statements for the Variable Account are included in Part B of this Registration Statement:

         Statement of Assets and Liabilities -- December 31, 2001
         Statement of Operations -- Year ended December 31,2001
         Statements of Changes in Net Assets -- Year ended December 31, 2001 and
           2000
         Notes to Financial Statements -- December 31, 2001
         Report of Ernst & Young LLP, Independent Auditors

      3. Part B The following statutory-basis financial statements of The Lincoln Life & Annuity Company of New York are included in Part B of this Registration Statement:


Balance Sheets--Statutory-Basis--Years ended December 31, 2001 and 2000

Statements of Operations--Statutory-Basis--Years ended December 31, 2001, 2000 and 1999

Statements of Changes in Capital and Surplus--Statutory-Basis--Years ended December 31, 2001, 2000 and 1999.

Statements of Cash Flows--Statutory-Basis--Years ended December 31, 2001, 2000, and 1999.


Notes to Statutory-Basis Financial Statements--December 31, 2001
Report of Ernst & Young LLP, Independent Auditors

Item 24.                          (Continued)

                (b)  List of Exhibits

(1) Resolutions of the Board of Directors and memorandum authorizing establishment of the Variable Account are incorporated herein by reference to Registration Statement on Form N-4 (333-38007) filed on October 16, 1997.

(2)    None.

(3)(a) Underwriting Agreement incorporated herein by reference to Registration Statement on Form N-4 (333-38007) filed on April 19, 2001.

(3)(b) Form of Selling Group Agreement incorporated herein by reference to Registration Statement on Form N-4 (333-38007) filed on October 12, 1999.

(4)(a) Variable Annuity Contract incorporated herein by reference to Registration Statement on Form N-4 (333-38007) filed on May 17, 2000.

(4)(b) Amendment No. 1 (I4L-NQ) to Variable Annuity contract

(4)(c) Amendment No. 2 (I4L-Q) to Variable Annuity contract

(4)(d) Form of Variable Annuity Income Rider

(5) Application incorporated herein by reference to Registration Statement on Form N-4 (333-38007) filed on April 19, 2001.

(6) Articles of Incorporation and Bylaws of Lincoln Life & Annuity Company of New York are incorporated herein by reference to Registration Statement on Form N-4 (333-10863) filed on 8/27/96.

(7)    Not applicable.

(8)(a) Form of Services Agreement between Delaware Management Holdings, Inc., Delaware Service Company, Inc. and LNY incorporated herein by reference to Registration Statement on Form N-4 (333-38007) filed on October 12, 1999.

(8)(b) Fund Participation Agreement incorporated herein by reference to Regis-tration Statement on Form N-4 (333-38007) filed on April 19, 2001.

(8)(c) Amended and Restated Service Agreement between The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York incorporated herein by reference to Registration Statement on Form N-4 (333-38007) filed on October 12, 1999.

(8)(d) Amendment dated January 3, 2001 to Service Agreement between Delaware Management Holdings, Inc. Delaware Service Company, Inc. and LNY incorporated herein by reference to Registration Statement on Form N-4 (333-18419) filed on April 9, 2002.


(9) Opinion and consent of Robert O. Sheppard, Counsel of Lincoln Life & Annuity Company of New York as to legality of securities being issued incorporated herein by reference to Registration Statement on Form N-4 (333-38007) filed on October 12, 1999.

(10)   Consent of Ernst & Young LLP, Independent Auditors

(11)   Not applicable.

(12)   Not applicable.

(13) Schedule for Computation for Performance Quotations incorporated herein by reference to Registration Statement on Form N-4 (333-38007) filed on October 12, 1999.

(14)   Not applicable.

(15) Other Exhibits:
                  Organizational Chart of the Lincoln National Insurance Holding Company System is incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-73532) filed on February 8, 2002.


(16)   Powers of Attorney


The following list contains the officers and directors of Lincoln Life & Annuity Company of New York who are engaged directly or indirectly in activities relating to the Lincoln Life & Annuity Variable Annuity Account H as well as the contracts. The list also shows Lincoln Life & Annuity Company of New York's executive officers.

Item 25.

                                      Positions and Officers with Lincoln Life &
Name                                        Annuity Company of New York
----                                  ------------------------------------------

Lorry J. Stensrud**...................    President and Director

John H. Gotta****....................     Second Vice President and Director

Janet Chrzan**........................    Second Vice President/Chief Financial
                                          Officer

J. Patrick Barrett....................    Director
    Chairman & CEO
    Carpat Investments
    4605 Watergap
    Manlius, NY 13104

Robert D. Bond**......................    Director


Name
----
Jon A. Boscia***.................................  Director

Diane Dillman**..................................  Director of Annuities Compliance

Christine Frederick****..........................  Director of Life Compliance

Steven M. Kluever**..............................  Second Vice President

Barbara S. Kowalczyk***..........................  Director

M. Leanne Lachman................................  Director
  Principal
  Lend Lease Real Estate Investments
  787 7th Avenue - 46th Floor
  New York, NY 10019

Louis G. Marcoccia...............................  Director
  Senior Vice President
  Syracuse University
  Skytop Office Building
  Skytop Road
  Syracuse, NY 13244-5300

Gary W. Parker****..............................  2nd Vice President and Director

John M. Pietruski................................  Director
  One Penn Plaza
  Suite 3408
  New York, NY 10119

Ron J. Ponder....................................  Director
  President & CEO
  Telecom, Media & Networks Americas
  A Cap Gemini Ernst & Young Company
  25 Airport Road
  Morristown, NJ 07960

Mark E. Reynolds**...............................  Director

Robert O. Sheppard*..............................  2nd Vice President/General Counsel

Eldon J. Summers, Jr.**..........................  Treasurer

Richard C. Vaughan***............................  Director

C. Suzanne Womack***.............................  Secretary


*    Principal business address is 100 Madison Street, 17th
     Floor, Syracuse, New York 13202.

**   Principal business address is 1300 S. Clinton Street, Fort
     Wayne, Indiana 46801.

***  Principal business address is Center Square, West Tower,
     1500 Market St., Suite 3900, Philadelphia, PA 19102-2112.

**** Principal business address is 350 Church Street,
     Hartford, CT 06103.

Item 26.

                     PERSONS CONTROLLED BY OR UNDER COMMON
                   CONTROL WITH THE DEPOSITOR OR REGISTRANT

     See Exhibit 15: The Organizational Chart of The Lincoln National Insurance Holding Company System.


Item 27.

                           NUMBER OF CONTRACT OWNERS

     As of February 28, 2002, there were 444 contractowners under Account H


Item 28.

                         INDEMNIFICATION--UNDERTAKING

(a)  Brief description of indemnification provisions.

     In general, Article VII, Section 2, of the By-Laws of Lincoln Life & Annuity Co. of NY (LNY) provides that LNY will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of LNY, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or not opposed to the best interests of, LNY. Certain additional conditions apply to indemnification in criminal proceedings.

     In particular, separate conditions govern indemnification of directors, officers, and employees of LNY in connection with suits by, or in the rights of LNY.

     Please refer to Article VII of the By-Laws of LNY (Exhibit No. 6(a) hereto) for the full text of the indemnification provisions.
     Indemnification is permitted by, and is subject to the requirements of, New York law.

(b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore,unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.                       Principal Underwriter

     (a) American Funds Distributors, Inc., is also the Principal Underwriter of shares of: AMCAP Fund, Inc., American Balanced Fund, Inc., The American Funds Income Series, The American Funds Tax-Exempt Series I, The American Funds Tax-Exempt Series II, American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., Capital Income Builder, Inc., Capital World Bond Fund, Inc., Capital World Growth and Income Fund, Inc., The Cash Management Trust of America, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., New World Fund, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Money Fund of America, The U.S. Treasury Money Fund of America and Washington Mutual Investors Fund, Inc.


     Lincoln National Variable Annuity Account E, and Lincoln National Flexible Premium Variable Life Accounts F, J and Y (all registered as investment com-panies under the 1940 Act) and Lincoln National Flexible Premium Group Variable Annuity Accounts 50, 51 and 52 are all segregated investment accounts of Lincoln Life which also invests in the series. The series also offers shares of the funds to other segregated investment accounts.


     (b)              (1)                                       (2)
        Name and Principal                      Positions and Offices
         Business Address                        with Underwriter
        ------------------                      ---------------------

        David L. Abzug                          Vice President
        P.O. Box 2248
        Agoura Hills, CA 91376

        John A. Agar                            Vice President
        P.O. Box 7326
        Little Rock, AR 72207

   Robert B. Aprison                   Vice President
   2983 Bryn Wood Drive
   Madison, WI  53711

L  William W. Bagnard                  Vice President

   Steven L. Barnes                    Senior Vice President
   7490 Clubhouse Road, Suite 100
   Boulder CO  80301

B  Carl R. Bauer                       Vice President

   Michelle A. Bergeron                Senior Vice President
   4160 Gateswalk Drive
   Smyrna, GA 30080

   J. Walter Best, Jr.                 Regional Vice President
   9013 Brentmeade Blvd.
   Brentwood, TN 37027

   Joseph T. Blair                     Senior Vice President
   148 E. Shore Ave
   Groton Long Point, CT 06340

(b)                 (1)                               (2)
     Name and Principal               Positions and Offices
     Business Address                 with Underwriter
     ------------------               ---------------------

     John A. Blanchard                Vice President
     6421 Aberdeen Road
     Mission Hills, KS 66208

     Ian B. Bodell                    Senior Vice President
     P.O. Box 1665
     Brentwood, TN 37024-1665

     Mick L. Brethower                Senior Vice President
     601 E. Whitestone Blvd.
     Building 6, Suite 115
     Cedar Park, TX 78613

     Alan Brown                       Vice President
     4129 Laclede Avenue
     St. Louis, MO  63108

B    J. Peter Burns                   Vice President

     Cody Callaway                    Regional Vice President
     803 South Desert Palm Place
     Broken Arrow, OK 74012

     Matthew Carlisle                 Regional Vice President
     4500 Fairvista Drive
     Charlotte, NC 28269

     Damian Carroll                   Regional Vice President
     40 Ten Acre Road
     New Britain, CT 06052

     Brian C. Casey                   Vice President
     8002 Greentree Road
     Bethesda, MD  20817

     Victor C. Cassato                        Senior Vice President
     609 W. Littleton Blvd., Suite 310
     Littleton, CO 80120

     Christopher J. Cassin                    Senior Vice President
     19 North Grant Street
     Hinsdale, IL 60521

     Denise M. Cassin                         Vice President
     1301 Stoney Creek Drive
     San Ramon, CA 94538

L    David Charlton                           Senior Vice President

L    Larry P. Clemmensen                      Director

L    Kevin G. Clifford                        Director, President and Co-Chief
                                              Executive Officer

H    Cheri Coleman                            Assistant Vice President

     Ruth M. Collier                          Senior Vice President
     29 Landsdowne Drive
     Larchmont, NY  10538

S    David Coolbaugh                          Vice President

(b)                 (1)                               (2)
     Name and Principal               Positions and Offices
     Business Address                 with Underwriter
     ---------------------            ---------------------

H    Carlo O. Cordasco                Regional Vice President
     101 Five Forks Lane
     Hampton, VA 23669

     Thomas E. Cournoyer              Vice President
     2333 Granada Boulevard
     Coral Gables, FL 33134

     Douglas A. Critchell             Senior Vice President
     3521 Rittenhouse Street, N.W.
     Washington, D.C. 20015

     William Daugherty                Regional Vice President
     1216 Highlander Way
     Mechanicsburg, PA 17050

     Guy E. Decker                    Regional Vice President
     2990 Topaz Lane
     Carmel, IN 46032

     Daniel J. Delianedis             Vice President
     Edina Executive Plaza
     5200 Willson Road, Suite 150
     Edina, MN 55424

     James A. DePerno, Jr.            Regional Vice President
     91 Church Street
     East Aurora, NY 14052

L    Bruce DePriester                 Senior Vice President

     Tom Dickson                      Regional Vice President
     108 Willmington Court
     Southlake, TX 76092

     Michael A. Dilella               Vice President
     P.O. Box 661
     Ramsey, NJ 07446

     G. Michael Dill                  Senior Vice President
     505 E. Main Street
     Jenks, OK 74037


     Kirk D. Dodge                        Senior Vice President
     2627 Mission Street
     San Marino, CA 91108

     Peter J. Doran                       Director, Executive Vice President
     100 Merrick Road, Suite 216W
     Rockville Centre, NY 11570

L    Michael J. Downer                    Secretary


     Michael J. Dullaghan                 Regional Vice President
     5040 Plantation Grove Lane
     Roanoke, VA 24012

S    J. Steven Duncan                     Senior Vice President

     Robert W. Durbin                     Vice President
     74 Sunny Lane
     Tiffin, OH 44883

I    Lloyd G. Edwards                     Senior Vice President

     Timothy L. Ellis                     Regional Vice President
     1441 Canton Mart Road, Suite 9
     Jackson, MS 39211

     John R. Fodor                        Senior Vice President
     15 Latisquama Road
     Southborough, MA 01772

(b)               (1)                                            (2)
   Name and Principal                          Positions and Offices
    Business Address                             with Underwriter
   ------------------                         ----------------------

   Daniel B. Frick                            Regional Vice President
   845 Western Avenue
   Glen Ellyn, IL 60137

   Clyde E. Gardner                           Senior Vice President
   Route 2, Box 3162
   Osage Beach, MO 65065

L  Linda Gardner                              Assistant Vice President

B  Evelyn K. Glassford                        Vice President

   Jack E. Goldin                             Regional Vice President
   7995 Northwest 20th Street
   Pembroke Pines, FL 33024

   Jeffrey J. Greiner                         Vice President
   12210 Taylor Road
   Plain City, OH 43064

L  Paul G. Haaga, Jr.                         Director

B  Mariellen Hamann                           Vice President

   Derek S. Hansen                            Regional Vice President
   13033 Ridgedale Drive, PMB147
   Minnetonka, MN 55305

   David E. Harper                            Senior Vice President
   150 Old Franklin School Road
   Pittstown, NJ 08867

H  Mary Pat Harris                            Vice President

   Steve Hipsley                              Regional Vice President
   100 Kaydeross Park Road
   Saratoga Springs, NY 12866

   Ronald R. Hulsey                           Senior Vice President
   6744 Avalon
   Dallas, TX 75214

   Robert S. Irish                            Vice President
   1225 Vista Del Mar Drive
   Delray Beach, FL 33483

   Michael J. Johnston                        Director
   630 Fifth Ave., 36th Floor
   New York, NY 10111

B  Damien M. Jordan                           Senior Vice President

   John P. Keating                            Regional Vice President
   2285 Eagle Harbor Parkway
   Orange Park, FL 32003

   Dorothy Klock                              Vice President
   555 Madison Avenue, 29th Floor
   New York, NY 10022

H  Dianne L. Koske                            Assistant Vice President

   Andrew R. LeBlanc                          Regional Vice President
   78 Eton Road
   Garden City, NY 11530


(b)                (1)                                          (2)
    Name and Principal                        Positions and Offices
     Business Address                            with Underwriter
    ------------------                        ---------------------

B   Karl A. Lewis                             Vice President

    T. Blake Liberty                          Vice President
    5506 East Mineral Lane
    Littleton, CO 80122

    Mark J. Lien                              Regional Vice President
    1103 Tulip Tree Lane
    West Des Moines IA  50266

L   Lorin E. Liesy                            Vice President

I   Kelle Lindenberg                          Assistant Vice President

    Louis K. Linquata                         Regional Vice President
    5214 Cass Street
    Omaha, NE 68132

LW  Robert W. Lovelace                        Director

    Brendan T. Mahoney                        Regional Vice President
    29 Harvard Drive
    Sudbury, MA 01776

    Stephen A. Malbasa                        Director, Senior Vice President
    13405 Lake Shore Blvd.
    Cleveland, OH 44110

    Steven M. Markel                          Senior Vice President
    5241 South Race Street
    Greenwood Village, CO 80121

L   J. Clifton Massar                         Director, Senior Vice President

L   E. Lee McClennahan                        Senior Vice President

    James R. McCrary                          Regional Vice President
    28812 Crestridge
    Rancho Palos Verdes, CA 90275

L   Scott F. McIntyre                         Senior Vice President

S   John V. McLaughlin                        Senior Vice President

    Terry W. McNabb                           Vice President
    2002 Barrett Station Road
    St. Louis, MO  63131

    Scott Meade                               Regional Vice President
    P.O. Box 122
    Rye Beach, NH 03871

    Monty Moncrief                            Regional Vice President
    55 Chandler Creek
    The Woodlands, TX 77381


(b)               (1)                                    (2)
   Name and Principal                  Positions and Offices
    Business Address                     with Underwriter
   ------------------                  ---------------------

   William E. Noe                      Vice President
   304 River Oaks Road
   Brentwood, TN 37207

   Peter A. Nyhus                      Vice President
   3084 Wilds Ridge Court
   Prior Lake, MN 55372

   Eric P. Olson                       Vice President
   62 Park Drive
   Glenview, IL 60025

   Jeffrey A. Olson                    Regional Vice President
   930 S. Cowley Street #305
   Spokane, WA 99202

   Gary A. Peace                       Regional Vice President
   291 Kaanapali Drive
   Napa, CA  94558

   Samuel W. Perry                     Regional Vice President
   4730 East-Indian School Road
   Suite 120
   Phoenix, AZ 85018

   David K. Petzke                     Regional Vice President
   4016 Saint Lucia Street
   Boulder, CO 80301

   Fredric Phillips                    Senior Vice President
   175 Highland Avenue, 4th Floor
   Needham, MA  02494

B  Candance D. Pilgrim                 Assistant Vice President

   Carl S. Platou                      Vice President
   7455 80th Place, SE
   Mercer Island, WA 98040

S  Richard P. Prior                    Vice President

   Mark S. Reischmann                  Regional Vice President
   5485 East Mineral Lane
   Littleton, CO 80122

   Steven J. Reitman                   Senior Vice President
   212 The Lane
   Hinsdale, IL 60521

   Brian A. Roberts                    Vice President
   418 South Royal Street
   Alexandria, VA 22314

L  Julie D. Roth                       Vice President

L  James F. Rothenberg                 Director

   Douglas F. Rowe                     Vice President
   414 Logan Ranch Road
   Georgetown, TX 78628


(b)               (1)                                (2)
   Name and Principal                 Positions and Offices
    Business Address                    with Underwriter
   ------------------                 ---------------------

   Christopher S. Rowey               Vice President
   10538 Cheviot Drive
   Los Angeles, CA 90064

H  Steve Rubin                        Assistant Vice President

   Dean B. Rydquist                   Senior Vice President
   1080 Bay Pointe Crossing
   Alpharetta, GA 30005

   Richard R. Samson                  Senior Vice President
   4604 Glencoe Avenue, #4
   Marina del Rey, CA 90292

   Paul V. Santoro                    Regional Vice President
   17 Willow Street
   Boston, MA 02108

   Joseph D. Scarpitti                Vice President
   31465 St. Andrews
   Westlake, OH  44145

   Shannon D. Schofield               Regional Vice President
   201 McIver Street
   Greenville, SC 29601

L  R. Michael Shanahan                Director

   Brad W. Short                      Regional Vice President
   1601 Seal Way
   Seal Beach, CA 90740

   David W. Short                     Chairman of the Board and
   1000 RIDC Plaza, Suite 212         Co-Chief Executive Officer
   Pittsburgh, PA 15238

   William P. Simon                   Senior Vice President
   912 Castlehill Lane
   Devon, PA 91333

   Jerry L. Slater                    Regional Vice President
   4152 42nd Avenue NE
   Seattle, WA 98105


   Rodney G. Smith                    Senior Vice President
   100 N. Central Expressway,
   Suite 1214
   Richardson, TX 75080

S  Sherrie L. Snyder-Senft            Vice President

   Anthony L. Soave                   Regional Vice President
   8831 Morning Mist Drive
   Clarkston, MI  48348

L  Therese L. Souiller                Assistant Vice President

   Nicholas D. Spadaccini             Vice President
   855 Markley Woods Way
   Cincinnati, OH  45230

L  Kristen J. Spazafumo               Assistant Vice President


(b)               (1)                                  (2)
   Name and Principal                Positions and Offices
    Business Address                   with Underwriter
   ------------------                ---------------------
   Daniel S. Spradling               Senior Vice President
   181 Second Avenue, Suite 228
   San Mateo, CA 94401

B  Raymond Stein                     Assistant Vice President

LW Eric H. Stern                     Director

   Brad Stillwagon                   Regional Vice President
   2438 Broadmeade Road
   Louisville, KY 40205

B  Max D. Stites                     Vice President

   Thomas A. Stout                   Vice President
   1004 Ditchley Road
   Virginia Beach, VA 23451

   Craig R. Strauser                 Vice President
   3 Dover Way
   Lake Oswego, OR 97034

   Francis N. Strazzeri              Senior Vice President
   3021 Kensington Trace
   Tarpon Springs, FL 34689

L  Lisa F. Swaiman                   Vice President

L  Drew W. Taylor                    Assistant Vice President

   Gary J. Thoma                     Regional Vice President
   21 White Cloud
   HCR 1 Box 172-A
   Keshena, WI 54135

   Cindy Thompson                    Regional Vice President
   23412 Pacific Park Drive, #5C
   Aliso Viejo, CA 92656

L  James P. Toomey                   Vice President

I  Christopher E. Trede              Vice President

   George F. Truesdail               Senior Vice President
   400 Abbotsford Court
   Charlotte, NC 28270

   Scott W. Ursin-Smith              Vice President
   60 Reedland Woods Way
   Tiburon, CA 94920

   J. David Viale                    Regional Vice President
   39 Old Course Drive
   Newport Beach, CA 92660

   Gerald J. Voss                    Regional Vice President
   The Pines at Four Hills
   3900 S. Southeastern Ave., #110
   Sioux Falls, SD 57103


   Thomas E. Warren                  Vice President
   7347 Turnstone Road
   Sarasota, FL 34242


L  J. Kelly Webb                     Senior Vice President, Treasurer
                                     and Controller

(b)                 (1)                             (2)
     Name and Principal           Positions and Offices
     Business Address             with Underwriter
     ------------------           ---------------------

     Gregory J. Weimer            Vice President
     206 Hardwood Drive
     Venetia PA  15367

B    Timothy W. Weiss             Director

SF   Gregory W. Wendt             Director

     George J. Wenzel             Regional Vice President
     251 Barden Road
     Bloomfield, MI 48304

H    J.D. Wiedmaier               Assistant Vice President

SF   N. Dexter Williams, Jr.      Senior Vice President

     Timothy J. Wilson            Vice President
     113 Farmview Place
     Venetia, PA 15367

B    Laura L. Wimberly            Vice President

H    Marshall D. Wingo            Director, Senior Vice President

L    Robert L. Winston            Director, Senior Vice President

     William R. Yost              Senior Vice President
     9320 Overlook Trail
     Eden Prairie, MN 55347


     Jonathan A. Young            Regional Vice President
     329 Downing Drive
     Chesapeake, VA 23322

     Scott D. Zambon              Regional Vice President
     2887 Player Lane
     Tustin Ranch, CA 92782

-------------


L    Business Address, 333 South Hope Street, Los Angeles, CA 90071
LW Business Address, 11100 Santa Monica Boulevard, 15th Floor, Los Angeles, CA 90025
B    Business Address, 135 South State College Boulevard, Brea, CA 92821
S    Business Address, 3500 Wiseman Boulevard, San Antonio, TX 78251
SF Business Address, One Market, Steuart Tower, Suite 1800, San Francisco, CA 94105-1016
H    Business Address, 5300 Robin Hood Road, Norfolk, VA 23513
I    Business Address, 8332 Woodfield Crossing Blvd., Indianapolis, IN 46240

(c)  Not applicable

Item 30.  Location of Accounts and Records

All accounts, books, and other documents, except accounting records, required to be maintained by Section 31a of the 1940 Act and the Rules promulgated there-under are maintained by The Lincoln National Life Insurance Company ("Lincoln Life"), 1300 S. Clinton Street, Fort Wayne, Indiana 46802. The accounting records are maintained by Delaware Management Company, One Commerce Square, 2005 Market Street, Philadelphia, Pennsylvania 19103.

Item 31.  Management Services

Not Applicable.

Item 32

(a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Registrant undertakes that it will include either (1) as part of any application to purchase a Certificate or an Individual Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or a similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

(c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to Lincoln Life at the address or phone number listed in the Prospectus.

(d) Lincoln Life & Annuity Company of New York hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln Life & Annuity Company of New York.

(e) Registrant hereby represents that it is relying on the American Council of Life Insurance (avail. Nov. 28, 1988) no-action letter with respect to Contracts used in connection with retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code, and represents further that it will comply with the provisions of paragraphs (1) through (4) set forth in that no-action letter.

                                   SIGNATURES

(a) As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment No. 3 to the Registration Statement to be signed on its behalf, in the City of Fort Wayne, and the State of Indiana on this 11th day of April, 2002.

                    Lincoln Life & Annuity Variable Annuity Account H
                    Legacy III
                    (Registrant)

                    By: ___/s/ Samuel S. Parkison_____
                       Samuel S. Parkison
                       2nd Vice President

                    THE LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
                    (Depositor)

                    By: ____/s/ Steven M. Kluever_____
                    Steven M. Kluever
                    (Signature-Officer of Depositor)
                    2nd Vice President
                    (Title)

(b) As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in their capacities indicated on April 11, 2002.

Signature                                                     Title

  *                                                           President and Director
--------------------------------------------------            (Principal Executive Officer)
Lorry J. Stensrud

  *                                                           2nd Vice President and Chief
--------------------------------------------------            Financial Officer
Janet Chrzan                                                  (Principal Accounting Officer and
                                                              Principal Financial Officer)


  *                                                           2nd Vice President and Director
--------------------------------------------------
John H. Gotta
  *                                                           2nd Vice President and Director
--------------------------------------------------
Gary W. Parker
  *                                                           Director
--------------------------------------------------
J. Patrick Barrett
  *                                                           Director
--------------------------------------------------
Robert D. Bond
  *                                                           Director
--------------------------------------------------
Jon A. Boscia
  *                                                           Director
--------------------------------------------------
M. Leanne Lachman
  *                                                           Director
--------------------------------------------------
Louis G. Marcoccia
  *                                                           Director
--------------------------------------------------
Ron J. Ponder
  *                                                           Director
--------------------------------------------------
John M. Pietruski
  *                                                           Director
--------------------------------------------------
Barbara S. Kowalczyk
  *                                                           Director
--------------------------------------------------
Richard C. Vaughan
                                                              Director
--------------------------------------------------
Mark E. Reynolds


*By           /s/ Steven M. Kluever                           Pursuant to a Power of Attorney
   -----------------------------------------------------
    Steven M. Kluever